As filed with the U.S. Securities and Exchange Commission on ________________

Registration Nos. 333 – 137572
811 – 07545

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 4	[X]
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO._____	[X]

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

Prudential Plaza
751 Broad Street
Newark, New Jersey 07102-37777
(973) 802-7333
(Address and telephone number of Depositor)

Michael J. Scharpf
Vice President and Corporate Counsel
The Prudential Insurance Company of America
80 Livingston Ave., Bldg. ROS3
Roseland, New Jersey 07068
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b).
[X] on May 1, 2009 pursuant to paragraph (b) of rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(1).
[ ] on ___ pursuant to paragraph (a)(1).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRUDENTIAL’S GROUP INSURANCE

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PruBenefit SelectSM
GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
INSURANCE CONTRACT

Prospectus

May 1, 2009

Prudential Variable Contract Account GI-2

PROSPECTUS

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May 1, 2009
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PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

PRUBENEFIT SELECTSM

Group Flexible Premium Variable Universal Life Insurance Contract

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This prospectus describes the PruBenefit SelectSM group flexible premium variable universal life insurance contract (the “Group Contract”), offered by The Prudential Insurance Company of America (“Prudential”) solely to Employers or to trusts established by Employers (each, a “Contract Holder”). Each Group Contract will provide life insurance (a “Coverage”) on Employees (each, a “Covered Person”) of an Employer. The Contract Holder will generally be the sole beneficiary of each Coverage and have all rights and privileges under the Group Contract including the right to assign a Coverage to a Covered Person. The Contract Holder must agree to use the proceeds of each Coverage to finance the cost of employee benefits which may include nonqualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits. The Group Contract may be used in connection with a “split dollar” plan where the Employer pays the entire premium and the Covered Person designates a beneficiary for a portion of the Death Benefit.
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The Contract Holder may choose to allocate the Group Contract’s premiums and its earnings to one or more of the available Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a list of the available Funds in which Variable Investment Options invest, their investment objectives and their investment advisers, see The Variable Investment Options.

The Contract Holder may also choose to allocate the Group Contract’s premiums and its earnings to the Fixed Interest Rate Option, which pays a guaranteed interest rate. See The Fixed Interest Rate Option.

Read this Prospectus. Read this prospectus before purchasing the Group Contract. Keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Investment in a variable universal life insurance contract is subject to risk, including the possible loss of principal. An investment in PruBenefit SelectSM is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America
Attn: PruBenefit Funding
 13001 County Road 10
Plymouth, MN 55442
Telephone (800) 286-7754

PruBenefit SelectSM is a service mark of Prudential.

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Expenses of the Funds

The following tables describe the fees and expenses that the Contract Holder could pay when buying, owning and surrendering the Group Contract or any Coverage. Prudential’s current fees and expenses may be lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum and current fees and expenses that the Contract Holder will pay at the time it purchases the Group Contract or any Coverage, makes a premium payment, surrenders the Group Contract or any Coverage, or transfers amounts between Variable Investment Options.

Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deductible	Current Amount Deducted
Premium Load[1]	Deducted from premium payments	8.50% of each Target Premium and 2.00% of Excess Premium[2]	8.50% of each Target Premium and 2.00% of Excess Premium[3]
Surrender Charge	Deducted upon Surrender	0	0
Transfer Charge	Each transfer	$25	0

1 The Premium Load includes an amount to cover the cost of commissions; advertising and the printing and distribution of prospectuses and sales literature; any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of the premium received by Prudential. In Oregon, this is called a premium based administrative charge. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

2 The Maximum Amount Deductible is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Maximum Amount Deductible for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

3 The Current Amount Deducted is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Current Amount Deducted for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The Premium Load may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of sales or other costs. See Reduction of Charges.

The second table describes the maximum and current Group Contract fees and expenses that the Contract Holder will pay periodically during the time it owns the Group Contract, not including the Funds’ fees and expenses.

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Periodic Contract Charges other than the Funds’ Fees and Expenses
Charge	When Charge is Deducted	Maximum Amount Deductible	Current Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance[1]	Monthly	For Coverages with a
Coverage Effective
Date before January 1,
2009: $83.333 per
$1,000 of Net Amount
at Risk (“NAR”)

For Coverages with a
Coverage Effective
Date on or after
January 1, 2009:
$29.193 per $1,000 of
NAR	Minimum amount deducted
is $0 per $1,000.

The charge in Coverage Year
two for a representative
Covered Person, Preferred
Non-Smoker male Coverage
issued at age 45 with Attained
Age 46 in the Guaranteed
Issue Underwriting Class is
			$0.150 per $1,000.[2]
COI for the Target Term Insurance[3]	Monthly	For Coverages with a Coverage Effective Date before January 1, 2009: $83.333 per $1,000 of NAR For Coverages with a Coverage Effective Date on or after January 1, 2009: $29.193 per $1,000 of NAR	Minimum amount deducted is
$0 per $1,000.

The charge in Coverage Year
two for a representative
Covered Person, Preferred
Non-Smoker male Coverage
issued at age 45 with Attained
Age 46 in the Guaranteed
Issue Underwriting Class is
			$0.086 per $1,000.[2]
Mortality and Expense Risk Charge[4]	Monthly	0.040% of assets in Variable Investment Options	0.020% of assets in the Variable Investment Options[5]
Net Interest on Loans[6]	Annually	1%	1%
Administrative Charge	Monthly	$10 per Covered Person	$10 per Covered Person[7]
Administrative Charge for Increases to Basic Insurance	Each Transaction	$25 per transaction	0
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1 The current COI charge for the Basic Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.
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2 For this sample, the amount shown under the heading “Current Amount Deducted” is the same for Coverages with a Coverage Effective Date before January 1, 2009 and for Coverages with a Coverage Effective Date on or after January 1, 2009.

3 The current COI charge for the Target Term Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

4 The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount allocated to the Variable Investment Options on that Monthly Date. See Mortality and Expense Risk Charge.
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5 The current monthly Mortality and Expense Risk Charge is reduced from 0.020% to 0.015% of assets in Variable Investment Options in Coverage Years 11 and later. Prudential will reassess this charge annually, subject to the maximum Mortality and Expense Risk Charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.

6 The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate. See Loans.

7 The Administrative Charge may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of administrative or other costs. See Reduction of Charges.
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Expenses of the Funds

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This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that the Contract Holder will pay periodically during the time it has allocated Net Premium payments and earnings to the corresponding Variable Investment Options. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.
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Total Annual Fund Operating Expenses
(Expenses that are deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Expenses do not include reductions for fee waivers or other reimbursements.)	Minimum 0.20%	Maximum 4.86%
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SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Contract

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PruBenefit SelectSM is a form of group flexible premium variable universal life insurance. The Group Contract provides life insurance coverage on each individual identified as a Covered Person. Each Covered Person must consent in writing to be insured and must meet Prudential’s underwriting requirements as set forth in the Group Contract. Prudential provides a Certificate of Coverage with a Benefit Summary Report to the Contract Holder to deliver to each Covered Person. The Certificate of Coverage states the limited rights of the Covered Persons under the Group Contract. The Benefit Summary Report states the amount of insurance and the Coverage Effective Date for each Coverage.  Prudential establishes a Death Benefit and Coverage Fund with respect to each Covered Person. The Contract Holder may allocate Net Premium payments and earnings to one or more of the available Variable Investment Options or to the Fixed Interest Rate Option. The value of each Death Benefit and Coverage Fund changes every Business Day according to the investment performance of the Variable Investment Options to which the Contract Holder has allocated Net Premium payments and the interest credited to the Fixed Interest Rate Option if the Contract Holder has allocated Net Premium payments to the Fixed Interest Rate Option. The aggregate value of the Coverage Funds equals the Group Contract’s aggregate Cash Value.
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Although the value of each Coverage Fund will increase if there is favorable investment performance in the Variable Investment Options, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of each Coverage Fund will decrease. The risk will be different, depending upon which Variable Investment Option(s) the Contract Holder chooses. The Contract Holder bears the risk of any decrease in value. If the Contract Holder selects the Fixed Interest Rate Option, Prudential credits each Coverage Fund with a declared rate of interest, but the Contract Holder assumes the risk that the rate may change, although it will never be lower than an effective annual rate of 2% or the rate required by law. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

Some features, conditions and terms described in this prospectus may not be available in some states.

Basic Insurance

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The Basic Insurance is determined with respect to each Covered Person based on his or her age, sex and Underwriting Class at the time the Contract Holder purchases the Coverage. The Basic Insurance will remain in force so long as premiums and other charges are paid as described in the Group Contract until a Covered Person reaches Attained Age 100. At that time, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges. See Attainment of Age 100.
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Target Term Insurance

Prudential permits the Contract Holder to purchase additional insurance (“Target Term Insurance”) with respect to each Covered Person. The Target Term Insurance on each Covered Person will terminate when such Covered Person reaches Attained Age 100.

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Currently, Prudential assesses lower sales loads on the Target Term Insurance and the current COI for each Covered Person is also generally lower in the first 10 years. As a result, in the early years of a Coverage, the Cash Value for a particular Coverage with Target Term Insurance is generally higher than it would be if the Coverage were all Basic Insurance and no Target Term Insurance. However, in later years, the Cash Value may be lower than it would be if the Coverage were all Basic Insurance and no Target Term Insurance, as the cost of Target Term Insurance is higher in later years.
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There are various factors to consider regarding Target Term Insurance. Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage without Target Term Insurance with the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance. For the factors to consider when adding Target Term Insurance to a Coverage, see TARGET TERM INSURANCE.

Types of Death Benefits Available Under the Group Contract

The Contract Holder may choose a different type of Death Benefit for each Coverage. There are three types of Death Benefit available:

Type A (fixed) Death Benefit under which the death benefit generally remains at the Coverage Amount that the Contract Holder initially chooses. The Coverage Fund, described below, may grow to a point where the Type A Death Benefit may increase and vary with the investment experience of the Variable Investment Options. The Coverage Fund makes up part of the Coverage Amount; the balance comes from Prudential’s general account.

Type B (variable) Death Benefit under which the death benefit will vary with the investment experience of the Variable Investment Options. Prudential pays the Coverage Amount from its general account. The Coverage Fund is added to the Coverage Amount to make up the total Death Benefit.

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For Type A and Type B Death Benefits, as long as the Coverage is in force, there have been no withdrawals, there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit will never be less than the Coverage Amount shown on the Benefit Summary Report for such Covered Person.
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Type C (return of premium) Death Benefit under which the death benefit is generally equal to the Coverage Amount plus the total premiums paid for such Coverage, less withdrawals, accumulated at an interest rate between 0% and 8%, in ½% increments, chosen by the Contract Holder. The Coverage Fund makes up part of the Coverage Amount; the balance comes from Prudential’s general account.

With any type of Death Benefit, the death benefit may be increased to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit and Changing the Type of Death Benefit.

Increasing or Decreasing Insurance Amounts

Subject to conditions determined by Prudential after the issuance of the Group Contract, the Contract Holder may increase or decrease the Coverage Amount for any Coverage. Each Coverage will be subject to its own monthly deductions. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

Prudential may decline a request to increase or decrease the Coverage Amount if Prudential determines it would cause the Coverage to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance and/or Target Term Insurance, if any, is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that a Coverage that is not classified as a Modified Endowment Contract will be classified as a Modified Endowment Contract. See TAXES.

The Coverage Fund

There is a Coverage Fund with respect to each Covered Person. The Coverage Fund is funded by Net Premium payments and is paid out as a part of the Death Benefit. Coverage Fund values change daily, reflecting:

(1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Interest Rate Option; and (3) interest credited on any Loan Account (currently 4%). The Coverage Fund values also change to reflect the receipt of premium payments, charges deducted from premium payments, withdrawals, and the monthly deductions described under CHARGES AND EXPENSES. For information about interest on any loan amount, see Loans.

Premium Payments

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The Minimum Initial Premium for each Coverage is due on the Coverage Effective Date. Subject to the following, the Contract Holder may choose the timing and the amount of subsequent premium payments. Subsequent premium payments are subject to a minimum, currently $1,000. Premium payments may be made annually, quarterly, or at other times as Prudential and the Contract Holder may agree. A Coverage will remain in force if its Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. Paying insufficient premiums, poor investment results or the taking of loans or withdrawals from any Coverage will increase the possibility that such Coverage will lapse. See PREMIUMS and LAPSE AND REINSTATEMENT.
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Prudential may refuse to accept a premium payment that would, in Prudential’s sole determination, cause any Coverage to fail to qualify as life insurance. See Tax Consequences of Buying the Group Contract.

Premium payments will be applied in the Coverage Year in which they are received. If the Contract Holder makes a premium payment prior to a Coverage Anniversary, such Coverage may be classified as a Modified Endowment Contract. If the Contract Holder pays more premium for a Coverage than permitted under Section 7702A of the Internal Revenue Code, such Coverage will be classified as a Modified Endowment Contract, which will affect the federal income tax treatment of loans and withdrawals. For more information, see Coverages Classified as Modified Endowment Contracts in the TAXES section.

Under certain circumstances, Prudential may agree to backdate the Contract Date and a Coverage Effective Date. See Backdating.
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Allocation of Premium Payments

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When the Contract Holder applies for the Group Contract, the Contract Holder instructs Prudential how to allocate its Net Premium payments. The Contract Holder may change the way in which subsequent Net Premium payments are allocated by giving written notice to Prudential as provided in the Group Contract. See Allocation of Premiums.

Prudential will apply the initial premium to each Covered Person’s Coverage Fund as of the end of the Valuation Period in which it is received in Good Order.

The charge for Premium Loads will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be applied to the Variable Investment Options and/ or the Fixed Interest Rate Option as of the end of the Valuation Period in which it is received in Good Order, in accordance with the allocation previously designated by the Contract Holder.
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Investment Choices

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The Contract Holder may choose to allocate the Group Contract’s Net Premium payments and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. See The Variable Investment Options and The Fixed Interest Rate Option. The Contract Holder may transfer amounts among investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.
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Prudential may add or remove the available Variable Investment Options in the future and may change the provisions applicable to the Fixed Interest Rate Option.

Transfers Among Investment Options

The Contract Holder may, for each Coverage, transfer amounts into or out of the Variable Investment Options twice per calendar month, up to 24 transfers per calendar year. There is a special transfer privilege that may be available to certain Contract Holders that have purchased the Group Contract to informally finance an employee benefit plan. See Transfers/Restrictions on Transfers. There is currently no charge for transfers. Prudential may impose a transfer charge in the future. Certain Funds may have additional restrictions applicable to all Group Contracts. Transfers into and out of the Fixed Interest Rate Option for each Coverage are subject to strict limits.

Prudential may prohibit transfer requests it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. Each transfer must be made by written notice in a form acceptable to Prudential.

See Transfers/Restrictions on Transfers and Dollar Cost Averaging.

Access to Coverage Values

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While the Covered Person is living, the Contract Holder may surrender a Coverage for its Surrender Value, which is the Coverage Fund minus any Coverage Debt plus, if applicable, any amount paid under the Return of Charges provision. If the Contract Holder surrenders the Coverage within the first eleven Coverage Years (in some states, during the first eight Coverage Years) and if such Coverage is not in default, the Contract Holder may be entitled to a return of a portion of charges. See Return of Charges. Surrender of a Coverage may have tax consequences. See Surrender and TAXES.
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Under certain circumstances, the Contract Holder may withdraw a part of a Coverage’s Net Cash Value without surrendering the Coverage. The amount withdrawn must be at least $5,000 per withdrawal. Withdrawal of the Surrender Value may have tax consequences. See Withdrawals and TAXES.

Loans on Coverage Funds

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The Contract Holder may borrow money from Prudential using one or more Coverage Funds as security for the loan, provided that the related Coverages are not in default. The maximum loan amount for each Coverage is equal to the Cash Value, less existing Coverage Debt, less the total charges for one month, subject to any state requirement. The minimum loan amount the Contract Holder may borrow is generally $5,000, but may be lower in some states. See Loans.
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Canceling the Contract (“Free-Look”)

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Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period of time required by state law. In some states, state law mandates a return of premium. In those states, the Contract Holder canceling the Group Contract will receive a refund of all premium payments made, less applicable income tax withholding. In other states, state law permits or requires a market value payment upon cancellation. In those states, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding. Where state law mandates the refund of premium payments, Prudential will allocate the Net Premium payment to the Money Market Variable Investment Option for the Free-Look period. Upon expiration of the period Prudential estimates the Free-Look to be in effect, Prudential will allocate the aggregate Coverage Fund value to the Variable Investment Options or the Fixed Interest Rate Option according to the Contract Holder’s instructions. See Allocation of Premium During Free-Look Period. A Group Contract returned according to this provision shall be deemed void from the beginning.
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SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

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The Contract Holder’s benefits, including life insurance, are not guaranteed but may be entirely dependent on the investment performance of the Variable Investment Options selected by the Contract Holder. The value of each Coverage Fund rises and falls with the performance of the Variable Investment Options chosen by the Contract Holder and the charges that Prudential deducts. Poor investment performance could cause one or more Coverages to lapse and the Contract Holder could lose the insurance coverage.
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The Variable Investment Options chosen by the Contract Holder may not perform to expectations. Purchasing the Group Contract involves risks including the possible loss of the Contract Holder’s entire investment. Only the Fixed Interest Rate Option provides a minimum guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Interest Rate Option.

Increase in Charges

In several instances Prudential will use the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge in each instance is the amount that Prudential now charges, which may be lower than the maximum charge. If circumstances change, Prudential may increase each current charge, up to the maximum charge, without giving any advance notice. Prudential will provide prior notice to Contract Holders of any increase to the Mortality and Expense Risk Charge.

Coverage Lapse

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Each month Prudential assesses the adequacy of the value of each Coverage Fund. If any Coverage Fund is less than an amount equal to total charges for one month, that Coverage is in default. A Coverage will also go into default if at any time the Coverage Debt equals or exceeds the Coverage Fund. See Loans. Should either event occur, Prudential will notify the Contract Holder of the required payment to prevent such Coverage from lapsing. The Contract Holder’s payment must be received by Prudential within the 61-day grace period after the notice of default is mailed or the Coverage will lapse and have no value. See LAPSE AND REINSTATEMENT. If the Contract Holder has an outstanding loan when a Coverage lapses, the Contract Holder may have taxable income as a result. See Pre-Death Distributions.
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Risks of Using the Group Contract as a Short-Term Savings Vehicle

The Group Contract is designed to provide benefits on a long-term basis. Consequently, the Contract Holder should not purchase the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Group Contract, the Contract Holder should decide carefully whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Because the Group Contract provides for an accumulation of Cash Value as well as a Death Benefit, the Contract Holder may wish to use it for various insurance planning purposes. Purchasing the Group Contract for such purposes may involve certain risks.

If the Variable Investment Options chosen by the Contract Holder perform poorly, if the Contract Holder does not pay sufficient premiums, or if the Contract Holder accesses the values in any Coverage through withdrawals or loans, one or more Coverages may lapse and the Contract Holder may not accumulate the funds needed to accomplish its objectives.

Risks of Taking Withdrawals

If a Coverage meets certain requirements, the Contract Holder may make withdrawals from a Coverage’s Net Cash Value while such Coverage is in force. The amount withdrawn must be at least $5,000. The withdrawal amount is limited by the requirement that the affected Coverage’s Net Cash Value after withdrawal may not be less than an amount equal to the total charges for one month. Accessing the values in a Coverage through withdrawals may significantly affect current and future values or Death Benefit proceeds and may increase the chance that one or more Coverages will lapse. Withdrawal of the Net Cash Value may have tax consequences. See Withdrawals and TAXES.

Tax Treatment of Contract Benefits

Whenever a Contract Holder makes a withdrawal, Prudential will immediately reduce the Coverage Funds for the affected Coverages by at least the amount of the withdrawal. Withdrawals under Type B (variable) Death Benefit and Type C (return of premium) Death Benefit will generally not change the Coverage Amount. However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Coverage Amount up to the withdrawal amount. Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverages continue to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal from a Type A (fixed) Death Benefit if it would result in a Coverage Amount less than the Minimum Coverage Amount specified in the Group Contract. See REQUIREMENTS FOR ISSUANCE OF A COVERAGE. If the Coverage Amount is decreased, there is a possibility that the Coverage might be classified as a Modified Endowment Contract. Accessing the values in a Coverage through withdrawals may significantly affect current and future coverage values or proceeds and may increase the chance that a Coverage will lapse. Before making any withdrawal that causes a decrease in the Coverage Amount, the Contract Holder should consult with its tax adviser and its registered representative. See Withdrawals and TAXES.

Limitations on Transfers

Transfer limitations are applied on a per Coverage basis, not per Group Contract. Transfers are limited to two per calendar month, up to 24 transfers in a calendar year. There is a special transfer privilege that may be available to certain Contract Holders that have purchased the Group Contract to informally finance an employee benefit plan. See Transfers/Restrictions on Transfers.

There is no charge for transfers. Prudential may impose a transfer charge in the future. Certain Funds may have additional restrictions applicable to all Group Contracts. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

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Currently, certain transfers effected systematically under a dollar cost averaging program described in this prospectus do not count toward any applicable transfer limit. See Dollar Cost Averaging.
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Generally, only one transfer from the Fixed Interest Rate Option is permitted per Coverage each Coverage Year. The maximum amount the Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of 25% of the largest amount in the Fixed Interest Rate Option over the last four years or $2,000. If the Contract Holder’s balance is less than $2,000, then any transfer request must be for the total balance.

Prudential may modify the Contract Holder’s right to make transfers by restricting the number, timing and/or amount of transfers Prudential finds to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations on Surrender of Coverage

The Contract Holder may surrender any Coverage at any time for its Surrender Value while the Covered Person is living. The Surrender Value of a surrendered Coverage will be determined as of the end of the Valuation Period in which such a request is received at Prudential in Good Order. In addition, the surrender of a Coverage may have tax consequences. See TAXES. Surrendering the Group Contract will surrender all Coverages at once.

Risks of Taking a Loan

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Accessing the values in a Coverage through loans may significantly affect current and future values or Death Benefit proceeds and may increase the chance that one or more Coverages will lapse. A Coverage will lapse if, at any time, the Coverage Debt equals or exceeds the Coverage Fund and the Contract Holder, after receiving notice from Prudential, does not make the required payment to prevent such Coverage from lapsing. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the applicable Coverage Fund. If a Coverage is classified as a Modified Endowment Contract for tax purposes, taking a loan may have tax consequences. See TAXES.
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Tax Consequences of Buying the Group Contract

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Each Coverage is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code using the Cash Value Accumulation Test. Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Cash Value ratio. Prudential may refuse to accept a premium payment that would, in Prudential’s sole determination, cause any Coverage to fail to qualify as life insurance. Prudential also has the right to refuse to accept any payment that increases the Death Benefit by more than it increases the related Coverage Fund. Although Prudential believes that each Coverage should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes, which will be applied uniformly to all Contract Holders after advance written notice, that Prudential deems necessary to insure that the Group Contract and each Coverage will qualify as life insurance.
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Although current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract, the Death Benefit paid to the Employer will generally be taxable as ordinary income to the extent it exceeds cost basis unless the Employer follows certain prescribed requirements related to the Group Contract. These requirements are described in greater detail in TAXES.

In addition, the Contract Holder generally is not subject to taxation on any increase in the contract value until and if it is withdrawn. Generally, the Contract Holder is taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal, as well as any amounts taken as loans, in excess of premiums paid are treated as ordinary income.

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Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made to any Coverage. An increase in the Coverage Amount may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium payment or a reduction in a Coverage Amount would cause a Coverage to become classified as a Modified Endowment Contract, and advise the Contract Holder of its options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts paid to the Contract Holder before a Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible
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from income. An assignment of a Coverage that meets the definition of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that such Coverage became classified as a Modified Endowment Contract.
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All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single Group Contract for purposes of applying these rules. See TAXES.

Any taxable income on pre-death distributions from a Modified Endowment Contract, including full surrenders, is subject to a penalty of 10%. If Coverage has been assigned to a Covered Person, the 10% penalty does not apply if the amount is received on or after age 59½, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies. See TAXES - Other Tax Considerations.

Replacement of the Group Contract

The replacement of life insurance is generally not in the best interest of the Contract Holder. In most cases, if the Contract Holder requires additional coverage, the benefits of the existing Group Contract can be protected by purchasing additional insurance. If the Contract Holder is considering replacing a Group Contract, the Contract Holder should compare the benefits and costs of supplementing its existing Group Contract with the benefits and costs of purchasing the Group Contract described in this prospectus and the Contract Holder should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

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The Contract Holder may choose to allocate its Group Contract’s Net Premium payments and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. The Fixed Interest Rate Option is the only investment option that offers a guaranteed rate of return. See The Variable Investment Options and The Fixed Interest Rate Option.
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Risks Associated with the Variable Investment Options

The Variable Investment Options invest in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Fund have no effect on the investment performance of any other Fund.

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Prudential does not promise that the Funds will meet their investment objectives. Amounts the Contract Holder allocates to the Variable Investment Options may grow in value, decline in value or grow less than the Contract Holder expects, depending on the investment performance of the Variable Investment Options the Contract Holder chooses. The Contract Holder bears the investment risk that the Funds may not meet their investment objectives. The Contract Holder also bears the risk that the Fund’s investment
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adviser may restrict investment in the Fund, and even close the Fund, at the discretion of the Fund’s investment adviser. The Contract Holder may lose its entire investment in the Variable Investment Options. Although the Money Market Variable Investment Option is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Variable Investment Option may be so low that, when charges are deducted, the Contract Holder experiences a negative return. See The Variable Investment Options.
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Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, the Contract Holder should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND VARIABLE INVESTMENT OPTIONS

The Prudential Insurance Company of America

The Group Contracts are issued by The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contracts.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential’s consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Fixed Interest Rate Option is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Contract Holder under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Variable Investment Options

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Each Variable Investment Option invests in one of the corresponding Funds listed here. Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. Those prospectuses may include funds that are not offered under the Group Contract.

Listed below are the Funds in which the Variable Investment Options invest, their investment objectives, investment advisers and investment subadvisers. Contract Holders should read a Fund’s prospectus before deciding to allocate assets to the Variable Investment Option corresponding to that Fund. There is no assurance that the investment objectives of any Fund will be met.

The short description provided below is solely for the convenience of the reader. A short description may be modified by a later supplement to a Fund prospectus. Contract Holders must rely solely on the description of the Fund included in the Fund prospectus, and any supplement to it. If there is any conflict between the short description noted here and any Fund prospectus or supplement, the Fund prospectus and supplement should be considered correct.

Please note that any index referenced below includes any successor index.
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The Prudential Series Fund (the “Series Fund”):

•	Conservative Balanced Portfolio (Class I): Total investment return consistent with a conservatively managed diversified portfolio.

•	Diversified Bond Portfolio (Class I): High level of income over a longer term while providing reasonable safety of capital.

•	Diversified Conservative Growth Portfolio (Class I): Current income and a reasonable level of capital appreciation.

•	Equity Portfolio (Class I): Long-term growth of capital.

•	Flexible Managed Portfolio (Class I): High total return consistent with an aggressively managed diversified portfolio.

•	Global Portfolio (Class I): Long-term growth of capital.

•	High Yield Bond Portfolio (Class I): High total return.

•	Natural Resources Portfolio (Class I): Long-term growth of capital.
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•	SP Aggressive Growth Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Balanced Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Conservative Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP Growth Asset Allocation Portfolio (Class I): Highest potential total return consistent with the specified level of risk tolerance.

•	SP PIMCO High Yield Portfolio (Class I): Maximum total return, consistent with preservation of capital and prudent investment management.

•	SP Strategic Partners Focused Growth Portfolio (Class I): Long-term growth of capital.

•	Value Portfolio (Class I): Capital appreciation.

Investment Adviser: Prudential Investments LLC.

Subadviser for the Diversified Bond Portfolio and High Yield Bond Portfolio: Prudential Investment Management, Inc.

Subadviser for the Natural Resources Portfolio: Jennison Associates LLC.

Subadvisers for the Equity Portfolio: Jennison Associates LLC and ClearBridge Advisors, LLC.

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Subadvisers for the Diversified Conservative Growth Portfolio: Prudential Investment Management, Inc., Jennison Associates LLC, EARNEST Partners LLC, Pacific Investment Management Company LLC, Eagle Asset Management, Inc. and Quantitative Management Associates LLC.

Subadvisers for the Conservative Balanced Portfolio and the Flexible Managed Portfolio: Prudential Investment Management, Inc. and Quantitative Management Associates LLC.

Subadviser for the SP PIMCO High Yield Portfolio: Pacific Investment Management Company LLC.

Subadvisers for the SP Strategic Partners Focused Growth Portfolio: AllianceBernstein L.P. and Jennison Associates LLC.

Subadviser for the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation, the SP Conservative Asset Allocation and the SP Growth Asset Allocation Portfolio: Quantitative Management Associates LLC.
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AIM Variable Insurance Funds:

•	AIM V.I. Core Equity Fund (Series I Shares): Growth of capital.

•	AIM V.I. Government Securities Fund (Series I Shares): High level of current income consistent with reasonable concern for safety of principal.

•	AIM V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
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•	AIM V.I. Small Cap Equity Fund (Series I Shares): Long-term growth of capital.

•	AIM V.I. Utilities Fund (Series I Shares): Capital growth and income.
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Investment Adviser: Invesco Aim Advisors, Inc.

Subadvisers: Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.
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AllianceBernstein Variable Product Series Fund, Inc.:

•	AllianceBernstein VPS International Growth Portfolio (Class A): Long-term capital appreciation.

•	AllianceBernstein VPS International Value Portfolio (Class A): Long-term capital appreciation.

•	AllianceBernstein VPS Real Estate Investment Portfolio (Class A): Total return from long-term capital appreciation and income.

•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A): Long-term capital appreciation.

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Investment Adviser: AllianceBernstein L.P.

DWS Variable Series I:

•	DWS Bond VIP (Class A): Maximize total return consistent with the preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

•	DWS Capital Growth VIP (Class A): Long-term growth of capital.

Investment Adviser: Deutsche Investment Management Americas Inc.

DWS Variable Series II:

•	DWS Blue Chip VIP (Class A): Growth of capital and income.

•	DWS Strategic Value VIP (Class A) (formerly DWS Dreman High Return Equity VIP): High rate of total return.

•	DWS Global Thematic VIP (Class A): Long-term capital appreciation.

•	DWS Government & Agency Securities VIP (Class A): High current income consistent with capital preservation.

•	DWS Strategic Income VIP (Class A): High current return.

•	DWS Technology VIP (Class A): Capital appreciation.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser for the DWS Strategic Value VIP: Dreman Value Management L.L.C. (Until on or about June 1, 2009).
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DWS Investments VIT Funds:

•	DWS Small Cap Index VIP (Class A): Replicate as closely as possible, before deduction of expenses, the performance of the Russell 2000® Index.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser the DWS Small Cap Index VIP: Northern Trust Investments, N.A.

Fidelity Variable Insurance Products:

•	VIP Contrafund® Portfolio (Service): Long-term capital appreciation.

•	VIP Equity-Income Portfolio (Service): Reasonable income and also considers potential capital appreciation.

•	VIP Index 500 Portfolio (Service): Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented in the S&P 500 Index®.

•	VIP Investment Grade Bond Portfolio (Service): Seeks as high level of current income consistent with the preservation of capital.

•	VIP Mid Cap Portfolio (Service): Long-term growth of capital.
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•	VIP Money Market Portfolio (Service): Seeks as high level of current income as is consistent with preservation of capital and liquidity.

•	VIP Overseas Portfolio (Service): Long-term growth of capital.

•	VIP Value Leaders Portfolio (Service): Capital appreciation.

•	VIP Value Strategies Portfolio (Service): Capital appreciation.

•	VIP Freedom 2015 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2020 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2025 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2030 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Investment Adviser: Fidelity Management & Research Company (“FMR”).

Subadvisers for the VIP Contrafund® Portfolio: FMR Co., Inc. (“FMRC”), Fidelity Research & Analysis Company (“FRAC”), Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), Fidelity International Investment Advisors (“FIIA”), Fidelity International Investment Advisors (U.K.) Limited (“FIIA(U.K.)L”), and Fidelity Investments Japan Limited (“FIJ”).

Subadvisers for the VIP Equity-Income Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

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Subadvisers for the VIP Index 500 Portfolio: Geode Capital Management, LLC and FMRC.

Subadvisers for the VIP Investment Grade Bond Portfolio: Fidelity Investments Money Management, Inc. (“FIMM”), FRAC, FIIA, and FIIA(U.K.)L.
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Subadvisers for the VIP Mid Cap Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Money Market Portfolio: FIMM, FRAC, FMR U.K., FIIA, and FIIA(U.K.)L.

Subadvisers for the VIP Overseas Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Value Leaders Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

Subadvisers for the VIP Value Strategies Portfolio: FMRC, FRAC, FMR U.K., FIIA, FIIA(U.K.)L, and FIJ.

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Investment Adviser for the VIP Freedom Funds: Strategic Advisers, Inc.

Franklin Templeton Variable Insurance Products Trust:
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•	Franklin Large Cap Value Securities Fund (Class 2): Long-term capital appreciation.

•	Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.

•	Franklin Strategic Income Securities Fund (Class 2): High level of current income with capital appreciation over the long-term as a secondary goal.

•	Mutual Global Discovery Securities Fund (Class 2) (“Mutual Discovery Securities Fund” prior to May 1, 2009): Capital appreciation.

•	Templeton Global Asset Allocation Fund (Class 2): High total return.

•	Templeton Global Bond Securities Fund (Class 2) (“Templeton Global Income Securities Fund” prior to May 1, 2009): High current income consistent with preservation of capital with capital appreciation as a secondary consideration.
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Investment Adviser for the Franklin Small Cap Value Securities Fund and the Franklin Large Cap Value Securities Fund: Franklin Advisory Services, LLC.

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Investment Adviser for the Franklin Strategic Income Securities Fund and the Templeton Global Bond Securities Fund: Franklin Advisers, Inc.

Investment Adviser for the Mutual Global Discovery Securities Fund: Franklin Mutual Advisers, LLC.

Investment Adviser for the Templeton Global Asset Allocation Fund: Templeton Investment Counsel, LLC.

Subadviser for the Templeton Global Asset Allocation Fund: Franklin Advisers, Inc.

Subadviser for the Mutual Global Discovery Securities Fund: Franklin Templeton Investment Management Limited.
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JPMorgan Insurance Trust:

•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1 Shares) (effective April 25, 2009 includes all assets from JPMorgan Bond Portfolio): Maximize total return.

•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares): Long-term capital growth.

Investment Adviser: JPMorgan Investment Advisors Inc.

Lazard Retirement Series:

•	Lazard Retirement Emerging Markets Equity Portfolio (Service): Long-term capital appreciation.

•	Lazard Retirement International Equity Portfolio (Service): Long-term capital appreciation.

Investment Adviser: Lazard Asset Management LLC.

Neuberger Berman Advisors Management Trust (“AMT”):

•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares): Growth of capital.

•	Neuberger Berman AMT Partners Portfolio (I Class Shares): Growth of capital.

•	Neuberger Berman AMT Socially Responsive Portfolio (I Class Shares): Long-term growth of capital.

Investment Adviser: Neuberger Berman Management LLC.

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•	PIMCO All Asset Portfolio (Administrative Class): Maximum real return consistent with preservation of real capital and prudent investment management.

•	PIMCO Global Bond Portfolio (Unhedged) (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.

•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.

•	PIMCO Low Duration Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.

•	PIMCO Real Return Portfolio (Administrative Class): Maximum real return, consistent with preservation of real capital and prudent investment management.

•	PIMCO Short-Term Portfolio (Administrative Class): Maximum current income, consistent with preservation of capital and daily liquidity and prudent investment management.

•	PIMCO Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Pacific Investment Management Company LLC.

Royce Capital Fund:

•	Royce Micro-Cap Portfolio (Investment Class): Long-term growth of capital.

•	Royce Small-Cap Portfolio (Investment Class): Long-term growth of capital.

Investment Adviser: Royce & Associates, LLC.

Van Eck Worldwide Insurance Trust:

•	Worldwide Multi-Manager Alternatives Fund (Initial Class) (“Worldwide Absolute Return Fund” prior to March 31, 2009): Consistent absolute (positive) returns in various market cycles.
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•	Worldwide Emerging Markets Fund (Initial Class): Long-term capital appreciation.

•	Worldwide Hard Assets Fund (Initial Class): Long-term capital appreciation.

•	Worldwide Real Estate Fund (Initial Class): Maximize return.

Investment Adviser: Van Eck Associates Corporation.

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Subadvisers for the Worldwide Multi-Manager Alternatives Fund: Analytic Investors, Inc., Clutterbuck Capital Management LLC, Columbus Circle Investors, Dix Hills Partners, LLC, Explorer Alternative Management, LLC, Lazard Asset Management LLC, Martingale Asset Management, L.P., PanAgora Asset Management, Inc. and Tetra Capital Management, LLC.
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Other Fund Information

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts supporting variable life insurance and separate accounts supporting variable annuity contracts to invest in the same underlying Funds. Neither the companies that invest in the Funds nor the companies that sponsor the Funds, nor the Board of Directors of each Fund currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract holders and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract holders.

A Fund may have a similar name, investment objective, or investment policy resembling that of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

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Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of some of these agreements, Prudential provides administrative and support
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services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund under the Group Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or its affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Holders invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. Prudential receives administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees Prudential receives from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees, which are determined by the Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund, may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to Prudential, allocations that the Contract Holder makes to these affiliated underlying Funds may benefit Prudential financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that Prudential receives may vary among the different fund complexes that are part of Prudential’s investment platform. Thus the fees Prudential collects, if any, are dependent upon the Fund that the Contract Holder selects. In addition, Prudential may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that Prudential offers through the product. Prudential collects these payments and fees under agreements between Prudential and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees Prudential receives range from 0% to 0.35% of the average assets allocated to a Fund. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee Prudential receives ranges from 0.10% to 0.25% of the average assets allocated to the Funds indicated below. The 12b-1 fee Prudential receives is shown in the Fund’s prospectus which accompanies this prospectus.

The following Funds currently pay a 12b-1 fee:

Fidelity Variable Insurance Products
•	VIP Contrafund ® Portfolio (Service)
•	VIP Equity-Income Portfolio (Service)
•	VIP Index 500 Portfolio (Service)
•	VIP Investment Grade Bond Portfolio (Service)
•	VIP Mid Cap Portfolio (Service)
•	VIP Money Market Portfolio (Service)
•	VIP Overseas Portfolio (Service)
•	VIP Value Leaders Portfolio (Service)
•	VIP Value Strategies Portfolio (Service)
•	VIP Freedom 2015 Portfolio (Service)
•	VIP Freedom 2020 Portfolio (Service)
•	VIP Freedom 2025 Portfolio (Service)
•	VIP Freedom 2030 Portfolio (Service)
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Franklin Templeton Variable Insurance Products Trust
•	Franklin Large Cap Value Securities Fund (Class 2)
•	Franklin Small Cap Value Securities Fund (Class 2)
•	Franklin Strategic Income Securities Fund (Class 2)
•	Mutual Global Discovery Securities Fund (Class 2)
•	Templeton Global Asset Allocation Fund (Class 2)
•	Templeton Global Bond Securities Fund (Class 2)

Lazard Retirement Series, Inc.
•	Lazard Retirement Emerging Markets Equity Portfolio, Service
•	Lazard Retirement International Equity Portfolio, Service
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Voting Rights

Prudential is the legal owner of the shares of the Funds associated with the Variable Investment Options. As the owner, Prudential has the right to vote on any matter that shareholders of the Funds vote on. However, Prudential (as required by law) votes the shares of the Funds according to voting instructions Prudential receives from Contract Holders. Prudential will mail the Contract Holder a proxy, which is a form the Contract Holder needs to complete and return to Prudential, to tell Prudential how the Contract Holder wishes Prudential to vote. When Prudential receives those instructions, Prudential will vote all of the shares Prudential owns on the Contract Holder’s behalf in accordance with those instructions. Prudential votes shares for which Prudential does not receive instructions and any other shares that Prudential owns in its own right in the same proportion as the shares for which instructions are received. No minimum quorum is required for proportional voting, and as a result of such proportional voting, the vote of a small number of Contract Holders may determine the outcome of a proposal subject to shareholder vote. Prudential may change the way the Contract Holder’s voting instructions are calculated if it is required by federal or state regulation. Prudential may also elect to vote shares that Prudential owns in its own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to do so.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, Prudential may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that Prudential reasonably disapproves such changes in accordance with applicable federal or state regulations. If Prudential disregards Contract Holder voting instructions, Prudential will advise the Contract Holder of its action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

Prudential may substitute one or more of the Variable Investment Options. Prudential may also cease to allow investments in any existing Variable Investment Options. Prudential would not do this without the approval of the SEC and any necessary state insurance department approvals. The Contract Holder will be given specific notice in advance of any substitution Prudential intends to make.

The Fixed Interest Rate Option

The Contract Holder may choose to allocate, initially or by transfer, all or part of the Coverage Funds to the Fixed Interest Rate Option. Contributions to, and withdrawals from, the Fixed Interest Rate Option are restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including this Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction. Transfers to or from the Fixed Interest Rate Option are further restricted. See Transfers/Restrictions on Transfers.

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The amounts allocated to the Fixed Interest Rate Options become part of Prudential’s general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets and Contract Holders do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Coverage Funds allocated to the Fixed Interest Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law. Prudential is not obligated to credit a higher rate of interest, although Prudential may do so. Prudential will notify the Contract Holder in writing of the new interest rate at least one week before the new interest rate is effective. At any time, the rates Prudential declares on existing Group Contracts may differ from the rates Prudential declares for newly issued Group Contracts.
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The payment of any Surrender Value or withdrawal attributable to the Fixed Interest Rate Option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Interest Rate Option under the Group Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Interest Rate Option are not subject to the provisions of these Acts and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Interest Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Interest Rate Option is, however, subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

With respect to each Coverage, the total amount allocated to a Coverage Fund, at any time, consists of the sum of the amount allocated to the Variable Investment Options, the amount allocated to the Fixed Interest Rate Option, plus any interest credited on amounts allocated to the Fixed Interest Rate Option and the principal amount of any Coverage Debt plus the amount of interest credited to the applicable Coverage Fund upon that loan. See Loans. Other than the Premium Load, each charge is made by reducing the Coverage Fund.

In several instances Prudential uses the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge, in each instance, is the amount that Prudential now charges, which may be lower than maximum charges. If circumstances change, Prudential reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice. Prudential will provide prior notice to Contract Holders of any increase to the Mortality and Expense Risk Charge.

Current charges deducted from premium payments and the Coverage Funds may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, Prudential will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in Prudential’s assumptions is needed. Changes in other charges will be by class. Prudential will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the tables beginning on page one of this prospectus.

Premium Load

This charge is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution.

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Maximum Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.
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Current Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential charges 8.50% of premiums received each year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential charges 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential charges 3.75% of any premiums received.

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If there are two or more Basic Insurance Coverage Segments, the Target Premium is calculated separately for each Coverage Segment. When premiums are paid, each premium payment is allocated to each Basic Insurance Coverage Segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. The Target Premium for each Coverage Segment will vary by the Covered Person’s sex and issue age on the Coverage Segment’s effective date.

A portion of the Premium Load may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eleven Coverage Years and in some states, during the first eight Coverage Years. The Contract Holder should consult its Prudential representative to determine which period applies. The Return of Charges is not guaranteed. See Return of Charges.

Prudential may reduce the Premium Load on Group Contracts that are issued as a result of an exchange feature provided under other eligible Prudential policy forms.

Premium payments will be applied in the Coverage Year in which they are received. The timing of the premium payment may affect the contract charges. For example, a premium payment received on or after the fourth Coverage Anniversary will result in a lower charge for Premium Loads than if the premium payment were received prior to such Coverage Anniversary.

Attempting to structure the timing and amount of premium payments to reduce the potential Premium Load may increase the risk that a Coverage will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause a Coverage to be classified as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. See Coverages Classified as Modified Endowment Contracts in the TAXES section.
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The Premium Load includes Prudential’s estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Holders without regard to location of residence of the Covered Persons. Prudential may collect more for this charge than it actually pays for state and local premium taxes.

The Premium Load includes a charge for federal income taxes measured by premiums. Prudential believes that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from the application of the deferred acquisition cost tax.

Under current law, Prudential may incur state and local taxes, in addition to premium taxes, in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, Prudential may impose a corresponding charge against the Account.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the component of charge for federal income taxes measured by premiums. Prudential periodically reviews the question of a charge to the Account for Prudential’s federal income taxes. Prudential may make such a charge in the future for any federal income taxes that would be attributable to the Group Contracts.

Cost of Insurance (“COI”)

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This charge is deducted to provide insurance coverage. Prudential deducts a monthly COI charge proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option. When a Covered Person dies, the amount payable to the beneficiary, assuming there is no Coverage Debt, is larger than the Coverage Fund and is significantly larger if the Covered Person dies in the early years of a Group Contract. The COI charges collected from all Contract Holders enables Prudential to pay this larger Death Benefit. The maximum COI charge for each Covered Person is determined by multiplying the maximum COI rate by the NAR, which is the amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund. The NAR is affected by factors such as: investment performance, premium payments, charges and underwriting.
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For Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates, the maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (Sex-distinct, Ultimate, Composite) on an Age Last Birthday (ALB) basis (“1980 CSO”) Mortality Tables and a Covered Person’s current Attained Age, sex, except where unisex rates apply, and Extra Rating Class, if any. For Coverages with a Coverage Effective Date on or after January 1, 2009, the maximum COI rates are based upon the 2001 Commissioners Standard Ordinary (Sex-distinct, Ultimate, Composite) on an Age Last Birthday (ALB) basis (“2001 CSO”) Mortality Tables and a Covered Person’s current Attained Age, sex, except where unisex rates apply, and Extra Rating Class, if any. Using the 1980 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 1980 CSO Mortality Tables range from zero to $83.333 per $1,000 of NAR. Using the 2001 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 2001 CSO Mortality Tables range from zero to $29.193 per $1,000 of NAR.

On each Monthly Date, Prudential will deduct a charge for the COI from the Coverage Funds. For each Coverage, Prudential will compute the COI for both the Basic Insurance and any Target Term Insurance. The maximum COI charge will be based on:

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(1)	the 1980 CSO Mortality Tables for Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates or the 2001 CSO Mortality Tables for Coverages with a Coverage Effective Date on or after January 1, 2009;
(2)	the Extra Rating Class, if any, of the Covered Person; and
(3)	the Attained Age and sex of the Covered Person.
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The following charge applies to Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates:

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Maximum Charge: Prudential will determine annually the COI rate for each currently effective Basic Insurance Coverage and Target Term Insurance, if any, shown in the Benefit Summary Report using the 1980 CSO Mortality Table as described above, subject to the maximum COI charge. If there is only one Coverage currently in effect, Prudential will multiply the rate by the NAR divided by 1.0032737 to compute the maximum charge for the COI.

Current Charge: The current COI charge for the Basic Insurance and Target Term Insurance, if any, varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person Attained Age 99. The following examples illustrate the COI charge for each type of Coverage. The Basic Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.150 per $1,000 NAR. The Target Term Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.086 per $1,000 NAR. Using the 1980 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 1980 CSO Mortality Tables range from zero to $83.333 per $1,000 of NAR.

If there are two or more Coverage Segments (in any combination of Basic Insurance and Target Term Insurance) currently in effect, for each Coverage, Prudential will first allocate the total NAR to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments currently in effect. Prudential will multiply the rate(s) by the allocated NAR for each Coverage Segment divided by 1.0032737 and add the results to determine the total maximum charge for the COI.
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The following charge applies to Coverages with a Coverage Effective Date on or after January 1, 2009:

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Maximum Charge: Prudential will determine annually the COI rate for each currently effective Basic Insurance Coverage and Target Term Insurance, if any, shown in the Benefit Summary Report using the 2001 CSO Mortality Table as described above, subject to the maximum COI charge. If there is only one Coverage currently in effect, Prudential will multiply the rate by the NAR divided by 1.0032737 to compute the maximum charge for the COI.

Current Charge: The current COI charge for the Basic Insurance and Target Term Insurance, if any, varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person Attained Age 99. The following examples illustrate the COI charge for each type of Coverage. The Basic Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.150 per $1,000 NAR. The Target Term Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.086 per $1,000 NAR. Using the 2001 CSO Mortality Table, for Non-Smokers at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 2001 CSO Mortality Tables range from zero to $29.193 per $1,000 of NAR.

If there are two or more Coverage Segments (in any combination of Basic Insurance and Target Term Insurance) currently in effect, for each Coverage, Prudential will first allocate the total NAR to each
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Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments currently in effect. Prudential will multiply the rate(s) by the allocated NAR for each Coverage Segment divided by 1.0032737 and add the results to determine the total maximum charge for the COI.

A portion of the COI may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eleven Coverage Years and in some states, during the first eight Coverage Years. The Contract Holder should consult its Prudential representative to determine which period applies. The Return of Charges is not guaranteed. See Return of Charges.
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Mortality and Expense Risk Charge

This charge is intended to compensate Prudential for assuming mortality and expense risks under the Group Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the Group Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges.

The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount allocated to the Variable Investment Options on that Monthly Date. Unlike some variable life contracts, this Group Contract’s Mortality and Expense Risk Charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date. This charge is not assessed against amounts allocated to the Fixed Interest Rate Option.

Maximum Charge: Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options an amount based on the assets of the Variable Investment Options up to a maximum of 0.040% of the assets in the Variable Investment Options.

Current Charge: Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options 0.020% of assets in the Variable Investment Options in Coverage Years one through ten and 0.015% of assets in Variable Investment Options thereafter. Prudential will reassess this charge annually, subject to the maximum mortality and expense risk charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.

Administrative Charge

This charge is intended to compensate Prudential for processing claims, keeping records, communicating with Contract Holders and similar activities. The charge is deducted proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Maximum Charge: Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Current Charge: Prudential deducts a monthly administrative charge of $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Transfer Charge

Maximum Charge: Prudential may charge a transfer charge of up to $25 for each transfer.

Current Charge: Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future.

Fund Charges

The Funds pay certain fees and expenses, as described in the Fund prospectuses. Some of those fees and expenses may be paid by Prudential and its affiliates. Funds may change their fees and expenses. See the current prospectuses for the Funds.

Reduction of Charges

Prudential may reduce the Premium Load and/or the Administrative Charge where it is expected that the amount or nature of a particular Group Contract will result in savings of sales, administrative or other costs. Prudential determines the eligibility and the amount of such reductions by considering the following factors:

(1)	the number of Covered Persons;
(2)	the total amount of premium payments Prudential expects to receive; and
(3)	any other circumstances that Prudential expects to be relevant in its determination of reducing costs.

Prudential may withdraw or modify other reductions on a uniform basis. Prudential’s reductions in charges will not be unfairly discriminatory to the interests of any Contract Holders.

PERSONS HAVING RIGHTS UNDER THE GROUP CONTRACT

Contract Holder

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The Contract Holder is the entity to which the Group Contract is issued and is identified in the Group Contract. The Contract Holder is an Employer or a trust established by an Employer. The Contract Holder may change the ownership of the Group Contract, with Prudential’s prior written consent, by sending Prudential a written request on a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request in a form that meets Prudential’s needs, and the Group Contract if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date the request is received in Good Order.
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While the Covered Person is living, the Contract Holder is entitled to any Coverage benefit and value, unless the Coverage has been assigned to the Covered Person, in which case the Covered Person as a Certificate Holder is entitled to the Coverage benefits and value as described in the Assignment Certificate. See Certificate Holders. Only the Contract Holder (or Certificate Holder if applicable) is entitled to exercise any right and privilege granted by the Group Contract or granted by Prudential. For example, the Contract Holder is entitled to surrender the Group Contract or a Coverage, access Coverage values through loans or withdrawals, assign the Group Contract or a Coverage and name or change the beneficiary.

Beneficiary

The Contract Holder is the beneficiary. The beneficiary is entitled to receive any benefit payable on the death of a Covered Person. The Contract Holder may designate or change a beneficiary by sending Prudential a request in a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send Prudential the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request on a form that meets Prudential’s needs and the Group Contract, if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date Prudential receives the Contract Holder’s request. However, if Prudential makes any payment(s) before Prudential receives the request, Prudential will not have to make the payment(s) again. When Prudential is made aware of an assignment, Prudential will recognize the assignee’s rights before any claim payments are made to the beneficiary.

At the Contract Holder’s discretion and with Prudential’s consent, the Contract Holder may permit a Covered Person to designate an individual or trust who will receive a portion of the Death Benefit with respect to such Coverage (a “Personal Beneficiary”). If permitted to designate a Personal Beneficiary, the Covered Person will designate his or her Personal Beneficiary on a form acceptable to Prudential. The amount of the Death Benefit allocated to the Personal Beneficiary will be shown in such form.

The Covered Person may change his or her Personal Beneficiary designation by giving written notice to Prudential on a form acceptable to Prudential. The Contract Holder may revoke such designation at any time. The Covered Person’s Personal Beneficiary will be shown in the Benefit Summary Report.

Before Prudential makes a payment to a Personal Beneficiary, Prudential reserves the right to decide what proof it needs of the identity, age or other facts about any persons designated as Personal Beneficiaries.

Certificate Holders

The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. When a Coverage is assigned, Prudential issues an Assignment Certificate, and the Covered Person (or trust) is treated as a Certificate Holder. A Certificate Holder has all the rights of a Contract Holder with respect to his or her Coverage, except that the Certificate Holder may not surrender the Group Contract, assign his or her Coverage, request increases to the Basic Insurance and/or Target Term Insurance, or change the interest rate for a Type C Death Benefit. Subject to the limitations set forth in the Assignment Certificate, the Certificate Holder may, with respect to his or her Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access coverage values through loans and withdrawals;
(4)	surrender his or her Coverage;
(5)	allocate amounts in his or her Coverage Fund among the Variable Investment Options and/or the Fixed Interest Rate Option;
(6)	change the Death Benefit type; and
(7)	decrease Basic Insurance and Target Term Insurance, if any.

The minimum amount the Certificate Holder may withdraw or borrow under the Assignment Certificate is $1,000. Prudential will deduct all charges for the Coverage as set forth in the Assignment Certificate. If the Group Contract is surrendered, any issued Assignment Certificates remain in force and are not affected by the surrender of the Group Contract.

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In Massachusetts, the Assignment Certificate is referred to as the “Assignment Policy” and the Certificate Holder is referred to as the “Policyholder.”
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OTHER GENERAL CONTRACT PROVISIONS

Certain features, conditions and terms described below may not be available in the issued Group Contract. The Contract Holder should refer to its Group Contract for these state specific features.

Assignment

This Group Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. The Contract Holder may not assign the Group Contract or any Coverage thereunder without Prudential’s consent. The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. No Covered Person may assign the Group Contract or any Coverage thereunder. Prudential assumes no responsibility for the validity or sufficiency of any assignment. Prudential will not be obligated to comply with any assignment unless it receives a copy.

Assignment of Coverage to a Covered Person

The Contract Holder may assign to a Covered Person, or to a trust established by such Covered Person, the insurance Coverage allocated to that Covered Person under the Group Contract. The Contract Holder may make such assignment only if all of the following conditions are met:

1.	the Covered Person has been insured under the Group Contract for at least three years; and
2.	such assignment must be made in writing on a form acceptable to Prudential.

Upon such assignment, Prudential will issue to the Covered Person, an Assignment Certificate describing the Certificate Holder’s rights and responsibilities with respect to such Coverage. The value of such Coverage will reflect the value of the insurance, including Cash Value, as of the effective date of the assignment.

Incontestability

Prudential will not contest any Coverage under the Group Contract after such Coverage has been in force for two years from the issue date, the reinstatement date or the effective date of any change made to the Group Contract or any Coverage that requires Prudential’s approval and would increase Prudential’s liability.

Misstatement of Age, Sex or Smoking Status

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If the age, sex, or Smoking Status used to determine the COI for a Covered Person is found to be in error while the Covered Person is still living, the current charge will then be adjusted to reflect the correct age, sex, or Smoking Status. If this adjustment results in a change in the amount of the charge, any difference between the charge deducted from the Coverage Fund for the Covered Person and the charge required on the basis of the correct age, sex, or Smoking Status will be paid as follows:

(1)	If the adjustment results in an increased charge, the difference will be deducted from the Coverage Fund for the Covered Person. If the amount in the Coverage Fund is not sufficient to make the adjustment, the Contract Holder will pay the difference when notified by Prudential.
(2)	If the adjustment results in a decreased charge, Prudential will credit the difference to the Coverage Fund for such Covered Person.

Any credit or deduction will be made to or from the Coverage Fund for the Covered Person as agreed to by the Contract Holder and Prudential.
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If the age, sex, or Smoking Status used to determine the COI for a Covered Person is found to be in error after a Covered Person is deceased, Prudential will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age, sex or Smoking Status. Any such benefit will be based on what the most recent deductions from the applicable Coverage Fund would have provided at such Covered Person’s correct age, sex or Smoking Status.

An adjustment due to an error in Smoking Status may not be permitted in all states. The Group Contract will state if such an adjustment is permitted.
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Suicide Exclusion

Generally, if a Covered Person, whether sane or insane, dies by suicide within two years of any Coverage Effective Date, the Coverage associated with those effective dates for that Covered Person will end and Prudential will return the premiums paid, less any Coverage Debt, and less any withdrawals. If there has been an increase in Basic Insurance and a Covered Person, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance, Prudential will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Misrepresentations in the Application

All statements made by the Contract Holder in the application, in the absence of fraud, shall be deemed representations and not warranties. Such statements will not be used in defense to a claim, unless contained in a written application provided to the Contract Holder.

Void Terminations

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In the event Prudential determines that a Coverage exists for an individual who was covered without such individual’s written consent, or who died prior to the Coverage Effective Date, or who has revoked his or her consent, Prudential, subject to the limitations of Section 7702 of the Internal Revenue Code, shall terminate such Coverage as soon as practicable and shall pay to the Contract Holder an amount equal to the affected Coverage Fund as of the date coverage is terminated. The value of such Coverage Fund for that Covered Person shall be reduced to zero as of such date. Any related Coverage Debt for that Covered Person will be deducted from any values prior to payment to the Contract Holder. The Contract Holder must repay to Prudential any Death Benefit paid by Prudential with respect to such Coverage.

Adding Covered Persons after the Contract Date

After the Contract Date the Contract Holder may insure Employees who were not included in the census that was delivered with the Group Contract (each, an “Additional Person”). Subject to Prudential’s consent, Additional Persons will be covered under the Group Contract provided each Employee has consented in writing to be covered under the Group Contract and has met all of Prudential’s eligibility and underwriting requirements. The time limit applicable to the Return of Charges provision with respect to an Additional Person’s Coverage starts on such Coverage’s Coverage Effective Date. The charges applicable to Coverages with Coverage Effective Dates on or after January 1, 2009 apply to an Additional Person covered on or after January 1, 2009 under a Group Contract with a Contract Date of December 31, 2008 or earlier, see CHARGES AND EXPENSES.
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Conversion Privilege

The Group Contract offers a conversion privilege in accordance with applicable state insurance laws. The conversion privilege is only available if the Group Contract terminates, since Coverage does not end upon a Covered Person’s termination of employment or retirement.

Contract Changes

The Group Contract and each Coverage are designed to satisfy the definition of life insurance for federal income tax purposes under Section 7702 of the Internal Revenue Code. Prudential may decline any change requested by a Contract Holder that Prudential determines would cause the Group Contract or a Coverage to fail to qualify as life insurance under the applicable tax law. This includes, but is not limited to, changing the Basic Insurance or Target Term Insurance, withdrawals and changing the type of Death Benefit. Prudential has the right to change the Group Contract or a Coverage to require additional premium payments or to make distributions from the Group Contract or a Coverage to the extent necessary to continue to qualify the Group Contract or a Coverage as life insurance. Prudential also has the right to refuse to accept a premium payment that would, in the opinion of Prudential, cause the Group Contract or a Coverage to fail to qualify as life insurance under applicable tax law.

If the provisions of the Group Contract or any Coverage do not conform to the requirements of any state or federal law or regulation that applies to it, the Group Contract is automatically changed to conform to the requirements of that law or regulation.

Attainment of Age 100

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For all Death Benefit types, when a Covered Person reaches Attained Age 100, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges.

For such Coverage, Prudential will then no longer deduct monthly charges for the Cost of Insurance for Basic Insurance and Target Term Insurance, if any, nor accept any contributions. Prudential will continue to collect the monthly Mortality and Expense Risk Charge and Administrative Charge.

In some states, on the Coverage Anniversary after a Covered Person reaches Attained Age 100 or some other specified age, the Coverage’s Death Benefit does not change. Prudential continues to deduct all monthly charges, including the charges for the Cost of Insurance for Basic Insurance and will accept contributions. The Contract Holder should consult the Group Contract and its Prudential representative to determine which provision applies.
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REQUIREMENTS FOR ISSUANCE OF A COVERAGE

Prudential offers Coverage on a fully underwritten, simplified issue, and guaranteed issue basis, each an “Underwriting Class.”

Generally, Coverage may be issued on Covered Persons between the ages of 20 and 75 for a fully underwritten Coverage and between the ages of 20 and 64 for simplified and guaranteed issue Coverages. In Prudential’s discretion, Prudential may issue Coverages on Covered Persons of other ages.

The Initial Minimum Number of Covered Persons varies by state and is shown in the Group Contract’s Schedule of Benefits.

Currently, the Minimum Coverage Amount (Basic Insurance plus any Target Term Insurance combined) that Prudential offers is $100,000 for all Underwriting Classes. If the Target Term Insurance is added to a Coverage, neither the Basic Insurance nor the Target Term Insurance can be less than $5,000. Prudential may change the Minimum Basic Insurance of the Coverages Prudential will issue. Furthermore, the Contract Holder may request scheduled increases on designated Coverage Anniversaries. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

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Fully underwritten Coverage requires individualized evidence of the proposed Covered Person’s insurability and rating class that at a minimum includes a medical examination.

Simplified issue Coverage requires, at a minimum, that the proposed Covered Person undergo HIV screening and complete a short form questionnaire. Prudential may require additional underwriting if it cannot determine the appropriate rating from the above information. Proposed Covered Persons must be Actively at Work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten underwriting method.

Guaranteed issue Coverages are issued with minimal underwriting, and may only be issued in certain circumstances. Proposed Covered Persons must not have been recently declined for individual coverage and must satisfy other underwriting criteria. Proposed Covered Persons must be Actively at Work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten or simplified issue methods.

For all Underwriting Classes, proposed Covered Persons must have executed a Consent Form and met all of Prudential’s underwriting requirements.

Prudential requires evidence of insurability, which may include a medical examination, before issuing any Coverage. Non-Smoker rates may provide more favorable cost of insurance rates than Smokers. Prudential charges a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.
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These are the current general underwriting guidelines. The actual underwriting will depend on the specific circumstances of each Group Contract and any applicable state law requirements. Prudential may change the underwriting guidelines on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

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The Group Contract offers flexibility in paying premiums. The Minimum Initial Premium is due on the Coverage Effective Date. It is the premium needed to start the Group Contract. The Minimum Initial Premium is equal to three months of total charges. There is no insurance under the Group Contract unless the Minimum Initial Premium is paid. Thereafter, subject to the following guidelines, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Premium payments may be made annually, quarterly or at other times as Prudential and the Contract Holder may agree. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder. Prudential may consent to backdate a Coverage Effective Date. See Backdating.
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Prudential may require an additional premium if adjustments to premium payments exceed the Minimum Initial Premium or there are Coverage Fund charges due on or before the payment date. Prudential may refuse to accept any payment that increases the Death Benefit by more than it increases the applicable Coverage Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause a Coverage to be classified as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. If the Contract Holder makes a payment that would cause a Coverage to be classified as a Modified Endowment Contract, Prudential will send the Contract Holder a letter to advise the Contract Holder of the Contract Holder’s options. Generally, the Contract Holder has 60 days from when Prudential received the Contract Holder’s payment to remove the excess premiums and any accrued interest. If the Contract Holder chooses not to remove the excess premium and accrued interest, such Coverage will become permanently classified as a Modified Endowment Contract. See TAXES.

Prudential can bill the Contract Holder for any premium amount selected, on an annual, semi-annual, or quarterly basis. Because the Group Contract is a flexible premium contract, there are no scheduled premium due dates. When the Contract Holder receives a premium notice, the Contract Holder is not required to pay this amount. Prudential may refuse a premium payment.

Each Coverage will remain in force if the Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. When the Contract Holder applies for the Group Contract, the Contract Holder should discuss with its registered representative how frequently the Contract Holder would like to be billed (if at all) and for what amount.

Allocation of Premium During Free-Look Period
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Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period required by applicable state law. See Canceling the Contract (“Free-Look”).

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If applicable state law permits or requires a market value Free-Look, when the Minimum Initial Premium is received in Good Order, Prudential will apply the Net Premium payment to the Variable Investment Options and/or Fixed Interest Rate Option according to the Contract Holder’s instructions. If the Contract Holder cancels the Group Contract during the Free-Look period, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding.

If applicable state law mandates refund of premium, when the Minimum Initial Premium is received in Good Order, Prudential will apply the Net Premium payment to the Money Market Variable Investment Option during the period Prudential estimates the Free-Look to be in effect. Upon expiration of the period Prudential estimates the Free-Look to be in effect, Prudential will apply the Minimum Initial Premium to the Variable Investment Options or Fixed Interest Rate Option according to the Contract Holder’s instructions. If the Contract Holder cancels the Group Contract during the Free-Look period, the Contract Holder will receive a refund of the premium payments, less applicable income tax withholding.

Allocation of Premiums

Prudential will notify the Contract Holder, or its registered representative, which documents are required to achieve Good Order. Prudential must receive documents required to achieve Good Order within five Business Days of the initial premium payment date. If the requested documents are not received within five Business Days of the initial premium payment, the premium payment will be returned. Premium
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payments received in Good Order will be applied the same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Variable Investment Option.

If the Contract Holder makes a premium payment before Prudential determines that Good Order has been achieved, premium payments received by Prudential will be held in an account that does not bear interest on behalf of the Contract Holder.
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The Contract Holder will determine each Covered Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the Minimum Initial Premium. Then Prudential deducts the first monthly deductions. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

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The charge for Premium Loads will also apply to all subsequent premium payments. Prudential will allocate the remainder of each subsequent premium payment as of the end of the Valuation Period in which it is received in Good Order, in accordance with the allocation the Contract Holder previously designated. The “Valuation Period” means the period of time from one determination of the value of the amount allocated to a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
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Provided the Group Contract is not in default, the Contract Holder may change the way in which subsequent premiums are allocated by giving written notice as specified in the Group Contract. There is no charge for reallocating future premiums. Percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

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Default Allocation

Prudential will allocate Net Premium payments immediately to the Money Market Variable Investment Option in the following circumstances:

(1)	a premium contribution or transfer request would exceed the Fixed Interest Rate Option limits; or
(2)	a premium contribution or transfer request would exceed a limit applicable to any Variable Investment Option, or the underlying Fund is unable to accept the allocation for any reason.

The Contract Holder may reallocate from the Money Market Variable Investment Option by providing new allocation instructions acceptable to Prudential.
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Premiums in Connection with Additional Persons

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The Minimum Initial Premium for an Additional Person’s Coverage is due on such Coverage’s Coverage Effective Date. It is the premium needed to start the Additional Person’s Coverage. The Minimum Initial Premium for an Additional Person’s Coverage is equal to three months of total charges. The Additional Person is not covered under the Group Contract unless the Minimum Initial Premium is paid and he or she consents to be covered under the Group Contract. Thereafter, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder.
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Prudential will notify the Contract Holder, or its registered representative, which documents are required to achieve Good Order. Prudential must receive documents required to achieve Good Order within five Business Days of the initial premium payment date. If the requested documents are not received within five Business Days of the initial premium payment, the premium payment will be returned. Premium payments received in Good Order will be applied the same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Variable Investment Option.

If the Contract Holder makes a premium payment before Prudential determines that Good Order has been achieved, premium payments received by Prudential will be held in an account that does not bear interest on behalf of the Contract Holder.
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The Contract Holder will determine each Additional Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the initial premium. Then the first monthly deductions are made. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

Transfers/Restrictions on Transfers

The Contract Holder may for each Coverage transfer amounts into or out of the Variable Investment Options twice per calendar month, up to 24 transfers per calendar year. Transfer limitations are applied on a per Coverage basis, not per Group Contract. Certain restrictions apply to transfers from the Fixed Interest Rate Option, as described below. Certain Variable Investment Options may have additional restrictions, as described below.

The transfer rules described here may not apply in all states. The Contract Holder should consult the Group Contract and its Prudential representative to determine which rules apply.

The Contract Holder may transfer amounts by giving written notice to the Service Office by sending a form acceptable to Prudential via electronic mail, facsimile or U.S. mail.

All transfers made during the period from the opening of a Business Day (usually 9:00 a.m. Eastern time) to the close of that Business Day (usually 4:00 p.m. Eastern time) are considered one transfer.

There is currently no charge for transfers. Prudential may impose a transfer charge in the future.

The Group Contract may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end such corporation or entity may allocate amounts under the Group Contract on an aggregate basis in order to match the liabilities under such plan. Subject to Prudential’s approval, Group Contracts sold under these circumstances are eligible for special transfer privileges. In lieu of the two transfers per calendar month restriction, the Contract Holder may transfer amounts among the Variable Investment Options without limitation in order to match the allocations among the Variable Investment Options in the Group Contract to the allocations made by participants under the employee benefit plan. Prudential will monitor aggregate trades among the Variable Investment Options for frequency, pattern and size for potentially harmful investment practices. If Prudential detects trading activity that it believes may be harmful to the overall operation of any Variable Investment Option or underlying Fund, Prudential may withdraw the special transfer privilege and require that all subsequent transfers be limited to two per month, 24 per calendar year.

While Prudential seeks to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions Prudential imposes will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all Contract Holders subject to the restrictions.

Prudential may prohibit any transfer request it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived.

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Where state law requires a refund of premium payments if the Contract Holder exercises its right to cancel the Group Contract under the Free-Look provision, transfers out of the Money Market Variable Investment Option will not be made until the expiration of any applicable Free-Look period. Such transfers and any transfers due to any Fund closures or mergers will not be considered toward any applicable transfer limit.
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Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order as provided in the Group Contract. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

Notwithstanding any other transfer restriction or privilege for all Coverages and Contract Holders, only one transfer from the Fixed Interest Rate Option will be permitted for a Coverage during each Coverage Year. The maximum amount a Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of: (a) 25% of the largest amount in the Fixed Interest Rate Option over the prior four years; and (b) $2,000. Prudential may change these limits in the future or waive these restrictions for limited periods of time in a nondiscriminatory way.

Transfers to the Fixed Interest Rate Option are further restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including the Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction. The restriction on transfers to the Fixed Interest Rate Option applies to all Coverages and all Contract Holders notwithstanding any other transfer restriction or privilege.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause a Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Holders or other Fund investors. If Prudential (in its discretion) believes that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or Prudential is informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Fund, Prudential may modify a Contract Holder’s right to make transfers by restricting the number, timing, and amount of transfers or may prohibit transfer requests by such Contract Holder. Prudential may prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Holder. Prudential will immediately notify the Contract Holder at the time of a transfer request if Prudential exercises this right.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and Prudential may enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures Prudential has adopted. Under SEC rules, Prudential is required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates Prudential to provide to the Fund promptly upon request certain information about the trading activity of specific Contract Holders, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Holders who violate the excessive trading policies established by the Fund. In addition, Contract Holders should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from specific owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, Prudential cannot guarantee that the Funds (and thus Contract Holders) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by Prudential. The fee will be deducted from the Coverage Funds of the Group Contract making such transfer, to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although Prudential’s transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Any restrictions on transfers will be applied uniformly to all entities who own Group Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Interest Rate Option. However, due to the discretion involved in any decision to exercise Prudential’s right to restrict transfers, it is possible that some Contract Holders may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Holders and Fund investors.

In addition, Contract Holders who own variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Contract Holders who are subject to such limitations. Contract Holders who are not subject to the same transfer restrictions may have the same underlying Funds available to them, and unfavorable consequences associated with such frequent trading within the underlying Fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Holders.

Dollar Cost Averaging

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As an administrative practice, Prudential is currently offering a feature called dollar cost averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the Money Market Variable Investment Option into other Variable Investment Options available under the Group Contract, excluding the Fixed Interest Rate Option. Contract Holders may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date on or after the end of the applicable Free-Look period.
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Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing the Contract Holder designates provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) the Contract Holder notifies Prudential of a change in the DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted toward any applicable transfer limit. Prudential may change this practice, modify the requirements, or discontinue the feature.
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DEATH BENEFITS

Coverage Effective Date

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The Coverage Effective Date is the date Coverage becomes effective for each Covered Person. The Coverage Effective Date is shown in each Covered Person’s Benefit Summary Report.
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There is no insurance under the Group Contract until the Minimum Initial Premium is paid and the Covered Persons consent to being covered under the Group Contract.

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Backdating. Under certain circumstances, Prudential may allow the Contract Date and a Coverage Effective Date to be backdated up to six months from the Application Date. The Covered Person’s consent to being covered under the Group Contract must include consent to backdating. If Prudential agrees to backdate a Coverage Effective Date, then the Contract Holder’s initial premium payment must be sufficient to cover all charges for the backdated period, including Premium Loads, COI, Mortality and Expense Risk Charges and Administrative Charges. Backdating may be advantageous for some Contract Holders as a lower issue age may result in lower current charges. A Coverage Effective Date cannot precede the Contract Date.

Even if a Coverage’s Coverage Effective Date is backdated, the investment value attributed to such Coverage is determined from the date that the initial Net Premium payment is allocated to the Variable Investment Options and/or the Fixed Interest Rate Option, not from the Coverage Effective Date. In other words, investment gains and losses are determined only from the date the initial Net Premium payment is allocated to the Variable Investment Options and/or the Fixed Interest Rate Option.
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When Proceeds Are Paid

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Generally, Prudential will pay any Death Benefit, Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received as provided in the Group Contract. Other than the Death Benefit, which Prudential determines as of the date of death, Prudential will determine the payment amount as of the end of the Valuation Period in which the necessary documents are received by Prudential as provided in the Group Contract. However, Prudential may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Group Contract if the disposal or valuation of the Variable Investment Option’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
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Prudential has the right to delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

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The Group Contract offers three types of Death Benefits applicable to a Coverage. The Contract Holder selects the type of Death Benefit applicable to each Coverage. For all Death Benefit types, when a Covered Person reaches Attained Age 100, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges for such Coverage. See Attainment of Age 100.

A Coverage with a Type A (fixed) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report); or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. A listing of Attained Age Factors is attached to the Group Contract. Favorable investment results and additional premium payments will generally increase the Surrender Value and decrease the NAR and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options the Contract Holder selected, except when the premiums the Contract Holder pays or favorable investment performance causes the Coverage Fund to grow to the point where Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary. As long as the Coverage is not in default, there have been no withdrawals, there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit may not fall below the Coverage Amount stated in each Covered Person’s Benefit Summary Report.

A Coverage with a Type B (variable) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Favorable investment performance and additional premium payments will generally increase a Coverage’s Death Benefit and Surrender Value. However, the increase in the Surrender Value for Type B (variable) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater NAR. As long as the Coverage is not in default, there have been no withdrawals, there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit may not fall below the Coverage Amount stated in each Covered Person’s Benefit Summary Report. Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.
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A Coverage with a Type C (return of premium) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the total premiums for such Coverage less total withdrawals from such Coverage with net premiums credited to the date of death with interest at an interest rate (between 0% and 8% in 1/2% increments) chosen by the Contract Holder; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of Coverage, plus a predetermined rate of return, upon the death of a Covered Person. Favorable investment performance and payment of additional premiums will generally increase the Coverage’s ’s Surrender Value. However, the increase in the Surrender Value for Type C (return of premium) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type C Death Benefit has a greater cost
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of insurance charge due to a greater NAR. The increase in Surrender Value for a Type C (return of premium) Death Benefit may be more or less than the increase in Surrender Value for a Type B (variable) Death Benefit depending on earnings, the Type C interest rate the Contract Holder chose, and the amount of any withdrawals. Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

Changing the Type C Death Benefit Interest Rate: The Contract Holder may change the interest rate for Coverages with the Type C Death Benefit once each Coverage Year. The Contract Holder may choose a rate between 0% and 8% in 1/2% increments. The change will become effective as described in the Group Contract. Any change in interest rate for a Type C Death Benefit will apply to every Coverage with a Type C Death Benefit under the Group Contract.

Contract Holders with Type A (fixed) Death Benefits should note that any withdrawal may result in a reduction of the Coverage Amount. Prudential will not allow the Contract Holder to make a withdrawal that will decrease the Coverage Amount below the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. For Type B (variable) Death Benefits and Type C (return of premium) Death Benefits, withdrawals will not generally change the Coverage Amount. See Withdrawals.

The way in which a Coverage’s Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

Subject to the guidelines set forth below and to Prudential’s approval, the Contract Holder may change the type of Death Benefit any time after issue. Prudential will increase or decrease the Coverage Amount so that the Death Benefit immediately after the change, generally, matches the Death Benefit immediately before the change. The Basic Insurance after a change may not be lower than the Minimum Basic Insurance shown in the Group Contract’s Schedule of Benefits. In addition, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

After issue, the Contract Holder may not change from a Type A (fixed) Death Benefit to a Type B (variable) Death Benefit or Type C (return of premium) Death Benefit.

If the Contract Holder is changing from a Type B (variable) to a Type A (fixed) Death Benefit, Prudential will increase the Coverage Amount by the amount in the Coverage Fund on the date the change takes effect.

If the Contract Holder changes the Death Benefit type for a Coverage from a Type C (return of premium) to a Type A (fixed) Death Benefit, Prudential will change the Coverage Amount for Covered Persons affected by this change. Prudential will add to the Coverage Amount the total premiums allocated by the Contract Holder to each Covered Person minus total withdrawals allocated by the Contract Holder to each Covered Person both, credited with interest at the rate(s) chosen by the Contract Holder on the date the change takes effect.

Furthermore, if the Contract Holder chooses a Type B (variable) or Type C (return of premium) Death Benefit at issue, the Contract Holder will NOT be able to change to a Type C or Type B, respectively, Death Benefit after issue.

The following chart illustrates the changes in Coverage Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Coverage Fund and a $300,000 Death Benefit. For changes to and from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Coverage Amount
FROM	TO
Type B $250,000	Type A $300,000
Type C $260,000	Type A $300,000

To request a change, the Contract Holder must fill out an application for change, which can be obtained from the Contract Holder’s registered representative or a Service Office. If Prudential approves the change, Prudential will recompute the affected Coverage’s charges and appropriate tables and send the Contract Holder a new Benefit Summary Report for each affected Coverage. Prudential may require the Contract Holder to send the Group Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the affected Coverage to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See TAXES.

TARGET TERM INSURANCE

The Target Term Insurance provides a flexible term insurance benefit to Attained Age 100 of a Covered Person. The Contract Holder specifies the amount of Target Term Insurance the Contract Holder desires with respect to each Coverage and this amount is shown in each Covered Person’s Benefit Summary Report. For each Coverage, the sum of the Basic Insurance and the Target Term Insurance equals the Coverage Amount and is shown in each Covered Person’s Benefit Summary Report.

The Death Benefit types applicable to the Basic Insurance are also applicable to the Target Term Insurance.

After Coverage is issued, the Target Term Insurance may be increased or decreased. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

The value of the Target Term Insurance fluctuates as the value of the Basic Insurance changes under certain circumstances. If the Coverage Fund has grown to the point where the Basic Insurance begins to vary as required by the Internal Revenue Code’s definition of life insurance, the Target Term Insurance will decrease (or increase) dollar for dollar as the Basic Insurance increases (or decreases). It is possible for the Coverage Fund and, consequently, the Basic Insurance, to grow to the point where the Target Term Insurance is reduced to zero. If a Coverage provides a Type A (fixed) Death Benefit and the Contract Holder takes a withdrawal from the Coverage Fund of such Coverage, Prudential may reduce the Basic Insurance and the Target Term Insurance proportionately if the Death Benefit was previously increased to meet the definition of life insurance.

The following chart illustrates how the Target Term Insurance might fluctuate as the Basic Insurance changes under the circumstances described above.

The numbers in the chart above are based on a variety of assumptions, including cost of insurance charges and investment returns. The chart is not designed to depict or predict specific performance under any Group Contract or Coverage. Instead, it is designed to depict generally the relationship between the Basic Insurance and Target Term Insurance if the Coverage Fund increases.

The Contract Holder should consider the following factors when purchasing a Coverage with Target Term Insurance:

1.	When the initial Death Benefit and premium payments are the same for two Coverages, a Coverage with Target Term Insurance will offer a higher early cash value than a Coverage with Basic Insurance only, if Prudential continues to deduct current charges. The Cash Values are higher because: (1) the Target Premium is lower for a Coverage with Target Term Insurance than for a Coverage with Basic Insurance only with the same Death Benefit and this results in lower current sales expense charges, (2) the current Cost of Insurance charge per $1,000 for the Target Term Insurance is generally lower than the Cost of Insurance charge per $1,000 for the Basic Insurance for the first 10 years; however, it generally becomes greater thereafter.

2.	The Contract Holder may increase or decrease both the Basic Insurance and Target Term Insurance after issue subject to the underwriting requirements determined by Prudential. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE. Increasing the Basic Insurance after issue increases the Premium Load charge on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new Coverage Segment.

3.	The amount and timing of premium payments, loans, and withdrawals the Contract Holder makes under a Coverage will all be factors in determining the relative performance of a Coverage with and without Target Term Insurance.

4.	Investment experience will be a factor in determining the relative performance of a Coverage with and without Target Term Insurance.

The factors outlined above can have effects on the financial performance of a particular Coverage, including the amount of the Coverage’s Cash Value and Death Benefit. The Contract Holder should request Prudential to provide illustrations based on different combinations of Basic Insurance and Target Term Insurance. The Contract Holder and its broker or agent can then discuss how these combinations may address the Contract Holder’s objectives.

Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage with only Basic Insurance, assuming the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance.

INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

After a Coverage’s first Coverage Anniversary, the Contract Holder may, on a Monthly Date, increase the amount of insurance by increasing the Basic Insurance and/or the Target Term Insurance of any Coverage, thus, creating an additional Coverage Segment within such Coverage. The increase will be subject to the underwriting requirements Prudential determines.

The following conditions must be met:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance and/or Target Term Insurance shown on the Group Contract’s Schedule of Benefits;
(3)	the Contract Holder must prove to Prudential that the Covered Person is insurable for any increase;
(4)	the Coverage must not be in default; and
(5)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

If Prudential approves the change for any Coverage, Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change. The affected Covered Person must be living on the effective date for the change to be effective.

The Contract Holder may request scheduled increases on designated Coverage Anniversaries for the:

(1)	Target Term Insurance only; or
(2)	Basic Insurance and Target Term Insurance if a Coverage at issue includes Basic Insurance and Target Term Insurance, so long as the scheduled increase proportionately increases the Basic Insurance and Target Term Insurance.

All increases are effective on designated Coverage Anniversaries. The schedule of increases must meet the following additional conditions:

(1)	the amount of each scheduled increase must be at least equal to the minimum increase in Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;
(2)	the amount of a scheduled increase is limited annually to no more than 20% of the Coverage Amount at issue. In addition, for the life of the Coverage, the sum of all scheduled increases may not exceed a maximum of four times the Coverage Amount at issue for each fully underwritten Coverage or two times the Coverage Amount at issue for each simplified issue or guaranteed issue Coverage.
(3)	increases for any Coverages cannot be scheduled to take place after the affected Covered Person’s Attained Age 70; and
(4)	a Coverage with a scheduled increase must not be in default on the effective date of the scheduled increase.

If the Contract Holder makes an unscheduled increase, the Contract Holder must supply Prudential with a new schedule. The new schedule must also conform to the same limitations, but for the purposes of calculating the limitations, the Contract Holder may use the Coverage Amount after the unscheduled increase. These are Prudential’s current guidelines. Prudential may change these conditions.

The maximum COI rates for a Coverage Segment representing an increase in the Basic Insurance and the Target Term Insurance are based upon 1980 CSO Mortality Tables for Coverages with Coverage Effective Dates prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates, the Attained Age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), and Extra Rating Class, if any. For Coverages with a Coverage Effective Date on or after January 1, 2009, the maximum COI rates for a Coverage Segment representing an increase in the Basic Insurance and the Target Term Insurance are based upon 2001 CSO Mortality Tables, the Attained Age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), and Extra Rating Class, if any.

The NAR (the Death Benefit minus the Coverage Fund) for a Coverage is allocated to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments for a Coverage. The Attained Age Factor for a Coverage with an increase in the Basic Insurance and/or the Target Term Insurance is based on the Covered Person’s Attained Age for the initial Coverage Segment.

The Free-Look period is not applicable to increases to the Basic Insurance or Target Term Insurance. Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

Payment of premium in conjunction with an increase in Basic Insurance and/or the Target Term Insurance may cause an affected Coverage to be classified as a Modified Endowment Contract. See TAXES. Therefore, before increasing the Basic Insurance and/or the Target Term Insurance, the Contract Holder should consult with its tax adviser and its registered representative.

DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

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After a Coverage’s first Coverage Anniversary, the Contract Holder may decrease the Basic Insurance and/or the Target Term Insurance Coverage without withdrawing any Cash Value. If a change in circumstances causes the Contract Holder to determine that the amount of insurance is greater than needed, a decrease will reduce the Coverage Amount and the monthly deductions for the cost of insurance. Scheduled decreases in Basic Insurance and Target Term Insurance are not permitted.
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The following conditions must be met for decreases in Basic Insurance and/or Target Term Insurance:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;
(2)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;
(3)	the Basic Insurance and/or the Target Term Insurance after the decrease must be at least equal to the Minimum Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits; and
(4)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

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If Prudential approves the decrease for any Coverage, the decrease will be effective as of the next Monthly Date after Prudential receives the Contract Holder’s request. Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change.
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For Coverages with more than one Coverage Segment, a decrease in Basic Insurance and/or the Target Term Insurance will reduce each Coverage Segment on a last in first out basis.

Prudential may decline a request to decrease the Basic Insurance and/or the Target Term Insurance for any Coverage if Prudential determines such decrease would cause the affected Coverage to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See TAXES.

If the Basic Insurance and/or the Target Term Insurance is decreased for any Coverage, there is a possibility that the affected Coverage will be classified as a Modified Endowment Contract. See TAXES. The Contract Holder should consult with its tax adviser and its registered representative before requesting any decrease in Basic Insurance and/or the Target Term Insurance.

COVERAGE VALUES

Surrender

The Contract Holder may surrender a Coverage at any time for the Coverage’s Surrender Value while any Covered Person is living. To surrender a Coverage, Prudential may require the Contract Holder to deliver or mail the following items in Good Order as provided in the Group Contract: the Group Contract, a signed request for surrender, and any tax withholding information required under federal or state law. To surrender the entire Group Contract, the Contract Holder must surrender all Coverages. Surrender of the Group Contract or a Coverage may have tax consequences. See TAXES.

Generally, Prudential will pay the Coverage’s Surrender Value within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. Prudential may delay payment of proceeds from the Fund(s) if the disposal or valuation of the Variable Investment Option’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Prudential may delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable state law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

How the Surrender Value Will Vary

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The Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order as provided in the Group Contract. If the Group Contract or a Coverage is fully surrendered within the first eleven Coverage Years, and in some states, within the first eight Coverage Years, the Contract Holder may be entitled to a Return of Charges. The Contract Holder should consult its Prudential representative to determine which period applies. A Coverage’s Surrender Value on any date equals the Coverage Fund less any Coverage Debt, plus any Return of Charges. Each Coverage Fund’s value changes daily, reflecting:
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(1)	increases or decreases in the value of the Variable Investment Option(s);
(2)	decreases due to withdrawals;
(3)	interest credited on any amounts allocated to the Fixed Interest Rate Option; and
(4)	interest credited on any Loan Account.

Each Coverage Fund’s value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, Prudential will tell the Contract Holder the Surrender Value of the Group Contract or a particular Coverage. It is possible for the Surrender Value of a Group Contract or a Coverage to decline to zero because of unfavorable investment performance or outstanding Coverage Debt.

Return of Charges

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If a Coverage is fully surrendered within the first eleven Coverage Years, or if the Group Contract is fully surrendered within the first eleven Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). In some states, the Return of Charges Period is eight years. The Contract Holder should consult its Prudential representative to determine which period applies. Return of charges is not guaranteed and may be modified or discontinued on a class basis by Prudential. The Contract Holder should consult its tax advisers and accountants regarding the tax treatment of the Return of Charges.
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The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges. The following charges are not Returnable Charges: Mortality and Expense Risk Charge, Administrative Charge, Transfer Charge, and Fund Charges.

Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

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Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges period begins in month one from the Coverage Effective Date and extends to month 132from the Coverage Effective Date, with declining factors from month 13 to month 132. The Return of Charges period for an Additional Person begins on the Coverage’s Coverage Effective Date. The current factors range from 95% in month 13 to 2.1% in month 132 and are available upon request. These factors are applied to the cumulative Premium Load and COI. In some states, the Return of Charges Period begins in month one from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. Those current factors range from 95% in month 13 to 20% in month 96 and are available upon request. Subject to receipt of all required regulatory approvals, the eleven year Return of Charges factors will be applicable to all issued Group Contracts.
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The Return of Charges Period and all factors are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from the assumptions made in pricing this life insurance product.

Returnable Charges are not a part of the Coverage Fund. This means that Returnable Charges:

(1)	are not allocated to the Variable Investment Options or the Fixed Interest Rate Option;
(2)	are not available for loans; and
(3)	are not available for withdrawals.

There is no Return of Charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;
(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or
(3)	such Coverage is in default beyond the grace period on the date of surrender.

The Return of Charges is not guaranteed and may not be available in all states.

Loans

The Contract Holder may borrow an amount up to the current loan value of a Coverage less any existing Coverage Debt using such Coverage as the only security for the loan. Currently, a Coverage’s loan value at any time is equal to the Cash Value attributable to the Variable Investment Options and the Fixed Interest Rate Option less total charges for one month. The Contract Holder may borrow from a Coverage Fund value provided the Coverage is not in default. A Coverage in default has no loan value. The minimum loan amount a Contract Holder may borrow is $5,000. Loans may not be taken against the amounts that may be payable as a potential Return of Charges.

Interest charged on a loan accrues daily. Prudential charges interest on the full loan amount, including all unpaid interest. Interest is due on each Coverage Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, Prudential will increase the loan amount by any unpaid interest. Prudential currently charges interest at an effective annual rate of 5% for standard loans.

A portion of any amount the Contract Holder borrows on or after the 10th Coverage Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount the Contract Holder may borrow minus premiums paid less total withdrawals, if any. If the premiums paid are less than the withdrawal taken, for the purposes of this calculation, Prudential will consider the withdrawal equal to premium. Only new loans borrowed after the 10th Coverage Anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are currently charged interest at an effective annual rate of 4.25%.

When a Contract Holder takes a loan, the Contract Holder instructs Prudential which Coverage Funds will be affected by such loan. Prudential will transfer an amount equal to the loan proceeds first out of the Variable Investment Options and then out of the Fixed Interest Rate Option, as applicable, into the general account. A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan. Unless the Contract Holder instructs Prudential to take the loan amount from specific Variable Investment Options, the reduction will be made in the same proportions as the value in each Variable Investment Option bears to the total value of the Group Contract’s Variable Investment Option allocation. The loan amount is deducted from the Fixed Interest Rate Option only when insufficient amounts are available to be deducted from the Variable Investment Options. While a loan is outstanding, the amount in the Loan Account will continue to be treated as part of the Coverage Fund. Prudential will credit the Loan Account with interest at an effective annual rate of 4%. On each Monthly Date, Prudential will increase the portion of the Coverage Fund in the investment options by interest credits accrued on the loan since the last Monthly Date. The current net interest rate spread of a standard loan is 1% and the current net interest rate spread of a preferred loan is 0.25%. The net interest spread of a standard loan will never be less than 0.25%. The maximum net interest spread for a preferred loan is 0.50%.

For each Coverage, the Coverage Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly Date, the Coverage Debt equals or exceeds the Coverage Fund, such Coverage will go into default. Prudential will notify the Contract Holder of a 61-day grace period, within which time the Contract Holder may repay all or enough of the loan to obtain a positive Cash Value and thus keep the Coverage in force. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Pre-Death Distributions.

Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Coverage’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Group Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Group Contract to lapse as long as Coverage Debt for all Coverages does not equal or exceed the aggregate Coverage Funds for all Covered Persons. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAXES.

Any Coverage Debt will directly reduce a Coverage’s Cash Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under a Coverage will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

When the Contract Holder repays all or part of a loan, Prudential will increase the portion of the affected Coverage Fund in the Variable Investment Options by the amount of the loan the Contract Holder repays plus interest credits accrued on the loan since the last transaction date and reduce the affected Covered Person’s Loan Account. The increase to the affected Coverage Fund will never be more than the Loan Account. Prudential will use the investment option the Contract Holder designates or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the affected Coverage Fund allocated to the investment options. Prudential may change the manner in which Prudential allocates loan repayments.

Coverage Debt Repayment upon Assignment to a Covered Person: Repayment of Coverage Debt is not required prior to any assignment of Coverage to a Covered Person. The Contract Holder may elect to repay some or all of a loan with respect to a Coverage to be assigned.

Repayment Allocations: Prudential may allocate the loan repayment first to the Fixed Interest Rate Option and then to the Variable Investment Options.

Subsequent Premium Payments: Prudential may require that any subsequent premium payments be used to repay the loan amount allocated to the Fixed Interest Rate Option in order to reduce the portion of the Loan Account allocated to the Fixed Interest Rate Option.

Prudential will give notice to the Contract Holder if it intends to apply the repayment allocation and subsequent premium payment requirements set forth above.

Withdrawals

The Contract Holder may withdraw a portion of the Net Cash Value of a Coverage or multiple Coverages without surrendering a particular Coverage, subject to the following restrictions: (a) such Coverage’s Net Cash Value after the withdrawal may not be less than an amount equal to the total charges for one month, and; (b) the withdrawal amount must be at least $5,000.

A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, Prudential will tell the Contract Holder how much the Contract Holder may withdraw. Withdrawal of the Cash Value may have tax consequences. See TAXES.

When the Contract Holder makes a withdrawal, the Contract Holder instructs Prudential which Coverage Funds will be reduced by the withdrawal amount. If the Contract Holder does not instruct Prudential, Prudential will withdraw an amount equal to the reduction in each Covered Person’s Coverage Fund proportionally from the Variable Investment Options and the Fixed Interest Rate Option. The Contract Holder may not direct a withdrawal to come entirely from the Fixed Interest Rate Option. Prudential will adjust the withdrawal allocation so that the 25% maximum withdrawal from the Fixed Interest Rate Option is not exceeded. If the Fixed Interest Rate Option is the only investment option, Prudential will reduce the amount of the withdrawal so that the 25% maximum withdrawal from the Fixed Interest Rate Option is not exceeded.

Withdrawal of any portion of a Coverage’s Net Cash Value increases the risk that the affected Coverage Funds may be insufficient to provide the Death Benefit. If such a withdrawal is followed by unfavorable investment experience, the affected Coverages may go into default.

Whenever the Contract Holder makes a withdrawal, Prudential may reduce the affected Covered Person’s Death Benefit up to the withdrawal amount. Generally, withdrawals under Type B (variable) and Type C (return of premium) Death Benefits will not change the Coverage Amount except when the Death Benefit has been increased to ensure that the Coverage continues to satisfy the Internal Revenue Code’s definition of life insurance.

However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance and Target Term Insurance. If the withdrawal would cause the NAR to increase, the Contract Holder must prove to Prudential that such Covered Person is insurable for the increase. If the Covered Person is not insurable for the increase or the Contract Holder does not desire to maintain the original Coverage Amount, Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverage continues to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal under a Type A (fixed) Death Benefit if it would result in a Basic Insurance of less than the Minimum Basic Insurance shown in the Group Contract’s Schedule of Benefits. Furthermore, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. If the Coverage Amount is decreased, there is a possibility that the affected Coverage might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance, the Contract Holder should consult with its tax adviser and its registered representative. See TAXES.

Currently, Prudential will provide an authorization form if the Contract Holder’s withdrawal request causes a decrease in the Coverage Amount that results in a Coverage being classified as a Modified Endowment Contract. The authorization form will confirm that the Contract Holder is aware of such Coverage becoming a Modified Endowment Contract if the transaction is completed. Prudential will complete the transaction and send a confirmation notice after Prudential receives the completed authorization form in Good Order as provided in the Group Contract.

Generally, Prudential will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. See When Proceeds Are Paid.

A Group Contract returned during the Free-Look period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

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Prudential assesses the adequacy of the value of each Coverage Fund on each Monthly Date. If the Coverage Fund for any Coverage is less than an amount equal to total charges for one month, such Coverage will go into default. For each Coverage, if the Coverage Debt ever grows to be equal to or more than the Coverage Fund, the Coverage will go into default. Should this happen, Prudential will send the Contract Holder a notice of default setting forth the payment which Prudential estimates will keep the Coverage in force for three months from the date of default. This payment must be received at the Service Office within the 61-day grace period after the notice of default is mailed or the Coverage will lapse and be treated as a surrender. See Surrender. If the amount sufficient to bring the Coverage Fund out of default is not paid to Prudential by the end of the grace period, the Coverage for such Covered Person will lapse and have no value when the grace period ends. But the Contract Holder may write to Prudential to ask that the Coverage cease at the end of the period for which charges have been deducted or at any time during the grace period. Then the Coverage for such Covered Person will end on the date requested.
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During the grace period, Prudential will not charge interest on the charges due and will continue to assess the charges shown in the Group Contract’s Schedule of Charges. If an affected Covered Person dies during the grace period, any Death Benefit payable will be reduced by the amount of the charges due and by any Coverage Debt allocated to such Covered Person. The Contract Holder is liable to pay charges, including interest charges on Coverage Debt, to Prudential during the grace period.

A Coverage that lapses with outstanding Coverage Debt may have tax consequences. See TAXES. Any one Coverage may lapse even if some or all of the remaining Coverages are in force. The Group Contract will lapse when all Coverages have lapsed.

A Coverage that lapsed may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability as required by Prudential is provided on the affected Covered Persons;
(2)	payment of a charge equal to: (a) an amount, if any, required to bring the Coverage Fund to an amount equal to total charges for one month on the date the Coverage went into default, plus (b) an amount equal to the charges deductible from the Coverage Fund from the grace period through the reinstatement date, plus (c) a premium that Prudential estimates will cover all charges and deductions for the next three months; and
(3)	any Coverage Debt with interest to date is restored or paid back. If the Coverage Debt is restored and the Coverage Debt with interest would exceed the loan value of the reinstated Coverage, the excess must be paid to Prudential before reinstatement.

The reinstatement date will be the Monthly Date that coincides with or next follows the date Prudential approves the Contract Holder’s request. Prudential will deduct all required charges from the Contract Holder’s payment and the balance will be placed into the affected Coverage Fund. A Coverage that has been converted to an individual policy is not available for reinstatement by the Contract Holder.

Conditions for reinstatement may vary by state. The Group Contract will include any applicable conditions for reinstatement.

TAXES

This summary provides general information on the federal income tax treatment of the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. The Contract Holder must consult its own tax adviser for complete information and advice.

Treatment as Life Insurance. Each Coverage under the Group Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Group Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, each Coverage must satisfy the Cash Value Accumulation Test.

Under the Cash Value Accumulation Test, each Coverage must maintain a minimum ratio of Death Benefit to Cash Value. Therefore, in order to ensure that each Coverage qualifies as life insurance, a Coverage’s Death Benefit may increase as the Coverage Fund value increases. For each Coverage, the Death Benefit, at all times, must be at least equal to the Coverage Fund multiplied by the applicable attained age factor. A listing of Attained Age Factors is attached to the Group Contract.

Prudential believes it has taken adequate steps to insure that the Group Contract and every Coverage under the Group Contract qualifies as life insurance for tax purposes. Generally speaking, this means that the Contract Holder will not be taxed on the growth of the funds in the Group Contract, unless it receives a distribution from a Coverage, or if a Coverage lapses or is surrendered. Prudential may refuse to accept any payment that increases a Coverage’s Death Benefit by more than it increases the Coverage Fund.

Although Prudential believes that each Coverage under the Group Contract and the Group Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes — which will be applied uniformly to all Contract Holders after advance written notice — that Prudential deems necessary to insure that all Coverages under the Group Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution the Contract Holder receives before the Covered Person’s death depends on whether such Coverage is classified as a Modified Endowment Contract. A Group Contract may include both Coverages classified as Modified Endowment Contracts and Coverages not classified as Modified Endowment Contracts.

Coverages Not Classified as Modified Endowment Contracts

•	If the Contract Holder surrenders a Coverage or allows it to lapse, the Contract Holder will be taxed on the amount it receives in excess of the premiums the Contract Holder paid less the untaxed portion of any prior withdrawals. For this purpose, the Contract Holder will be treated as receiving any portion of the Cash Value used to repay Coverage Debt. In other words, the Contract Holder will immediately have taxable income to the extent of gain allocated to such Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service.

•	Generally, the Contract Holder will be taxed on a withdrawal to the extent the amount it receives exceeds the premiums the Contract Holder paid for a Coverage less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Coverage Years, all or a portion of a withdrawal may be taxed if the Coverage Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits generally do not count in computing the premiums paid for a Coverage for the purposes of determining whether a withdrawal is taxable.

•	Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Group Contract’s loan provisions.

Coverages Classified as Modified Endowment Contracts

•	The rules change if a Coverage is classified as a Modified Endowment Contract. Section 7702A of the Code defines Modified Endowment Contracts as those life insurance contracts issued or materially changed on or after June 21, 1988 on which the total premium paid during the first seven years exceeds the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Under certain conditions, a contract may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a “material change” or a “reduction in benefits” as defined by Section 7702A(c) of the Internal Revenue Code.

•	A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made. The addition of an increase in the Basic Insurance may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium or a change in Basic Insurance would cause a Coverage to become a Modified Endowment Contract, and advise the Contract Holder of its options. The Contract Holder should first consult a tax adviser and its registered representative if it is contemplating any of these steps.

•	If a Coverage is classified as a Modified Endowment Contract, then amounts the Contract Holder receives under a Coverage before the Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that a Coverage became a Modified Endowment Contract.

•	Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent. If Coverage has been assigned to a Covered Person the 10% penalty does not apply if the amount is received on or after age 59½, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

•	All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single contract for purposes of applying these rules.

Business-Owned Life Insurance. Because this Group Contract will be issued to a business rather than an individual, there are some additional rules. Business Contract Holders generally cannot deduct premium payments. Business Contract Holders generally cannot take tax deductions for interest on Coverage Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Group Contracts for up to 20 key persons. The interest deduction for Coverage Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key Covered Person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Coverage Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided proper notice to the proposed insured/employee and obtained the employee’s consent to the life insurance and meets one of the following: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the death benefits are paid to the insured’s heirs or his or her designated beneficiaries (other than the employer) either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Contract Holder. Annual reporting and recordkeeping requirements will apply to Employers maintaining such business-owed life insurance.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which the Contract Holder may direct its investment in the particular Funds without causing the Contract Holder, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as Prudential deems necessary to assure that the Group Contract and each Coverage under the Group Contract qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Holders and will be made with such notice to affected Contract Holders as is feasible under the circumstances.

Withholding. The Contract Holder must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts the Contract Holder receives will be subject to withholding. The Contract Holder is not permitted to elect that no taxes be withheld unless the Contract Holder provides a taxpayer identification number. The Contract Holder may be subject to penalties under the estimated tax payment rules if its withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. Deductions for interest paid or accrued on Coverage Debt or on other loans that are incurred or continued to purchase or carry a Coverage may be denied. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies.

DISTRIBUTION AND COMPENSATION

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Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Group Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a FINRA-registered member. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance contracts issued by Prudential. The Group Contract is sold by
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registered representatives of Prusec who are also Prudential appointed insurance agents under state insurance law. The Group Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its individual variable life products of $80,907,743 in 2008, $90,865,268 in 2007, and $91,615,140 in 2006. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,852,244 in 2008,$16,112,532 in 2007, and $11,528,129 in 2006. Prusec offers the Group Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Target Premium. The Target Premium for each Coverage Segment will vary by the Covered Person’s sex and issue age on the Coverage Segment’s effective date. Prudential pays significantly lower compensation on a Coverage with Target Term Insurance than on a Coverage with Basic Insurance only with the same initial Death Benefit and premium payments because the Target Term Insurance is not used in the determination of the Target Premium.
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The following chart shows the maximum broker-dealer compensation illustrated with alternate commission payment options.

Commission Payment Option 1 - Standard
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	25%	7%	3%
Excess Premium	2%	2%	2%

Commission Payment Option 2 - Level
Coverage Years

Maximum Broker Compensation	1 – 7
Up to Target Premium	10%
Excess Premium	2%

Commission Payment Option 3 - Graded
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	15%	10%	8%
Excess Premium	2%	2%	2%

Commission Payment Option 4 - Accelerated
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	39%	2%	2%
Excess Premium	2%	2%	2%

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Commission Payment Option 5 - Low
	Coverage Years
Maximum Broker Compensation	1	2 –4	5 – 7
Up to Target Premium	1%	1%	1%
Excess Premium	0%	0%	0%

With all commission payment options, broker-dealers will also receive Asset Based Commissions in Coverage Years two and beyond of up to 0.15% of the Coverage Fund net of Coverage Debt.
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The accelerated commission payment and the low commission payment options may not be available in all states or to each Group Contract.

The timing of the premium payment may affect the payment of compensation to the broker-dealer. For example, a premium payment received after the first Coverage Anniversary may result in a compensation payment to the broker-dealer that is different than if the premium payment were received before the first Coverage Anniversary.
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Increase in Basic Insurance: The commission payments described above apply to increases in Basic Insurance. The percentages are applied to the amount of the premium allocated to the increase.

Prusec registered representatives who sell the Group Contract may also be Prudential’s life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that Prudential or its affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, Prudential may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), Prudential or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to Prudential or its affiliates. To the extent permitted by the Financial Industry Regulation Authority rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by Prudential, and will not result in any additional charge to the Contract Holder or to the separate account. Contract Holders should consult with the Contract Holder’s registered representative for more information about the compensation arrangements that apply upon the sale of the Group Contract.

Disclosure Policy: When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The

Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

LEGAL PROCEEDINGS

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Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action,Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest.

From November 2002 to March 2007, eleven separate complaints were filed and amended against Prudential Financial, Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases
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were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In addition, in April 2008, Prudential reached a settlement of proceedings regarding these matters with District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey,In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.
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In April 2005, Prudential voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial, Inc. (“Prudential Financial”) reached a resolution of the investigations by the SEC. The SEC’s complaint in this matter, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that Prudential’s property and casualty insurance operations improperly accounted for the reinsurance contracts resulting in overstatements of Prudential Financial’s consolidated results for the years 2000, 2001 and 2002 in certain of Prudential Financial’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, Prudential Financial has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which Prudential Financial neither admits nor
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denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to Prudential Financial’s businesses.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold Prudential’s financial products. The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”), filed an action in the United States District Court for the Southern District of New York,Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs. In September 2008, the court denied State Street defendants’ motion to dismiss the claims for damages and other relief under Section 502(a)(2) of ERISA but dismissed the claim for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.
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Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.
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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

Potential Contract Holders may contact Prudential directly for further information. Prudential’s address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Account – The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Actively at Work – A requirement that an Employee be actively at work on a full-time basis (at least 30 hours per week) at the Employer’s place of business, or at any other place that the Employer’s business requires the Employee to go.

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Additional Person – A Covered Person who was added to a Group Contract after the Group Contract was delivered to the Contract Holder.

Application Date – The date the Contract Holder signs the request for insurance.

Asset Based Commission – Any commission paid on the amount of assets in the Coverage Funds.
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Assignment Certificate – The document issued to the Covered Person outlining the Covered Person’s rights and responsibilities after the Contract Holder assigns Coverage to the Covered Person.

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Attained Age – The Covered Person’s age on the Coverage Effective Date plus the number of whole years since then. For any Coverage Segment effective after the Coverage Effective Date, the Covered Person’s attained age is the issue age of that Coverage Segment plus the length of time in whole years since its Coverage Effective Date.

Attained Age Factors – The attained age factors are shown in the Table of Attained Age Factors attached to the Group Contract. Subject to receipt of any required regulatory approvals, the attained age factors based on 1980 CSO and 2001 CSO are attached to the Group Contract.
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Basic Insurance – An amount of group flexible premium variable universal life insurance for each Covered Person. The amount of life insurance as shown in each Covered Person’s Benefit Summary Report.

Benefit Summary Report – A summary of each Covered Person’s Coverage.

Business Day – A day on which the main office of Prudential in Newark, New Jersey is open, the NYSE is open and the SEC has not restricted trading or declared an emergency.

Cash Value – The same as the “Coverage Fund.”

Certificate Holder – A Covered Person, or a trust established by such Covered Person, to whom an Assignment Certificate has been issued under an assignment of Coverage by the Contract Holder.

Certificate of Coverage - The document that states the limited rights of the Covered Persons under the Group Contract.

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COI (Cost of Insurance) – The charge for insurance that varies based on the individual characteristics of the Covered Person, including such characteristics as age, sex, Extra Rating Class, if any, and years from Coverage Effective Date.
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Consent Form – The document in which an Employee consents in writing to be covered under the Group Contract. The Consent Form must be in a form acceptable to Prudential.

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Contract Date – A date specified in the Group Contract, chosen by the Contract Holder and agreed to by Prudential.
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Contract Holder – The employer, or a trust established by the employer, that is issued the Group Contract.

Coverage – An amount of group flexible premium variable universal life insurance for each Covered Person. Each Coverage may consist of different Coverage Segments with different characteristics such as different effective dates and underwriting classes.

Coverage Amount – The Coverage Amount is equal to the sum of all the Basic Insurance and Target Term Insurance Coverage Segments.

Coverage Anniversary – The same date as the Coverage Effective Date in each later year. The Coverage Anniversary is shown in each Covered Person’s Benefit Summary Report.

Coverage Debt – The principal amount of all outstanding loans plus any interest accrued thereon.

Coverage Effective Date – The date Coverage becomes effective for each Covered Person. The Coverage Effective Date is shown in each Covered Person’s Benefit Summary Report.

Coverage Fund – The total amount credited to a Covered Person under the Group Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Interest Rate Option, and the principal amount of any Coverage Debt plus any interest earned thereon.

Coverage Segment – The Basic Insurance at issue is the first Coverage Segment. Target Term Insurances are separate Coverage Segments. For each increase in Basic Insurance and/or Target Term Insurance, a new Coverage Segment is created for the amount of the increase.

Coverage Year – A year that starts on a Coverage Effective Date or on a Coverage Anniversary.

Covered Person – A person whose life is insured under the Group Contract.

Death Benefit – If a Coverage is not in default, this is the amount Prudential will pay upon the death of a Covered Person, less any Coverage Debt.

Employee – A person employed by the Employer.

Employer – An Employer under the Group Contract is the Contract Holder or if the Group Contract is owned by a trust, the trust grantor.

Excess Premium – The amount of premium received over the Target Premium.

Extra Rating Class – A percentage (greater than 100%) of the unrated COI that reflects the extra mortality risk on a substandard life.

Face Amount – The initial Coverage Segment on the Coverage Effective Date shown in each Covered Person’s Benefit Summary Report.

Fixed Interest Rate Option – An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law.

Fund – A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

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Good Order – For the purposes of applying the initial Net Premium payment and backdating a Coverage, good order means that Prudential has: (1) received a signed application form; (2) received copies of the signed Consent Forms for each Covered Person; (3) received all underwriting forms for each Covered Person; (4) agreed to accept the risk; (5) received a properly completed asset allocation form; (6) received all other forms required to be submitted during the underwriting process; and (7) received written confirmation that the prospectus and Group Contract was received by the Contract Holder.

For all other purposes, good order means an instruction received at Prudential’s Service Office utilizing such forms, signatures, and dating as Prudential requires, which is sufficiently clear and
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complete and for which Prudential does not need to exercise any discretion to follow such instructions.
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Group Contract – The group flexible premium variable universal life insurance contract described in this prospectus.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Loan Account – A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan.

Minimum Coverage Amount – An amount specified in the Group Contract’s Schedule of Benefits.

Minimum Initial Premium – The amount needed for Coverage to be effective under the Group Contract. The Minimum Initial Premium is equal to three months of total charges.

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Modified Endowment Contract – According to Section 7702A of the Internal Revenue Code, those life insurance contracts issued or materially changed on or after June 21, 1988 on which the total premium paid during the first seven years exceeds the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Under certain conditions, a contract may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a “material change” or a “reduction in benefits” as defined by Section 7702A(c) of the Internal Revenue Code.

Money Market Variable Investment Option – The Variable Investment Option that invests in the Fidelity VIP Money Market Portfolio (Service).

Monthly Date – For each Covered Person the Coverage Effective Date and the same date in each subsequent month. If a Coverage Effective Date is on the 29th, 30th or 31st day of the month, then transactions that occur on a monthly date are processed on the 28th day of that month.

NAR (Net Amount at Risk) – The amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund.
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Net Cash Value – The Coverage Fund minus any Coverage Debt.

Net Interest on Loans - The net difference between the effective annual interest charged on the loan amount and the effective annual interest credited to the Loan Account. Preferred loans are currently charged a lower effective annual interest rate. See Loans.

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Net Premium – The amounts allocated to the Variable Investment Options and/or the Fixed Interest Rate Option after Prudential deducts the Premium Load and the first month’s charges.

Non-Smoker – The Smoking Status Prudential assigns to reflect underwriting risk based on information provided showing that the proposed Covered Person has not smoked cigarettes for at least the past 12 months.
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Personal Beneficiary – An individual, trust or any other legal entity designated by the Covered Person, prior to any assignment of Coverage to the Covered Person, who will receive a portion of the Death Benefit.

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Preferred Non-Smoker – The classification Prudential assigns to reflect underwriting risk based on information provided as to the proposed Covered Person’s occupation and income, and showing that the proposed Covered Person has not smoked cigarettes for at least the past 12 months.
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Premium Load – The charge that is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature.

The Prudential Insurance Company of America – The company offering the Group Contract.

Returnable Charges – The portion of charges that may be returned to the Contract Holder under Return of Charges provision. The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges.

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Return of Charges – The provision which provides that a portion of the charges paid may be returned to the Contract Holder upon Surrender of a Coverage or the Group Contract within the first eleven Coverage Years, and in some states, within the first eight Coverage Years. The Return of Charges is not guaranteed and may not be available in all states.

Return of Charges Period – The Return of Charges Period for each Coverage begins in month one from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. In some states, the Return of Charges Period begins in month one from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. The Contract Holder should consult its Prudential representative to determine which period applies. The Return of Charges Period and the factors are not guaranteed and are subject to changes.

Service Office – The Prudential office listed in the Group Contract.

Smoker – The Smoking Status Prudential assigns to reflect underwriting risk based on information provided showing that the proposed Covered Person is a cigarette smoker.

Smoking Status – The classification Prudential assigns to a Covered Person as a Smoker, Non-Smoker or Preferred Non-Smoker based on information provided by the proposed Covered Person during the underwriting process.
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Surrender Value – The amount payable to the Contract Holder upon surrender of a Coverage. It is equal to the Coverage Fund minus any Coverage Debt plus any Return of Charges for each Covered Person.

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Target Premium – The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. See CHARGES AND EXPENSES.

Target Term Insurance – A flexible term insurance benefit to Attained Age 100 on the life of a Covered Person. The Contract Holder specifies the initial amount for such Coverage.

Total Annual Fund Operating Expenses - Expenses that are deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Expenses do not include reductions for fee waivers or other reimbursements.
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Underwriting Class – The three types of underwriting classes Prudential offers: fully underwritten, simplified issue, and guaranteed issue.

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Valuation Period – The period of time from one determination of the value of the amount allocated to a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
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Variable Investment Option – A subaccount within the Account that purchases shares of one specific Fund.

To Learn More About PruBenefit SelectSM

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To learn more about the PruBenefit SelectSM group flexible premium variable universal life insurance contract, prospective Contract Holders can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2009 or view it online at www.prudential.com/pbf. See the Table of Contents of the SAI below.
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TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

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

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-137572. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruBenefit SelectSM SAI and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549-0102.

Contract Holders can call Prudential at 1-800-286-7754 to ask questions, request information about the Group Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. Contract Holders can also view the Statement of Additional Information located with the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at:

The Prudential Insurance Company of America
Attn: PruBenefit Funding
13001 County Road 10
Plymouth, MN 55442

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Investment Company Act of 1940: Registration No.: 811-07545
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The prospectuses for the Funds appear after this page in the following order:

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The Prudential Series Fund
•	Conservative Balanced Portfolio (Class I)
•	Diversified Bond Portfolio (Class I)
•	Diversified Conservative Growth Portfolio (Class I)
•	Equity Portfolio (Class I)
•	Flexible Managed Portfolio (Class I)
•	Global Portfolio (Class I)
•	High Yield Bond Portfolio (Class I)
•	Natural Resources Portfolio (Class I)
•	Value Portfolio (Class I)
•	SP PIMCO High Yield Portfolio (Class I)
•	SP Strategic Partners Focused Growth Portfolio (Class I)
•	SP Aggressive Growth Asset Allocation Portfolio (Class I)
•	SP Balanced Asset Allocation Portfolio (Class I)
•	SP Conservative Asset Allocation Portfolio (Class I)
•	SP Growth Asset Allocation Portfolio (Class I)

AIM Variable Insurance Funds
•	AIM V.I. Core Equity Fund (Series I Shares)
•	AIM V.I. Government Securities Fund (Series I Shares)
•	AIM V.I. International Growth Fund (Series I Shares)
•	AIM V.I. Small Cap Equity Fund (Series I Shares)
•	AIM V.I. Utilities Fund (Series I Shares)
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AllianceBernstein Variable Product Series Fund, Inc.
•	AllianceBernstein VPS International Growth Portfolio (Class A)
•	AllianceBernstein VPS International Value Portfolio (Class A)
•	AllianceBernstein VPS Real Estate Investment Portfolio (Class A)
•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A)

DWS Variable Series I
•	DWS Bond VIP (Class A)
•	DWS Capital Growth VIP (Class A)

DWS Variable Series II
•	DWS Blue Chip VIP (Class A)
•	DWS Strategic Value VIP (Class A) (formerly DWS Dreman High Return Equity VIP)
•	DWS Global Thematic VIP (Class A)
•	DWS Government & Agency Securities VIP (Class A)
•	DWS Strategic Income VIP (Class A)
•	DWS Technology VIP (Class A)

DWS Investments VIT Funds
•	DWS Small Cap Index VIP (Class A)

 Fidelity Variable Insurance Products
•	VIP Contrafund® Portfolio (Service)
•	VIP Equity-Income Portfolio (Service)
•	VIP Index 500 Portfolio (Service)
•	VIP Investment Grade Bond Portfolio (Service)
•	VIP Mid Cap Portfolio (Service)
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
•	VIP Money Market Portfolio (Service)
•	VIP Overseas Portfolio (Service)
VIP Value Leaders Portfolio (Service)
•	VIP Value Strategies Portfolio (Service)
•	VIP Freedom 2015 Portfolio (Service)
•	VIP Freedom 2020 Portfolio (Service)
•	VIP Freedom 2025 Portfolio (Service)
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•	VIP Freedom 2030 Portfolio (Service)

 Franklin Templeton Variable Insurance Products Trust
•	Franklin Large Cap Value Securities Fund (Class 2)
•	Franklin Small Cap Value Securities Fund (Class 2)
•	Franklin Strategic Income Securities Fund (Class 2)
•	Mutual Global Discovery Securities Fund (Class 2) (“Mutual Discovery Securities Fund” prior to May 1, 2009)
•	Templeton Global Asset Allocation Fund (Class 2)
•	Templeton Global Bond Securities Fund (Class 2) (“Templeton Global Income Securities Fund” prior to May 1, 2009)

JPMorgan Insurance Trust
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1 Shares) (effective April 25, 2009 includes all assets from JPMorgan Bond Portfolio)
•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares)

Lazard Retirement Series
•	Lazard Retirement Emerging Markets Equity Portfolio (Service)
•	Lazard Retirement International Equity Portfolio (Service)
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Neuberger Berman Advisors Management Trust (“AMT”)
•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares)
•	Neuberger Berman AMT Partners Portfolio (I Class Shares)
•	Neuberger Berman AMT Socially Responsive Portfolio (I Class Shares)

PIMCO Variable Insurance Trust
•	PIMCO Low Duration Portfolio (Administrative Class)
•	PIMCO Short-Term Portfolio (Administrative Class)
•	PIMCO Total Return Portfolio (Administrative Class)
•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)
•	PIMCO Real Return Portfolio (Administrative Class)
•	PIMCO Global Bond Portfolio (Unhedged), (Administrative Class)
•	PIMCO All Asset Portfolio (Administrative Class)

Royce Capital Fund
•	Royce Micro-Cap Portfolio (Investment Class)
•	Royce Small-Cap Portfolio (Investment Class)

 Van Eck Worldwide Insurance Trust
•	Worldwide Multi-Manager Alternatives Fund (Initial Class) (“Worldwide Absolute Return Fund” prior to March 31, 2009)
•	Worldwide Emerging Markets Fund (Initial Class)
•	Worldwide Hard Assets Fund (Initial Class)
•	Worldwide Real Estate Fund (Initial Class)
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PruBenefit SelectSM
GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
INSURANCE CONTRACT

PruBenefit SelectSM is a group flexible premium variable universal life insurance contract issued by The Prudential Insurance Company of America and offered through Pruco Securities, LLC, member SIPC, or by Registered Representatives of broker-dealers with whom Pruco Securities, LLC has a selling agreement. Both companies are located at 751 Broad Street, Newark, NJ 07102, and are Prudential companies. Each company is solely responsible for its own respective financial condition and contractual obligations. Life insurance contracts have exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, contact your Registered Representative.

Prudential and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ.

PruBenefit Funding
A Prudential Business
13001 County Road 10
Plymouth, MN 55442
Tel:800-286-7754

113550

STATEMENT OF ADDITIONAL INFORMATION
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May 1, 2009
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Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

PruBenefit SelectSM
GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information (“SAI”) is not a prospectus. Please review the PruBenefit SelectSM prospectus (the “prospectus”), which contains information concerning the Group Contracts described above. Prospective Contract Holders may obtain a copy of the prospectus without charge by calling Prudential at 1-800-286-7754. Prospective Contract Holders can also view the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at the address below. This SAI should be read in conjunction with the prospectus.

The defined terms used in this SAI are as defined in the prospectus.

The Prudential Insurance Company of America
Attn: PruBenefit Funding
13001 County Road 10
Plymouth, MN 55442
(800) 286-7754

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This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to prospective Contract Holders, but which is not necessarily included in the prospectus as supplemented from time to time. The date of this SAI and of the related prospectus is May 1, 2009.
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GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, Guam, and in all United States territories and possessions. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. Prudential Financial’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract.

Description of Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under the laws of the State of New Jersey as a variable contract account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.

State Regulation

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Prudential is subject to regulation and supervision by the Department of Banking and Insurance of the State of New Jersey, which periodically examines Prudential’s operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. Prudential may change the Group Contract to comply with applicable state insurance laws and interpretations thereof.
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Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification

1

requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•	the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•	the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. The Contract Holder should consult its counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan’s acquisition and ownership of such Group Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. The Contract Holder should consult its counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

2

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the prospectus.

Execution of a Group Contract by a Contract Holder will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Records

Prudential maintains all records and accounts relating to the Account at 751 Broad Street, Newark, New Jersey 07102-3777. As presently required by the Investment Company Act of 1940, as amended (the “Act”), and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Holders semi-annually at the Contract Holder’s last address known to Prudential.

Services and Third Party Administration Agreements

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Prudential entered into an administrative agreement with Wachovia Bank (“Wachovia”), in which Wachovia provides remittance processing expertise and research and development capabilities providing Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wachovia received from Prudential for services rendered approximately $2 million in 2008, $850,000 in 2007, and $750,000 in 2006. For all banking services provided by Wachovia, Prudential has paid $2.4 million in 2008, $2.3 million in 2007, and $2.1 million in 2006. Wachovia’s principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107. A chart showing fees that Prudential pays for remittance processing is shown below.

Remittance Processing Fees
Average monthly # of remittances processed	Approximately 51,000
Standard processing	$.027 to $0.41 per item
Imaging services	$0.12 per document
Unprocessable payments	$0.40 per item
Value added keying	$.04 per item
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Reinsurance Agreements

PruBenefit SelectSM may provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance would be on a first-dollar quota share basis. Prudential would retain a portion of the Net Amount at Risk, with the remainder reinsured with various reinsurers.

MINIMUM INITIAL PREMIUM PROCESSING

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Prudential will allocate the Net Premiums to the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s instructions as of the end of the Valuation Period in which the Minimum Initial Premium is received in Good Order.

Prudential will notify the Contract Holder, or its registered representative, which documents are required to achieve Good Order. Prudential must receive documents required to achieve Good Order within five Business Days of the initial premium payment date. If the requested documents are not received within five Business Days of the initial premium payment, the premium payment will be returned. Premium payments received in Good Order will be applied the same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Variable Investment Option.
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3

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If the Contract Holder makes a premium payment before Prudential determines that Good Order has been achieved, premium payments received by Prudential will be held in an account that does not bear interest on behalf of the Contract Holder.
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Upon receipt of a request for life insurance from a prospective Contract Holder, Prudential will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed Covered Persons are insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Covered Persons before a determination can be made. Prudential will not issue Coverages until this underwriting procedure has been completed.

The processing procedures may include a mechanism to provide temporary life insurance coverage to a prospective Contract Holder who pays the Minimum Initial Premium at the time the request for coverage is submitted, subject to the terms of a limited insurance agreement. Since a Coverage cannot be issued until after the underwriting process has been completed, Prudential will provide temporary life insurance coverage through use of a limited insurance agreement. The temporary coverage is for the total Death Benefit applied for, up to the maximum described in the limited insurance agreement, which may be significantly less.

Prudential determines the Covered Person’s issue age on the Coverage Effective Date. The Coverage Effective Date is the first day of the Coverage Year and commences the suicide and contestable periods.

Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder. If a medical examination is required, the Coverage Effective Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If permitted by the insurance laws of the state in which the Coverage is issued, the Coverage may be backdated up to six months. In situations where the Coverage Effective Date precedes the date that the Minimum Initial Premium is received, charges due prior to the Minimum Initial Premium receipt date will be deducted from the Minimum Initial Premium.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Group Contract generally employs mortality tables that distinguish between males and females. Premiums and benefits differ under Coverages issued on males and females of the same age. In states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on one set of rates (a blend of male and female rates), whether the insureds are male or female. In addition, Employers considering purchase of a Group Contract should consult their legal advisers to determine whether purchase of a Group Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Death Benefits

There are three types of Death Benefit available under the Group Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit and; (3) Type C, a return of premium Death Benefit. A Type B (variable) Death Benefit varies with investment performance while Type A (fixed) and Type C (return of premium) Death Benefits do not, unless the Death Benefit must be increased to comply with the Internal Revenue Code’s definition of life insurance. The Contract Holder chooses the type of Death Benefit for each Coverage.

4

How a Type A (Fixed) Death Benefit Will Vary

Under the Type A (fixed) Death Benefit, the Death Benefit is generally equal to the Coverage Amount, before the reduction of any Coverage Debt. If the Coverage is kept in force for several years, depending on how much premium the Contract Holder pays, and/or if investment performance is favorable, the Coverage Fund may grow to the point where Prudential will increase the Death Benefit in order to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance.

5

With respect to each Coverage with a Type A (fixed) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report); or

 (2)
the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

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A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

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The following tables illustrate at different ages how the Attained Age Factors affect the Type A (fixed) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type A (fixed) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male Non-Smoker, age 35, and there is no Coverage Debt.
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Type A (Fixed) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF		THEN
the Covered Person is age	and the Coverage Fund is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ 25,000 $ 75,000 $125,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$250,000 $256,005* $426,674*
60 60 60	$ 75,000 $125,000 $150,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$250,000 $250,000 $285,433*
80 80 80	$150,000 $200,000 $225,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$250,000 $256,318* $288,358*
  [1] The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
  * Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the Attained Age of 60, and the Coverage Fund is $150,000, the Death Benefit will be $285,433, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $1.90. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

6

Type A (Fixed) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF		THEN
the Covered Person is age	and the Coverage Fund is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ 25,000 $ 75,000 $125,000	4.034463 4.034463 4.034463	100,862 302,585 504,308	$250,000 $302,585* $504,308*
60 60 60	$ 75,000 $125,000 $150,000	2.131479 2.131479 2.131479	159,861 266,435 319,722	$250,000 $266,435* $319,722*
80 80 80	$150,000 $200,000 $225,000	1.341129 1.341129 1.341129	201,170 268,226 301,755	$250,000 $268,226* $301,755*
  [1] The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
  * Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the Attained Age of 60, and the Coverage Fund is $150,000, the Death Benefit will be $319,722, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $2.13. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

How a Type B (Variable) Death Benefit Will Vary

Under the Type B (variable) Death Benefit, the Death Benefit will never be less than the Coverage Amount, before the reduction of any Coverage Debt, but will also vary immediately after it is issued as the value of the Coverage Fund changes to reflect the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type B (variable) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report), plus the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date; or

(2)
the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

For purposes of computing the Type B (variable) Death Benefit, if the Coverage Fund is less than zero, Prudential will consider it to be zero. A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

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The following tables illustrate at different ages how the Attained Age Factors affect the Type B (variable) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type B (variable) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male Non-Smoker, age 35, and there is no Coverage Debt.
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Type B (Variable) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF		THEN
the Covered Person is age	and the Coverage Fund is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$25,000 $75,000 $125,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$275,000 $325,000 $426,674*
60 60 60	$ 75,000 $125,000 $150,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$400,000 $450,000 $475,000
  [1] The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
  * Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

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This means, for example, that if the Covered Person has reached the age of 40, and the Coverage Fund is $125,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

Type B (Variable) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF		THEN
the Covered Person is age	And the Coverage Fund is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$25,000 $75,000 $125,000	4.034463 4.034463 4.034463	100,862 302,585 504,308	$275,000 $325,000 $504,308*
60 60 60	$ 75,000 $125,000 $150,000	2.131479 2.131479 2.131479	159,861 266,435 319,722	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.341129 1.341129 1.341129	201,170 268,226 301,755	$400,000 $450,000 $475,000
  [1] The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
  * Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

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This means, for example, that if the Covered Person has reached the age of 40, and the Coverage Fund is $125,000, the Death Benefit will be $504,308, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $4.03. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

How a Type C (Return of Premium) Death Benefit Will Vary

Under the Type C (return of premium) Death Benefit, the Death Benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Death Benefits, a Type C Death Benefit may be less than the Coverage Amount in the event total withdrawals are greater than total premiums paid. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type C (return of premium) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)
the Coverage Amount (as shown in the Benefit Summary Report), plus the total premiums paid for such Coverage less any withdrawals, accumulated to the date of death at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Holder to the date of death; or

(2)
he Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustments due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

The following tables illustrate at different ages how the Attained Age Factors affect the Type C (return of premium) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type C (return of premium) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male Non-Smoker, age 35, and there is no Coverage Debt.

Type C (Return of Premium) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF			THEN
the Covered Person is age	and the Coverage Fund is	and the premiums paid less any withdrawals at the chosen rate of interest is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$25,000 $75,000 $125,000	$15,000 $60,000 $80,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$265,000 $310,000 $426,674*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$375,000 $400,000 $425,000
  [1]The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
  * Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

9

This means, for example, that if the Covered Person has reached the age of 40, and the premiums paid less any withdrawals at the chosen interest rate equals $80,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

Type C (Return of Premium) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF			THEN
the Covered Person is age	and the Coverage Fund is	and the premiums paid less any withdrawals at the chosen rate of interest is	the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$25,000 $75,000 $125,000	$15,000 $60,000 $80,000	4.034463 4.034463 4.034463	100,862 302,585 504,308	$265,000 $310,000 $504,308*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.131479 2.131479 2.131479	159,861 266,435 319,722	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.341129 1.341129 1.341129	201,170 268,226 301,755	$375,000 $400,000 $425,000
  [1] The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
  * Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the premiums paid less any withdrawals at the chosen interest rate equals $80,000, the Death Benefit will be $504,308, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $4.03. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

Additional Amounts Available Upon Surrender

Return of Charges: If a Coverage is fully surrendered within the first eleven Coverage Years, or if the Group Contract is fully surrendered within the first eleven Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). In some states, the Return of Charges Period is eight years. The Contract Holder should consult its Prudential representative to determine which period applies. The return of charges is not guaranteed and may not be available in all states. The Contract Holder should consult its tax advisers and accountants regarding the tax treatment of the Return of Charges.

There is no return of charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;

(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or

(3)	such Coverage is in default beyond the grace period on the date of surrender.

10

Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges Period begins in month one (1) from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. The Return of Charges Period for an Additional Person begins on the Coverage’s Coverage Effective Date.

The current factors range from 95% in month 13 to 2.1% in month 132 and are set forth on the next page.

In some states, the Return of Charges Period begins in month one from the Coverage Effective Date and extends to month 96 from the Coverage Effective Date, with declining factors from month 13 to month 96. Those current factors range from 95% in month 13 to 20% in month 96. The factors for the eight year Return of Charges Period are shown in the second table. Subject to receipt of all required regulatory approvals, the eleven year Return of Charges factors will be applicable to all issued Group Contracts.

These factors are applied to the cumulative Premium Loads and COIs. The Return of Charges Period and all factors are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from the assumptions made in pricing this life insurance product.

(The remainder of this page intentionally left blank)

11

132 Month Return of Charges Factors to be applied to Cumulative Premium Loads and COIs

Coverage Year	Month	Factor	Coverage Year	Month	Factor	Coverage Year	Month	Factor
			5	52	43.0%	8	93	15.4%
1	All	95.0%	5	53	42.0%	8	94	15.0%
2	13	95.0%	5	54	41.0%	8	95	14.6%
2	14	93.4%	5	55	40.0%	8	96	14.2%
2	15	91.8%	5	56	39.1%	9	97	13.8%
2	16	90.2%	5	57	38.2%	9	98	13.4%
2	17	88.6%	5	58	37.3%	9	99	13.0%
2	18	87.0%	5	59	36.4%	9	100	12.5%
2	19	85.4%	5	60	35.5%	9	101	12.1%
2	20	83.8%	6	61	34.7%	9	102	11.7%
2	21	82.2%	6	62	33.9%	9	103	11.3%
2	22	80.6%	6	63	33.1%	9	104	10.9%
2	23	79.0%	6	64	32.3%	9	105	10.5%
2	24	77.5%	6	65	31.5%	9	106	10.0%
3	25	76.1%	6	66	30.7%	9	107	9.6%
3	26	74.7%	6	67	30.0%	9	108	9.2%
3	27	73.3%	6	68	29.3%	10	109	8.9%
3	28	71.9%	6	69	28.6%	10	110	8.5%
3	29	70.5%	6	70	27.9%	10	111	8.2%
3	30	69.1%	6	71	27.2%	10	112	7.8%
3	31	67.7%	6	72	26.5%	10	113	7.5%
3	32	66.3%	7	73	26.0%	10	114	7.2%
3	33	65.0%	7	74	25.4%	10	115	6.8%
3	34	63.7%	7	75	24.8%	10	116	6.5%
3	35	62.4%	7	76	24.2%	10	117	6.1%
3	36	61.0%	7	77	23.6%	10	118	5.8%
4	37	59.8%	7	78	23.0%	10	119	5.4%
4	38	58.6%	7	79	22.5%	10	120	5.0%
4	39	57.4%	7	80	21.8%	11	121	4.8%
4	40	56.2%	7	81	21.3%	11	122	4.6%
4	41	55.0%	7	82	20.8%	11	123	4.4%
4	42	53.8%	7	83	20.3%	11	124	4.1%
4	43	52.6%	7	84	19.8%	11	125	3.9%
4	44	51.4%	8	85	19.3%	11	126	3.6%
4	45	50.3%	8	86	18.8%	11	127	3.4%
4	46	49.2%	8	87	18.3%	11	128	3.1%
4	47	48.1%	8	88	17.8%	11	129	2.9%
4	48	47.0%	8	89	17.3%	11	130	2.5%
5	49	46.0%	8	90	16.7%	11	131	2.1%
5	50	45.0%	8	91	16.3%	11	132	2.1%
5	51	44.0%	8	92	15.9%	12+		0

12

96 Month Return of Charges Factors to be applied to Cumulative Premium Loads and COIs

Coverage Year	Month	Factor	Coverage Year	Month	Factor	Coverage Year	Month	Factor

1	All	95%	4	41	78%	6	70	51%
2	13	95%	4	42	78%	6	71	50%
2	14	94%	4	43	77%	6	72	50%
2	15	93%	4	44	77%	7	73	50%
2	16	92%	4	45	76%	7	74	49%
2	17	91%	4	46	76%	7	75	48%
2	18	90%	4	47	75%	7	76	47%
2	19	90%	4	48	75%	7	77	46%
2	20	89%	5	49	74%	7	78	45%
2	21	88%	5	50	73%	7	79	44%
2	22	87%	5	51	71%	7	80	43%
2	23	86%	5	52	70%	7	81	42%
2	24	85%	5	53	69%	7	82	41%
3	25	85%	5	54	67%	7	83	40%
3	26	85%	5	55	66%	7	84	40%
3	27	84%	5	56	65%	8	85	40%
3	28	84%	5	57	63%	8	86	38%
3	29	83%	5	58	62%	8	87	36%
3	30	83%	5	59	61%	8	88	34%
3	31	82%	5	60	60%	8	89	32%
3	32	82%	6	61	60%	8	90	30%
3	33	81%	6	62	59%	8	91	28%
3	34	81%	6	63	58%	8	92	26%
3	35	80%	6	64	57%	8	93	24%
3	36	80%	6	65	56%	8	94	22%
4	37	80%	6	66	55%	8	95	20%
4	38	80%	6	67	54%	8	96	20%
4	39	79%	6	68	53%	9+		0
4	40	79%	6	69	52%

13

Reports to Contract Holders

Once each year, Prudential will send each Contract Holder a statement that provides certain information pertinent to the Contract Holder’s Group Contract. This statement will detail values, transactions made, and specific Coverage data that apply only to the Coverages included in the Contract Holder’s Group Contract.

Prudential will also send the Contract Holder annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

PRINCIPAL UNDERWRITER

Pruco Securities, LLC (“Prusec”), acts as the principal underwriter of the Group Contracts. Prusec is an wholly owned subsidiary of Prudential. Prusec’s principal office is located at 751 Broad Street, Newark, New Jersey 07102-3777. The offering is made on a continuous basis. Prusec has not received any underwriting commissions relating to this Group Contract in 2008.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s Group Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), Prudential or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to Prudential or Prudential’s affiliates. To the extent permitted by Financial Industry Regulation Authority rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different Group Contract that is not eligible for these compensation arrangements.

Prusec makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The Contract Holder’s registered representative can provide the Contract Holder with more information about the compensation arrangements that apply upon the sale of the Group Contract.

Disclosure Policy

When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

14

ADDITIONAL INFORMATION ABOUT CHARGES

Underwriting Procedures

When a prospective Contract Holder expresses interest in obtaining insurance from Prudential, a registered representative completes an application and submits it to Prudential’s underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Prusec, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.

Prudential will provide the Employer with evidence of insurability forms, if required, that prospective Covered Persons must complete. Once Prudential receives the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, Prudential will make a decision regarding its willingness to accept the risk, and the price at which Prudential will accept the risk. Prudential will issue the Coverage when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT COVERAGES IN DEFAULT

When a Coverage is in default, no part of such Coverage Fund is available to the Contract Holder. The Contract Holder may not take any loans, withdrawals or surrenders, or make any transfers among the Variable Investment Options and/or the Fixed Interest Rate Option. In addition, during any period in which a Coverage is in default, the Contract Holder may not change the way in which subsequent premiums are allocated or increase the amount of insurance by increasing the Basic Insurance or Target Term Insurance.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of The Prudential Variable Contract Account GI-2 as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York, 10017.

FINANCIAL STATEMENTS

The following financial statements describe the financial condition of Prudential as well as the Account. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts. The financial statements of the Account show all the Account’s subaccounts as of December 31, 2008.

15

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio

ASSETS
Investment in the portfolios, at value	$4,828,590	$2,931,236	$10,079,669	$3,618,198

Net Assets	$4,828,590	$2,931,236	$10,079,669	$3,618,198

NET ASSETS, representing:
Equity of participants	$4,828,590	$2,931,236	$10,079,669	$3,611,407
Equity of The Pudential Insurance Company of America	0	0	0	6,791

	$4,828,590	$2,931,236	$10,079,669	$3,618,198

Units outstanding	354,835	266,607	1,125,445	392,746

Portfolio shares held	482,859	237,539	442,868	220,622
Portfolio net asset value per share	$10.00	$12.34	$22.76	$16.40
Investment in portfolio shares, at cost	$4,828,571	$3,402,485	$12,102,886	$4,209,166

For the period ended December 31, 2008

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio

INVESTMENT INCOME
Dividend income	$118,124	$99,872	$296,458	$68,271

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	20,456	15,307	59,450	21,414

NET INVESTMENT INCOME (LOSS)	97,668	84,565	237,008	46,857

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	271,079	0	507,288
Realized gain (loss) on shares redeemed	0	(122,631)	(297,032)	(149,418)
Net change in unrealized gain (loss) on investments	0	(1,178,730)	(5,768,587)	(2,551,983)

NET GAIN (LOSS) ON INVESTMENTS	0	(1,030,282)	(6,065,619)	(2,194,113)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,668	$(945,717)	$(5,828,611)	$(2,147,256)

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS - Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund - Class 2	Franklin Templeton Developing Markets Securities Fund - Class 2

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

0	0	0	0	0	0

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

103,402	169,743	458,569	567,662	283,967	102,229

114,835	346,639	314,831	272,443	283,016	300,974
$10.71	$5.31	$12.90	$19.01	$10.76	$6.04
$1,443,680	$2,523,544	$3,967,757	$8,390,025	$3,548,435	$2,167,234

SUBACCOUNTS (Continued)

Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS - Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund - Class 2	Franklin Templeton Developing Markets Securities Fund - Class 2

$64,361	$246,948	$28,646	$61,865	$93,601	$71,777

5,871	9,878	23,942	30,596	17,799	12,381

58,490	237,070	4,704	31,269	75,802	59,396

0	0	0	370,684	383,086	538,020
(20,066)	(105,690)	(75,284)	(554,948)	(196,181)	(324,834)
(234,384)	(700,434)	(2,186,780)	(2,887,382)	(2,217,160)	(2,172,976)

(254,450)	(806,124)	(2,262,064)	(3,071,646)	(2,030,255)	(1,959,790)

$(195,960)	$(569,054)	$(2,257,360)	$(3,040,377)	$(1,954,453)	$(1,900,394)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio

ASSETS
Investment in the portfolios, at value	$610,771	$376,575	$194,792	$1,258,437

Net Assets	$610,771	$376,575	$194,792	$1,258,437

NET ASSETS, representing:
Equity of participants	$600,752	$368,774	$188,785	$1,258,437
Equity of The Pudential Insurance Company of America	10,019	7,801	6,007	0

	$610,771	$376,575	$194,792	$1,258,437

Units outstanding	50,109	42,012	26,116	180,972

Portfolio shares held	61,756	104,314	17,937	85,666
Portfolio net asset value per share	$9.89	$3.61	$10.86	$14.69
Investment in portfolio shares, at cost	$659,648	$492,293	$307,227	$1,291,262

For the period ended December 31, 2008

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio

INVESTMENT INCOME
Dividend income	$33,200	$40,303	$5,292	$8,225

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,852	2,034	1,247	7,027

NET INVESTMENT INCOME (LOSS)	30,348	38,269	4,045	1,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	5,878	0	60,648	0
Realized gain (loss) on shares redeemed	(7,051)	(1,748)	(21,712)	(51,185)
Net change in unrealized gain (loss) on investments	(54,149)	(147,440)	(189,528)	(648,635)

NET GAIN (LOSS) ON INVESTMENTS	(55,322)	(149,188)	(150,592)	(699,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,974)	$(110,919)	$(146,547)	$(698,622)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$203,502	$125,870	$54,722	$313,749	$41,793	$70,097

$203,502	$125,870	$54,722	$313,749	$41,793	$70,097

$197,219	$125,870	$54,722	$313,749	$33,446	$70,097

6,283	0	0	0	8,347	0

$203,502	$125,870	$54,722	$313,749	$41,793	$70,097

31,975	11,322	6,014	21,774	12,786	9,545

15,569	23,839	9,212	67,040	4,859	6,805
$13.07	$5.28	$5.94	$4.68	$8.60	$10.30
$187,362	$151,558	$61,621	$404,108	$54,637	$85,362

SUBACCOUNTS (Continued)

Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$5,511	$3,754	$645	$10,263	$4,087	$1,215

1,375	661	357	1,892	168	404

4,136	3,093	288	8,371	3,919	811

18,603	10,877	7,571	54,484	0	0
12,513	(1,135)	(430)	(29,567)	(178)	(458)
(196,695)	(45,985)	(51,613)	(162,137)	(11,861)	(36,502)

(165,579)	(36,243)	(44,472)	(137,220)	(12,039)	(36,960)

$(161,443)	$(33,150)	$(44,184)	$(128,849)	$(8,120)	$(36,149)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio

ASSETS
Investment in the portfolios, at value	$27,231	$21,877	$1,441,907	$131,087

Net Assets	$27,231	$21,877	$1,441,907	$131,087

NET ASSETS, representing:
Equity of participants	$27,231	$21,877	$1,441,907	$131,087
Equity of The Pudential Insurance Company of America	0	0	0	0

	$27,231	$21,877	$1,441,907	$131,087

Units outstanding	2,847	1,923	99,734	18,232

Portfolio shares held	3,434	2,223	103,809	10,273
Portfolio net asset value per share	$7.93	$9.84	$13.89	$12.76
Investment in portfolio shares, at cost	$39,419	$25,477	$2,101,867	$155,293

For the period ended December 31, 2008

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio

INVESTMENT INCOME
Dividend income	$678	$57	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	172	131	8,218	789

NET INVESTMENT INCOME (LOSS)	506	(74)	(8,218)	(789)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	6,226	3,187	111,417	8,261
Realized gain (loss) on shares redeemed	(213)	(199)	(142,622)	(4,375)
Net change in unrealized gain (loss) on investments	(25,861)	(13,361)	(836,332)	(82,382)

NET GAIN (LOSS) ON INVESTMENTS	(19,848)	(10,373)	(867,537)	(78,496)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,342)	$(10,447)	$(875,755)	$(79,285)

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Growth Portfolio - Institutional Shares	MFS Strategic Income Series Portfolio

$329,923	$268,248	$3,394,853	$19,746	$458,058	$77,360

$329,923	$268,248	$3,394,853	$19,746	$458,058	$77,360

$329,923	$268,248	$3,394,853	$14,714	$458,058	$77,360

0	0	0	5,032	0	0

$329,923	$268,248	$3,394,853	$19,746	$458,058	$77,360

19,791	17,845	308,487	11,836	65,817	5,669

26,352	24,386	236,740	2,777	23,771	8,872
$12.52	$11.00	$14.34	$7.11	$19.27	$8.72
$376,914	$262,092	$4,626,537	$43,591	$515,252	$86,805

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Growth Portfolio - Institutional Shares	MFS Strategic Income Series Portfolio

$4,897	$8,000	$98,783	$186	$8,570	$5,278

1,915	1,232	18,379	122	3,164	382

2,982	6,768	80,404	64	5,406	4,896

65,368	0	127,734	5,879	0	0
(3,211)	(271)	(269,203)	(1,950)	(5,863)	(315)
(216,030)	(14,326)	(1,713,526)	(26,811)	(395,996)	(15,635)

(153,873)	(14,597)	(1,854,995)	(22,882)	(401,859)	(15,950)

$(150,891)	$(7,829)	$(1,774,591)	$(22,818)	$(396,453)	$(11,054)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement U.S. Small Cap Equity Portfolio	Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

ASSETS
Investment in the portfolios, at value	$77,089	$111,578	$44,310	$1,602,075

Net Assets	$77,089	$111,578	$44,310	$1,602,075

NET ASSETS, representing:
Equity of participants	$77,089	$111,578	$44,310	$1,602,075
Equity of The Pudential Insurance Company of America	0	0	0	0

	$77,089	$111,578	$44,310	$1,602,075

Units outstanding	11,008	8,493	4,552	206,441

Portfolio shares held	4,876	4,212	6,989	75,356
Portfolio net asset value per share	$15.81	$26.49	$6.34	$21.26
Investment in portfolio shares, at cost	$76,002	$104,876	$71,509	$1,859,126

For the period ended December 31, 2008

	SUBACCOUNTS

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement U.S. Small Cap Equity Portfolio	Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

INVESTMENT INCOME
Dividend income	$810	$2,174	$0	$5,921

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	507	832	251	9,942

NET INVESTMENT INCOME (LOSS)	303	1,342	(251)	(4,021)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	28,479	0	128,001
Realized gain (loss) on shares redeemed	2,160	5,181	(9,032)	(112,824)
Net change in unrealized gain (loss) on investments	(54,608)	(156,381)	(15,235)	(1,187,144)

NET GAIN (LOSS) ON INVESTMENTS	(52,448)	(122,721)	(24,267)	(1,171,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,145)	$(121,379)	$(24,518)	$(1,175,988)

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

AllianceBernstein Real Estate Investment Portfolio	DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$24,148	$19,598	$664,869	$8,513	$7,356	$4,468

$24,148	$19,598	$664,869	$8,513	$7,356	$4,468

$18,932	$8,649	$664,869	$0	$0	$0

5,216	10,949	0	8,513	7,356	4,468

$24,148	$19,598	$664,869	$8,513	$7,356	$4,468

11,207	10,661	66,225	10,000	10,000	10,000

3,072	1,580	52,393	1,547	372	759
$7.86	$12.40	$12.69	$5.50	$19.75	$5.88
$41,320	$19,310	$754,191	$11,006	$10,328	$14,437

SUBACCOUNTS (Continued)

AllianceBernstein Real Estate Investment Portfolio	DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$1,117	$932	$19,161	$536	$210	$0

195	40	2,711	0	0	0

922	892	16,450	536	210	0

17,016	0	0	0	0	4,437
(12,733)	(41)	(30,407)	0	0	0
(20,349)	74	(124,972)	(2,252)	(3,383)	(12,656)

(16,066)	33	(155,379)	(2,252)	(3,383)	(8,219)

$(15,144)	$925	$(138,929)	$(1,716)	$(3,173)	$(8,219)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Fidelity VIP Equity-Income Portfolio - Service Class	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP

ASSETS
Investment in the portfolios, at value	$5,495	$9,290	$7,567	$9,557

Net Assets	$5,495	$9,290	$7,567	$9,557

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	5,495	9,290	7,567	9,557

	$5,495	$9,290	$7,567	$9,557

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	418	938	1,129	953
Portfolio net asset value per share	$13.14	$9.90	$6.70	$10.03
Investment in portfolio shares, at cost	$11,161	$10,820	$11,500	$11,350

For the period ended December 31, 2008

	SUBACCOUNTS

	Fidelity VIP Equity-Income Portfolio - Service Class	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP

INVESTMENT INCOME
Dividend income	$195	$455	$775	$614

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	195	455	775	614

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	8	0	10	134
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,298)	(1,511)	(3,375)	(1,550)

NET GAIN (LOSS) ON INVESTMENTS	(4,290)	(1,511)	(3,365)	(1,416)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,095)	$(1,056)	$(2,590)	$(802)

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

PIMCO Long- Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund - Class 2

$12,829	$10,097	$5,345	$7,396	$8,893	$7,657

$12,829	$10,097	$5,345	$7,396	$8,893	$7,657

$0	$0	$0	$0	$0	$0

12,829	10,097	5,345	7,396	8,893	7,657

$12,829	$10,097	$5,345	$7,396	$8,893	$7,657

10,000	10,000	10,000	10,000	10,000	10,000

1,048	896	915	545	966	483
$12.23	$11.26	$5.84	$13.55	$9.20	$15.85
$10,905	$10,773	$14,197	$10,167	$11,325	$10,870

SUBACCOUNTS (Continued)

PIMCO Long- Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund - Class 2

$421	$386	$123	$102	$619	$208

0	0	0	0	0	0

421	386	123	102	619	208

133	16	2,554	0	30	390
0	0	0	0	0	0
1,337	(1,165)	(7,561)	(3,741)	(2,323)	(3,643)

1,470	(1,149)	(5,007)	(3,741)	(2,293)	(3,253)

$1,891	$(763)	$(4,884)	$(3,639)	$(1,674)	$(3,045)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio- Service Class

ASSETS
Investment in the portfolios, at value	$10,826	$5,958	$11,273	$9,876

Net Assets	$10,826	$5,958	$11,273	$9,876

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance
Company of America	10,826	5,958	11,273	9,876

	$10,826	$5,958	$11,273	$9,876

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	883	774	1,093	840
Portfolio net asset value per share	$12.25	$7.69	$10.31	$11.75
Investment in portfolio shares, at cost	$10,650	$13,806	$11,066	$10,424

For the period ended December 31, 2008

	SUBACCOUNTS

	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio- Service Class

INVESTMENT INCOME
Dividend income	$374	$72	$492	$408

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	374	72	492	408

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,643	212	8
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(467)	(6,904)	(188)	(758)

NET GAIN (LOSS) ON INVESTMENTS	(467)	(4,261)	24	(750)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(93)	$(4,189)	$516	$(342)

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

Fidelity VIP Overseas Portfolio - Service Class	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

$6,002	$5,717	$5,901	$4,681	$7,582	$7,135

$6,002	$5,717	$5,901	$4,681	$7,582	$7,135

$0	$0	$0	$0	$0	$0

6,002	5,717	5,901	4,681	7,582	7,135

$6,002	$5,717	$5,901	$4,681	$7,582	$7,135

10,000	10,000	10,000	10,000	10,000	10,000

495	456	881	423	925	1,492
$12.12	$12.52	$6.69	$11.05	$8.19	$4.78
$11,447	$11,706	$12,457	$11,087	$11,143	$11,173

SUBACCOUNTS (Continued)

Fidelity VIP Overseas Portfolio - Service Class	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

$226	$0	$262	$90	$254	$0

0	0	0	0	0	0

226	0	262	90	254	0

1,043	179	1,317	498	441	731
0	0	0	0	0	0
(5,958)	(5,638)	(4,876)	(5,906)	(3,512)	(5,182)

(4,915)	(5,459)	(3,559)	(5,408)	(3,071)	(4,451)

$(4,689)	$(5,459)	$(3,297)	$(5,318)	$(2,817)	$(4,451)

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Income Securities Fund - Class 2

ASSETS
Investment in the portfolios, at value	$5,591	$6,611	$6,434	$11,580

Net Assets	$5,591	$6,611	$6,434	$11,580

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	5,591	6,611	6,434	11,580

	$5,591	$6,611	$6,434	$11,580

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	729	339	853	677
Portfolio net asset value per share	$7.66	$19.49	$7.54	$17.10
Investment in portfolio shares, at cost	$14,126	$10,219	$10,167	$10,700

For the period ended December 31, 2008

	SUBACCOUNTS

	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Income Securities Fund - Class 2

INVESTMENT INCOME
Dividend income	$0	$51	$0	$410

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	0	51	0	410

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,847	123	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(10,147)	(4,651)	(3,490)	267

NET GAIN (LOSS) ON INVESTMENTS	(7,300)	(4,528)	(3,490)	267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,300)	$(4,477)	$(3,490)	$677

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio - Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio - Service Class	Prudential SP Balanced Asset Allocation Portfolio

$5,739	$6,374	$6,503	$9,211	$4,599	$7,753

$5,739	$6,374	$6,503	$9,211	$4,599	$7,753

$0	$0	$0	$0	$0	$0

5,739	6,374	6,503	9,211	4,599	7,753

$5,739	$6,374	$6,503	$9,211	$4,599	$7,753

10,000	10,000	10,000	10,000	10,000	10,000

578	394	354	884	934	991
$9.92	$16.14	$18.33	$10.41	$4.92	$7.82
$10,757	$10,000	$11,560	$11,265	$11,689	$11,475

SUBACCOUNTS (Continued)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio - Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio - Service Class	Prudential SP Balanced Asset Allocation Portfolio

$757	$0	$33	$699	$53	$233

0	0	0	0	0	0

757	0	33	699	53	233

0	0	1,491	25	1,596	705
0	0	0	0	0	0
(4,397)	(4,882)	(5,772)	(1,889)	(6,469)	(4,036)

(4,397)	(4,882)	(4,281)	(1,864)	(4,873)	(3,331)

$(3,640)	$(4,882)	$(4,248)	$(1,165)	$(4,820)	$(3,098)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP

ASSETS
Investment in the portfolios, at value	$8,632	$8,233	$10,639	$6,201

Net Assets	$8,632	$8,233	$10,639	$6,201

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	8,632	8,233	10,639	6,201

	$8,632	$8,233	$10,639	$6,201

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	970	989	10,638	855
Portfolio net asset value per share	$8.89	$8.32	$1.00	$7.25
Investment in portfolio shares, at cost	$11,376	$11,830	$10,640	$12,989

For the period ended December 31, 2008

	SUBACCOUNTS

	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP

INVESTMENT INCOME
Dividend income	$308	$373	$302	$148

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	308	373	302	148

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	512	698	0	1,609
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,006)	(3,333)	0	(5,638)

NET GAIN (LOSS) ON INVESTMENTS	(2,494)	(2,635)	0	(4,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,186)	$(2,262)	$302	$(3,881)

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio - Service Class	Prudential Natural Resources Portfolio

$6,346	$6,307	$6,933	$6,860	$6,424	$6,865

$6,346	$6,307	$6,933	$6,860	$6,424	$6,865

$0	$0	$0	$0	$0	$0

6,346	6,307	6,933	6,860	6,424	6,865

$6,346	$6,307	$6,933	$6,860	$6,424	$6,865

10,000	10,000	10,000	10,000	10,000	10,000

675	1,132	1,050	915	419	289
$9.39	$5.57	$6.60	$7.49	$15.33	$23.70
$10,922	$11,632	$11,612	$11,200	$13,000	$14,127

SUBACCOUNTS (Continued)

Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio - Service Class	Prudential Natural Resources Portfolio

$199	$95	$156	$223	$83	$99

0	0	0	0	0	0

199	95	156	223	83	99

680	947	914	558	262	1,674
0	0	0	0	0	0
(5,012)	(5,644)	(5,031)	(4,347)	(5,115)	(9,514)

(4,332)	(4,697)	(4,117)	(3,789)	(4,853)	(7,840)

$(4,133)	$(4,602)	$(3,961)	$(3,566)	$(4,770)	$(7,741)

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio - Service Class	Fidelity VIP Index 500 Portfolio - Service Class

ASSETS
Investment in the portfolios, at value	$7,034	$4,186	$7,013	$6,313

Net Assets	$7,034	$4,186	$7,013	$6,313

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	7,034	4,186	7,013	6,313

	$7,034	$4,186	$7,013	$6,313

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	375	674	910	63
Portfolio net asset value per share	$18.75	$6.21	$7.70	$98.99
Investment in portfolio shares, at cost	$11,909	$11,634	$11,146	$10,458

For the period ended December 31, 2008

	SUBACCOUNTS

	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio - Service Class	Fidelity VIP Index 500 Portfolio - Service Class

INVESTMENT INCOME
Dividend income	$34	$387	$228	$181

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	34	387	228	181

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,875	1,248	489	91
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(7,931)	(6,775)	(4,126)	(3,990)

NET GAIN (LOSS) ON INVESTMENTS	(6,056)	(5,527)	(3,637)	(3,899)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,022)	$(5,140)	$(3,409)	$(3,718)

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

PIMCO Low Duration Portfolio	PIMCO Short- Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund - Class 2	Royce Micro- Cap Portfolio

$10,564	$10,287	$5,312	$6,287	$8,084	$5,484

$10,564	$10,287	$5,312	$6,287	$8,084	$5,484

$0	$0	$0	$0	$0	$0

10,564	10,287	5,312	6,287	8,084	5,484

$10,564	$10,287	$5,312	$6,287	$8,084	$5,484

10,000	10,000	10,000	10,000	10,000	10,000

1,091	1,069	855	728	956	909
$9.68	$9.62	$6.21	$8.63	$8.46	$6.03
$10,962	$10,728	$12,007	$11,681	$16,462	$12,096

SUBACCOUNTS (Continued)

PIMCO Low Duration Portfolio	PIMCO Short- Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund - Class 2	Royce Micro- Cap Portfolio

$435	$379	$243	$131	$1,013	$218

0	0	0	0	0	0

435	379	243	131	1,013	218

174	0	1,536	835	1,267	915
0	0	0	0	0	0
(654)	(411)	(6,300)	(4,223)	(4,989)	(5,315)

(480)	(411)	(4,764)	(3,388)	(3,722)	(4,400)

$(45)	$(32)	$(4,521)	$(3,257)	$(2,709)	$(4,182)

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Royce Small- Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund - Class 2

ASSETS
Investment in the portfolios, at value	$6,647	$5,794	$6,980	$6,243

Net Assets	$6,647	$5,794	$6,980	$6,243

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance
Company of America	6,647	5,794	6,980	6,243

	$6,647	$5,794	$6,980	$6,243

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	1,035	687	657	591
Portfolio net asset value per share	$6.42	$8.43	$10.62	$10.55
Investment in portfolio shares, at cost	$11,171	$10,000	$10,505	$11,485

For the period ended December 31, 2008

	SUBACCOUNTS

	Royce Small- Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund - Class 2

INVESTMENT INCOME
Dividend income	$54	$0	$0	$96

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	54	0	0	96

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	694	0	30	667
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,229)	(4,845)	(3,211)	(3,841)

NET GAIN (LOSS) ON INVESTMENTS	(2,535)	(4,845)	(3,181)	(3,174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,481)	$(4,845)	$(3,181)	$(3,078)

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio

$8,562	$6,472	$6,076	$7,491	$5,407

$8,562	$6,472	$6,076	$7,491	$5,407

$0	$0	$0	$0	$0

8,562	6,472	6,076	7,491	5,407

$8,562	$6,472	$6,076	$7,491	$5,407

10,000	10,000	10,000	10,000	10,000

950	908	1,054	559	722
$9.01	$7.12	$5.76	$13.38	$7.48
$10,304	$11,336	$10,000	$11,991	$11,017

SUBACCOUNTS (Continued)

Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund		Fidelity VIP Value Leaders Portfolio

$9	$195	$0		$272	$119

0	0	0		0	0

9	195	0		272	119

294	649	0		999	14
0	0	0		0	0
(1,594)	(4,823)	(5,221)		(4,853)	(4,502)

(1,300)	(4,174)	(5,221)		(3,854)	(4,488)
			q

$(1,291)	$(3,979)	$(5,221)		$(3,582)	$(4,369)

The accompanying notes are an integral part of these financial statements.

A20

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A21

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$97,668	$187,629	$84,565	$74,598
Capital gains distributions received	0	0	271,079	146,513
Realized gain (loss) on shares redeemed	0	0	(122,631)	10,155
Net change in unrealized gain (loss) on investments	0	0	(1,178,730)	(24,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	97,668	187,629	(945,717)	207,004

CONTRACT OWNER TRANSACTIONS
Participant net payments	262,060	173,930	11,176	78,698
Policy loans, net of repayments and interest	(33,919)	(306,275)	(10,528)	(36,783)
Surrenders, withdrawals and death benefits	(196,119)	(272,517)	(167,098)	(154,174)
Net transfers between other subaccounts or fixed rate option	383,826	193,786	218,951	232,664

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	415,848	(211,076)	52,501	120,405

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	513,516	(23,447)	(893,216)	327,409

NET ASSETS
Beginning of period	4,315,074	4,338,521	3,824,452	3,497,043

End of period	$4,828,590	$4,315,074	$2,931,236	$3,824,452

Beginning units	324,035	340,748	260,344	252,065

Units issued	187,259	185,197	105,326	86,720
Units redeemed	(156,459)	(201,910)	(99,063)	(78,441)

Ending units	354,835	324,035	266,607	260,344

The accompanying notes are an integral part of these financial statements.

A22

SUBACCOUNTS (Continued)

Prudential Stock Index Portfolio		Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$237,008	$187,103	$46,857	$34,866	$58,490	$30,354
0	0	507,288	3,708	0	0
(297,032)	44,801	(149,418)	15,440	(20,066)	(3,019)
(5,768,587)	451,966	(2,551,983)	379,868	(234,384)	24,534

(5,828,611)	683,870	(2,147,256)	433,882	(195,960)	51,869

24,192	348,461	66,469	136,995	19,738	83,386
18,881	(77,775)	21,389	(25,649)	233	(10,969)
(391,252)	(838,150)	(189,565)	(226,812)	(43,903)	(36,905)

624,061	686,508	342,310	298,094	106,236	118,236

275,882	119,044	240,603	182,628	82,304	153,748

0	0	0	10,000	0	0

(5,552,729)	802,914	(1,906,653)	626,510	(113,656)	205,617

15,632,398	14,829,484	5,524,851	4,898,341	1,343,540	1,137,923

$10,079,669	$15,632,398	$3,618,198	$5,524,851	$1,229,884	$1,343,540

1,095,833	1,087,665	369,896	347,976	97,388	86,034

304,121	258,905	132,565	113,978	45,560	40,362
(274,509)	(250,737)	(109,715)	(92,058)	(39,546)	(29,008)

1,125,445	1,095,833	392,746	369,896	103,402	97,388

The accompanying notes are an integral part of these financial statements.

A23

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	DWS High Income Portfolio		MFS - Research Series Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$237,070	$169,927	$4,704	$14,256
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(105,690)	(16,196)	(75,284)	16,699
Net change in unrealized gain (loss) on investments	(700,434)	(146,642)	(2,186,780)	658,368

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(569,054)	7,089	(2,257,360)	689,323

CONTRACT OWNER TRANSACTIONS
Participant net payments	59,133	103,649	50,352	119,096
Policy loans, net of repayments and interest	(7,933)	(1,202)	(16,052)	4,755
Surrenders, withdrawals and death benefits	(105,240)	(80,856)	(170,665)	(283,257)
Net transfers between other subaccounts or fixed rate option	127,941	161,031	236,298	250,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	73,901	182,622	99,933	91,161

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(495,153)	189,711	(2,157,427)	780,484

NET ASSETS
Beginning of period	2,335,805	2,146,094	6,218,745	5,438,261

End of period	$1,840,652	$2,335,805	$4,061,318	$6,218,745

Beginning units	163,307	150,802	447,105	440,657

Units issued	70,770	60,735	131,119	117,868
Units redeemed	(64,334)	(48,230)	(119,655)	(111,420)

Ending units	169,743	163,307	458,569	447,105

The accompanying notes are an integral part of these financial statements.

A24

SUBACCOUNTS (Continued)

Dreyfus Variable Investment Developing Leaders Portfolio		Franklin Templeton Foreign Securities Fund - Class 2		Franklin Templeton Developing Markets Securities Fund - Class 2

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$31,269	$26,509	$75,802	$62,881	$59,396	$55,936
370,684	1,133,183	383,086	186,227	538,020	226,733
(554,948)	(163,002)	(196,181)	(1,307)	(324,834)	(1,573)
(2,887,382)	(1,990,910)	(2,217,160)	330,504	(2,172,976)	458,227

(3,040,377)	(994,220)	(1,954,453)	578,305	(1,900,394)	739,323

205,591	255,045	126,669	230,883	111,123	154,012
76,344	(71,259)	13,583	(32,222)	(420)	(5,380)
(311,298)	(372,267)	(139,133)	(197,820)	(74,671)	(151,551)

497,476	269,125	298,159	438,054	122,663	363,140

468,113	80,644	299,278	438,895	158,695	360,221

0	0	0	0	0	0

(2,572,264)	(913,576)	(1,655,175)	1,017,200	(1,741,699)	1,099,544

7,751,404	8,664,980	4,700,429	3,683,229	3,559,579	2,460,035

$5,179,140	$7,751,404	$3,045,254	$4,700,429	$1,817,880	$3,559,579

528,274	522,834	260,394	234,548	94,367	83,627

214,550	154,494	113,521	95,306	50,350	38,226
(175,162)	(149,054)	(89,948)	(69,460)	(42,488)	(27,486)

567,662	528,274	283,967	260,394	102,229	94,367

The accompanying notes are an integral part of these financial statements.

A25

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$30,348	$30,509	$38,269	$34,287
Capital gains distributions received	5,878	0	0	0
Realized gain (loss) on shares redeemed	(7,051)	(1,732)	(1,748)	1,576
Net change in unrealized gain (loss) on investments	(54,149)	4,388	(147,440)	(23,781)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,974)	33,165	(110,919)	12,082

CONTRACT OWNER TRANSACTIONS
Participant net payments	25,703	71,412	(10,962)	(11,539)
Policy loans, net of repayments and interest	(112)	(994)	95	(1,894)
Surrenders, withdrawals and death benefits	(75,288)	(28,176)	0	(58,912)
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(49,697)	42,242	(10,867)	(72,345)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,671)	85,407	(121,786)	(50,263)

NET ASSETS
Beginning of period	685,442	600,035	498,361	548,624

End of period	$610,771	$685,442	$376,575	$498,361

Beginning units	53,317	40,520	42,795	37,641

Units issued	13,976	24,090	2,010	11,789
Units redeemed	(17,184)	(11,293)	(2,793)	(6,635)

Ending units	50,109	53,317	42,012	42,795

The accompanying notes are an integral part of these financial statements.

A26

SUBACCOUNTS (Continued)

Prudential Value Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$4,045	$3,482	$1,198	$(2,120)	$4,136	$2,695
60,648	40,592	0	0	18,603	0
(21,712)	678	(51,185)	424	12,513	22,278
(189,528)	(34,750)	(648,635)	170,276	(196,695)	15,614

(146,547)	10,002	(698,622)	168,581	(161,443)	40,587

15,430	35,762	56,887	139,457	3,598	5,628
(5,561)	(5,970)	(15,371)	(1,723)	(73)	(1,901)
(16,747)	(25,551)	(25,495)	(58,167)	(60,923)	(47,662)

0	632	185,899	144,894	0	300

(6,878)	4,873	201,920	224,461	(57,398)	(43,635)

0	10,000	0	0	0	10,000

(153,425)	24,875	(496,702)	393,042	(218,841)	6,952

348,217	323,342	1,755,139	1,362,097	422,343	415,391

$194,792	$348,217	$1,258,437	$1,755,139	$203,502	$422,343

26,562	16,283	157,842	136,585	36,038	28,921

4,687	14,807	94,161	76,221	6,289	13,471
(5,133)	(4,528)	(71,031)	(54,964)	(10,352)	(6,354)

26,116	26,562	180,972	157,842	31,975	36,038

The accompanying notes are an integral part of these financial statements.

A27

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	American Century VP Balanced Portfolio		American Century VP International Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$3,093	$2,790	$288	$187
Capital gains distributions received	10,877	8,634	7,571	0
Realized gain (loss) on shares redeemed	(1,135)	568	(430)	42
Net change in unrealized gain (loss) on investments	(45,985)	(4,584)	(51,613)	14,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,150)	7,408	(44,184)	14,413

CONTRACT OWNER TRANSACTIONS
Participant net payments	(386)	1,688	1,956	3,812
Policy loans, net of repayments and interest	143	(2,841)	89	103
Surrenders, withdrawals and death benefits	(2,218)	(13,080)	(1,199)	(2,745)
Net transfers between other subaccounts or fixed rate option	0	300	0	300

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,461)	(13,933)	846	1,470

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,611)	(6,525)	(43,338)	15,883

NET ASSETS
Beginning of period	161,481	168,006	98,060	82,177

End of period	$125,870	$161,481	$54,722	$98,060

Beginning units	11,519	12,520	5,919	5,830

Units issued	2,214	2,155	614	607
Units redeemed	(2,411)	(3,156)	(519)	(518)

Ending units	11,322	11,519	6,014	5,919

The accompanying notes are an integral part of these financial statements.

A28

SUBACCOUNTS (Continued)

American Century VP Value Fund		JP Morgan Bond Portfolio		JP Morgan U.S. Large Cap Core Equity Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$8,371	$5,729	$3,919	$3,395	$811	$669
54,484	41,870	0	0	0	0
(29,567)	(302)	(178)	(158)	(458)	(55)
(162,137)	(75,957)	(11,861)	(2,983)	(36,502)	559

(128,849)	(28,660)	(8,120)	254	(36,149)	1,173

(351)	2,709	1,279	1,612	4,310	4,094
132	156	0	0	0	0
(40,145)	(1,374)	(692)	(2,495)	(1,866)	(2,463)

0	(412)	0	0	0	0

(40,364)	1,079	587	(883)	2,444	1,631

0	0	0	10,000	0	0

(169,213)	(27,581)	(7,533)	9,371	(33,705)	2,804

482,962	510,543	49,326	39,955	103,802	100,998

$313,749	$482,962	$41,793	$49,326	$70,097	$103,802

24,430	24,388	12,746	2,808	9,289	9,147

2,820	2,244	473	10,399	1,789	1,559
(5,476)	(2,202)	(433)	(461)	(1,533)	(1,417)

21,774	24,430	12,786	12,746	9,545	9,289

The accompanying notes are an integral part of these financial statements.

A29

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	JP Morgan International Equity Portfolio		JP Morgan Small Company Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$506	$254	$(74)	$(172)
Capital gains distributions received	6,226	0	3,187	1,785
Realized gain (loss) on shares redeemed	(213)	468	(199)	817
Net change in unrealized gain (loss) on investments	(25,861)	3,114	(13,361)	(4,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,342)	3,836	(10,447)	(1,897)

CONTRACT OWNER TRANSACTIONS
Participant net payments	337	306	178	887
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(4,557)	(1,124)	(7,574)
Net transfers between other subaccounts or fixed rate option	0	300	0	(481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	337	(3,951)	(946)	(7,168)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,005)	(115)	(11,393)	(9,065)

NET ASSETS
Beginning of period	46,236	46,351	33,270	42,335

End of period	$27,231	$46,236	$21,877	$33,270

Beginning units	2,823	3,080	1,980	2,366

Units issued	221	157	531	432
Units redeemed	(197)	(414)	(588)	(818)

Ending units	2,847	2,823	1,923	1,980

The accompanying notes are an integral part of these financial statements.

A30

SUBACCOUNTS (Continued)

T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(8,218)	$(3,580)	$(789)	$(861)	$2,982	$750
111,417	214,509	8,261	19,641	65,368	35,606
(142,622)	(5,416)	(4,375)	626	(3,211)	15,865
(836,332)	50,235	(82,382)	4,322	(216,030)	(55,998)

(875,755)	255,748	(79,285)	23,728	(150,891)	(3,777)

88,338	165,460	10,202	25,137	(5,487)	(6,420)
(7,499)	(9,524)	(59)	(1,652)	(20)	(18)
(79,597)	(111,318)	(430)	(8,108)	0	(31,701)

288,886	309,389	0	0	(2,877)	1,265

290,128	354,007	9,713	15,377	(8,384)	(36,874)

0	0	0	0	0	0

(585,627)	609,755	(69,572)	39,105	(159,275)	(40,651)

2,027,534	1,417,779	200,659	161,554	489,198	529,849

$1,441,907	$2,027,534	$131,087	$200,659	$329,923	$489,198

84,175	68,866	17,156	15,646	20,145	21,606

60,883	49,709	7,570	7,689	1,063	909
(45,324)	(34,400)	(6,494)	(6,179)	(1,417)	(2,370)

99,734	84,175	18,232	17,156	19,791	20,145

The accompanying notes are an integral part of these financial statements.

A31

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	MFS Research Bond Series Portfolio		T.Rowe Price Equity Income Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$6,768	$7,675	$80,404	$56,840
Capital gains distributions received	0	0	127,734	276,632
Realized gain (loss) on shares redeemed	(271)	3,088	(269,203)	(5,440)
Net change in unrealized gain (loss) on investments	(14,326)	(8)	(1,713,526)	(231,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,829)	10,755	(1,774,591)	96,729

CONTRACT OWNER TRANSACTIONS
Participant net payments	(2,751)	(3,520)	134,490	357,488
Policy loans, net of repayments and interest	(309)	(243)	(832)	(3,938)
Surrenders, withdrawals and death benefits	0	(51,789)	(113,180)	(197,946)
Net transfers between other subaccounts or fixed rate option	0	0	472,727	621,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,060)	(55,552)	493,205	777,592

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,889)	(44,797)	(1,281,386)	874,321

NET ASSETS
Beginning of period	279,137	323,934	4,676,239	3,801,918

End of period	$268,248	$279,137	$3,394,853	$4,676,239

Beginning units	18,049	21,729	270,363	225,971

Units issued	4,456	4,318	145,858	122,568
Units redeemed	(4,660)	(7,998)	(107,734)	(78,176)

Ending units	17,845	18,049	308,487	270,363

The accompanying notes are an integral part of these financial statements.

A32

SUBACCOUNTS (Continued)

Neuberger Berman AMT Partners Portfolio		Janus Aspen Worldwide Growth Portfolio - Institutional Shares		MFS Strategic Income Series Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$64	$137	$5,406	$2,792	$4,896	$4,063
5,879	4,588	0	0	0	0
(1,950)	(160)	(5,863)	6,199	(315)	(214)
(26,811)	(1,145)	(395,996)	68,144	(15,635)	(920)

(22,818)	3,420	(396,453)	77,135	(11,054)	2,929

(3,350)	1,580	(17,510)	(19,214)	822	1,608
0	0	0	0	0	0
0	0	(21,651)	(5,588)	0	(8,893)

0	0	0	0	0	0

(3,350)	1,580	(39,161)	(24,802)	822	(7,285)

0	10,000	0	0	0	0

(26,168)	15,000	(435,614)	52,333	(10,232)	(4,356)

45,914	30,914	893,672	841,339	87,592	91,948

$19,746	$45,914	$458,058	$893,672	$77,360	$87,592

12,090	1,990	70,724	72,668	5,621	6,091

89	10,317	4,849	4,149	584	572
(343)	(217)	(9,756)	(6,093)	(536)	(1,042)

11,836	12,090	65,817	70,724	5,669	5,621

The accompanying notes are an integral part of these financial statements.

A33

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares		Janus Aspen International Growth Portfolio - Institutional Shares

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$303	$424	$1,342	$466
Capital gains distributions received	0	0	28,479	0
Realized gain (loss) on shares redeemed	2,160	8,052	5,181	5,663
Net change in unrealized gain (loss) on investments	(54,608)	13,357	(156,381)	54,766

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,145)	21,833	(121,379)	60,895

CONTRACT OWNER TRANSACTIONS
Participant net payments	14,554	23,491	12,538	36,488
Policy loans, net of repayments and interest	(132)	(4,931)	(123)	(2,856)
Surrenders, withdrawals and death benefits	(28,751)	(46,320)	(36,859)	(44,955)
Net transfers between other subaccounts or fixed rate option	0	0	0	2,846

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,329)	(27,760)	(24,444)	(8,477)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,474)	(5,927)	(145,823)	52,418

NET ASSETS
Beginning of period	143,563	149,490	257,401	204,983

End of period	$77,089	$143,563	$111,578	$257,401

Beginning units	12,300	14,675	9,337	9,499

Units issued	8,215	7,855	2,968	3,766
Units redeemed	(9,507)	(10,230)	(3,812)	(3,928)

Ending units	11,008	12,300	8,493	9,337

The accompanying notes are an integral part of these financial statements.

A34

SUBACCOUNTS (Continued)

Lazard Retirement U.S. Small Cap Equity Portfolio		Janus Aspen Mid Cap Growth Portfolio - Institutional Shares		AllianceBernstein Real Estate Investment Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(251)	$(289)	$(4,021)	$(4,531)	$922	$826
0	25,092	128,001	10,882	17,016	14,054
(9,032)	(2,281)	(112,824)	4,173	(12,733)	(407)
(15,235)	(27,493)	(1,187,144)	373,788	(20,349)	(28,153)

(24,518)	(4,971)	(1,175,988)	384,312	(15,144)	(13,680)

9,309	15,441	139,583	164,775	1,047	3,068
(43)	(1,822)	(10,559)	(13,561)	0	0
(2,530)	(5,185)	(74,496)	(83,662)	(39,522)	(1,503)

0	0	287,844	359,616	0	0

6,736	8,434	342,372	427,168	(38,475)	1,564

0	0	0	0	0	10,000

(17,782)	3,463	(833,616)	811,480	(53,619)	(2,116)

62,092	58,629	2,435,691	1,624,211	77,767	79,883

$44,310	$62,092	$1,602,075	$2,435,691	$24,148	$77,767

4,034	3,519	175,966	142,572	12,843	2,774

2,926	2,750	108,803	88,770	788	10,760
(2,408)	(2,235)	(78,328)	(55,376)	(2,424)	(691)

4,552	4,034	206,441	175,966	11,207	12,843

The accompanying notes are an integral part of these financial statements.

A35

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	DWS Government & Agency Securities VIP		Prudential Conservative Balanced Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$892	$973	$16,450	$14,971
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(41)	(116)	(30,407)	92
Net change in unrealized gain (loss) on investments	74	130	(124,972)	6,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	925	987	(138,929)	21,627

CONTRACT OWNER TRANSACTIONS
Participant net payments	(438)	1,520	91,110	86,986
Policy loans, net of repayments and interest	0	0	(388)	(6,532)
Surrenders, withdrawals and death benefits	(1,134)	(3,248)	(9,084)	(11,482)
Net transfers between other subaccounts or fixed rate option	0	0	121,553	162,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,572)	(1,728)	203,191	231,335

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(647)	9,259	64,262	252,962

NET ASSETS
Beginning of period	20,245	10,986	600,607	347,645

End of period	$19,598	$20,245	$664,869	$600,607

Beginning units	10,784	926	46,800	28,619

Units issued	882	11,009	55,887	38,241
Units redeemed	(1,005)	(1,151)	(36,462)	(20,060)

Ending units	10,661	10,784	66,225	46,800

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A36

SUBACCOUNTS (Continued)

DWS Bond VIP		AIM V.I. Core Equity Fund		Van Eck Worldwide Emerging Markets Fund

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$536	$470	$210	$118	$0	$0
0	0	0	0	4,437	0
0	0	0	0	0	0
(2,252)	(241)	(3,383)	411	(12,656)	2,687

(1,716)	229	(3,173)	529	(8,219)	2,687

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(1,716)	10,229	(3,173)	10,529	(8,219)	12,687

10,229	0	10,529	0	12,687	0

$8,513	$10,229	$7,356	$10,529	$4,468	$12,687

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A37

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Fidelity VIP Equity-Income Portfolio - Service Class		UIF Core Plus Fixed Income Portfolio

	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$195	$168	$455	$365
Capital gains distributions received	8	790	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,298)	(1,368)	(1,511)	(19)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,095)	(410)	(1,056)	346

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,095)	9,590	(1,056)	10,346

NET ASSETS
Beginning of period	9,590	0	10,346	0

End of period	$5,495	$9,590	$9,290	$10,346

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A38

SUBACCOUNTS (Continued)

SP PIMCO High Yield Portfolio		DWS Strategic Income VIP		PIMCO Long-Term U.S Portfolio

01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$775	$562	$614	$604	$421	$351
10	153	134	0	133	0
0	0	0	0	0	0
(3,375)	(558)	(1,550)	(245)	1,337	587

(2,590)	157	(802)	359	1,891	938

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(2,590)	10,157	(802)	10,359	1,891	10,938

10,157	0	10,359	0	10,938	0

$7,567	$10,157	$9,557	$10,359	$12,829	$10,938

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A39

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	PIMCO Real Return Portfolio		DWS Global Thematic VIP

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$386	$348	$123	$63
Capital gains distributions received	16	25	2,554	1,458
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(1,165)	487	(7,561)	(1,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(763)	860	(4,884)	229

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(763)	10,860	(4,884)	10,229

NET ASSETS
Beginning of period	10,860	0	10,229	0

End of period	$10,097	$10,860	$5,345	$10,229

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A40

SUBACCOUNTS (Continued)

DWS Capital Growth VIP		PIMCO All Asset Portfolio		Franklin Templeton Mutual Discovery Securities Fund - Class 2

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

$102	$63	$619	$676	$208	$149
0	0	30	0	390	123
0	0	0	0	0	0
(3,741)	972	(2,323)	(109)	(3,643)	430

(3,639)	1,035	(1,674)	567	(3,045)	702

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,639)	11,035	(1,674)	10,567	(3,045)	10,702

11,035	0	10,567	0	10,702	0

$7,396	$11,035	$8,893	$10,567	$7,657	$10,702

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A41

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	PIMCO Global Bond Portfolio		UIF U.S. Mid Cap Value Portfolio

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$374	$253	$72	$66
Capital gains distributions received	0	23	2,643	1,024
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(467)	643	(6,904)	(943)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(93)	919	(4,189)	147

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93)	10,919	(4,189)	10,147

NET ASSETS
Beginning of period	10,919	0	10,147	0

End of period	$10,826	$10,919	$5,958	$10,147

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A42

SUBACCOUNTS (Continued)

PIMCO Total Return Portfolio		Fidelity VIP Investment Grade Bond Portfolio - Service Class		Fidelity VIP Overseas Portfolio - Service Class

01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007

$492	$360	$408	$8	$226	$180
212	0	8	0	1,043	0
0	0	0	0	0	0
(188)	397	(758)	210	(5,958)	511

516	757	(342)	218	(4,689)	691

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

516	10,757	(342)	10,218	(4,689)	10,691

10,757	0	10,218	0	10,691	0

$11,273	$10,757	$9,876	$10,218	$6,002	$10,691

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A43

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	AllianceBernstein VPS International Growth Portfolio		UIF Value Portfolio

	01/01/2008 to 12/31/2008	12/10/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$0	$0	$262	$183
Capital gains distributions received	179	0	1,317	695
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(5,638)	(350)	(4,876)	(1,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,459)	(350)	(3,297)	(802)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	11,528	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,459)	11,178	(3,297)	9,198

NET ASSETS
Beginning of period	11,178	0	9,198	0

End of period	$5,719	$11,178	$5,901	$9,198

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A44

SUBACCOUNTS (Continued)

AllianceBernstein VPS International Value Portfolio		Fidelity VIP Freedom 2015 Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio

01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

$90	$116	$254	$238	$0	$0
498	383	441	211	731	442
0	0	0	0	0	0
(5,906)	(500)	(3,512)	(50)	(5,182)	1,144

(5,318)	(1)	(2,817)	399	(4,451)	1,586

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(5,318)	9,999	(2,817)	10,399	(4,451)	11,586

9,999	0	10,399	0	11,586	0

$4,681	$9,999	$7,582	$10,399	$7,135	$11,586

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A45

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	UIF Emerging Markets Equity Portfolio		AIM V.I. International Growth Fund

	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$0	$48	$51	$45
Capital gains distributions received	2,847	1,231	123	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(10,147)	1,612	(4,651)	1,043

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,300)	2,891	(4,477)	1,088

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,300)	12,891	(4,477)	11,088

NET ASSETS
Beginning of period	12,891	0	11,088	0

End of period	$5,591	$12,891	$6,611	$11,088

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A46

SUBACCOUNTS (Continued)

Franklin Templeton Large Cap Value Securities Fund		Franklin Templeton Global Income Securities Fund - Class 2		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

$0	$162	$410	$290	$757	$0
0	5	0	0	0	0
0	0	0	0	0	0
(3,490)	(243)	267	613	(4,397)	(621)

(3,490)	(76)	677	903	(3,640)	(621)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,490)	9,924	677	10,903	(3,640)	9,379

9,924	0	10,903	0	9,379	0

$6,434	$9,924	$11,580	$10,903	$5,739	$9,379

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A47

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Neuberger Berman AMT Mid-Cap Growth Portfolio		Fidelity VIP Mid Cap Portfolio - Service Class

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$0	$0	$33	$36
Capital gains distributions received	0	0	1,491	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,882)	1,256	(5,772)	715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,882)	1,256	(4,248)	751

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,882)	11,256	(4,248)	10,751

NET ASSETS
Beginning of period	11,256	0	10,751	0

End of period	$6,374	$11,256	$6,503	$10,751

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A48

SUBACCOUNTS (Continued)

Franklin Templeton Strategic Income Securities Fund - Class 2		Fidelity VIP Value Strategies Portfolio - Service Class		Prudential SP Balanced Asset Allocation Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

$699	$512	$53	$40	$233	$239
25	29	1,596	0	705	299
0	0	0	0	0	0
(1,889)	(165)	(6,469)	(621)	(4,036)	313

(1,165)	376	(4,820)	(581)	(3,098)	851

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(1,165)	10,376	(4,820)	9,419	(3,098)	10,851

10,376	0	9,419	0	10,851	0

$9,211	$10,376	$4,599	$9,419	$7,753	$10,851

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A49

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential SP Conservative Asset Allocation Portfolio		Prudential Diversified Conservative Growth Portfolio

	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$308	$324	$373	$359
Capital gains distributions received	512	234	698	400
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,006)	260	(3,333)	(264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,186)	818	(2,262)	495

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,186)	10,818	(2,262)	10,495

NET ASSETS
Beginning of period	10,818	0	10,495	0

End of period	$8,632	$10,818	$8,233	$10,495

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A50

SUBACCOUNTS (Continued)

Fidelity VIP Money Market Portfolio		DWS Blue Chip VIP		Neuberger Berman AMT Socially Responsive Portfolio

01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$302	$337	$148	$106	$199	$9
0	0	1,609	1,127	680	34
0	0	0	0	0	0
0	0	(5,638)	(1,151)	(5,012)	436

302	337	(3,881)	82	(4,133)	479

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

302	10,337	(3,881)	10,082	(4,133)	10,479

10,337	0	10,082	0	10,479	0

$10,639	$10,337	$6,201	$10,082	$6,346	$10,479

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A51

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential SP Aggressive Growth Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio

	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$95	$102	$156	$161
Capital gains distributions received	947	487	914	381
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(5,644)	320	(5,031)	352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,602)	909	(3,961)	894

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,602)	10,909	(3,961)	10,894

NET ASSETS
Beginning of period	10,909	0	10,894	0

End of period	$6,307	$10,909	$6,933	$10,894

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A52

SUBACCOUNTS (Continued)

Fidelity VIP Freedom 2025 Portfolio		Fidelity VIP Contrafund Portfolio - Service Class		Prudential Natural Resources Portfolio

01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	3/19/2007* to 12/31/2007

$223	$199	$83	$87	$99	$77
558	221	262	2,568	1,674	2,277
0	0	0	0	0	0
(4,347)	6	(5,115)	(1,461)	(9,514)	2,252

(3,566)	426	(4,770)	1,194	(7,741)	4,606

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,566)	10,426	(4,770)	11,194	(7,741)	14,606

10,426	0	11,194	0	14,606	0

$6,860	$10,426	$6,424	$11,194	$6,865	$14,606

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A53

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Van Eck Worldwide Hard Assets Fund		Van Eck Worldwide Real Estate Fund

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$34	$0	$387	$0
Capital gains distributions received	1,875	0	1,248	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(7,931)	3,056	(6,775)	(674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,022)	3,056	(5,140)	(674)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,022)	13,056	(5,140)	9,326

NET ASSETS
Beginning of period	13,056	0	9,326	0

End of period	$7,034	$13,056	$4,186	$9,326

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A54

SUBACCOUNTS (Continued)

Fidelity VIP Freedom 2020 Portfolio - Service Class		Fidelity VIP Index 500 Portfolio - Service Class		PIMCO Low Duration Portfolio

01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$228	$209	$181	$186	$435	$354
489	222	91	0	174	0
0	0	0	0	0	0
(4,126)	(9)	(3,990)	(155)	(654)	255

(3,409)	422	(3,718)	31	(45)	609

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,409)	10,422	(3,718)	10,031	(45)	10,609

10,422	0	10,031	0	10,609	0

$7,013	$10,422	$6,313	$10,031	$10,564	$10,609

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A55

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	PIMCO Short-Term Portfolio		DWS Dreman High Return Equity VIP

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$379	$349	$243	$144
Capital gains distributions received	0	0	1,536	84
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(411)	(30)	(6,300)	(395)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32)	319	(4,521)	(167)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32)	10,319	(4,521)	9,833

NET ASSETS
Beginning of period	10,319	0	9,833	0

End of period	$10,287	$10,319	$5,312	$9,833

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A56

SUBACCOUNTS (Continued)

		Franklin Templeton Global Asset Allocation Fund - Class 2
DWS Small Cap Index VIP				Royce Micro-Cap Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

$131	$86	$1,013	$1,809	$218	$144
835	629	1,267	2,373	915	819
0	0	0	0	0	0
(4,223)	(1,171)	(4,989)	(3,389)	(5,315)	(1,297)

(3,257)	(456)	(2,709)	793	(4,182)	(334)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,257)	9,544	(2,709)	10,793	(4,182)	9,666

9,544	0	10,793	0	9,666	0

$6,287	$9,544	$8,084	$10,793	$5,484	$9,666

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A57

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Royce Small-Cap Portfolio		AllianceBernstein VPS Small Cap Growth Portfolio

	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$54	$5	$0	$0
Capital gains distributions received	694	418	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,229)	(1,295)	(4,845)	639

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,481)	(872)	(4,845)	639

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,481)	9,128	(4,845)	10,639

NET ASSETS
Beginning of period	9,128	0	10,639	0

End of period	$6,647	$9,128	$5,794	$10,639

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A58

SUBACCOUNTS (Continued)

AIM V.I. Small Cap Equity Fund		Franklin Templeton Small Cap Value Securities Fund - Class 2		Van Eck Worldwide Absolute Return Fund

01/01/2008 to 12/31/2008	05/01/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$0	$4	$96	$64	$9	$0
30	289	667	659	294	0
0	0	0	0	0	0
(3,211)	(314)	(3,841)	(1,402)	(1,594)	(147)

(3,181)	(21)	(3,078)	(679)	(1,291)	(147)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,182	0	10,000	0	10,000

(3,181)	10,161	(3,078)	9,321	(1,291)	9,853

10,161	0	9,321	0	9,853	0

$6,980	$10,161	$6,243	$9,321	$8,562	$9,853

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A59

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Fidelity VIP Freedom 2030 Portfolio		DWS Technology VIP

	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$195	$208	$0	$0
Capital gains distributions received	649	283	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,823)	(40)	(5,221)	1,297

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,979)	451	(5,221)	1,297

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,979)	10,451	(5,221)	11,297

NET ASSETS
Beginning of period	10,451	0	11,297	0

End of period	$6,472	$10,451	$6,076	$11,297

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A60

SUBACCOUNTS (Continued)

AIM V.I. Utilities Fund		Fidelity VIP Value Leaders Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007

$272	$201	$119	$126
999	520	14	757
0	0	0	0
(4,853)	352	(4,502)	(1,107)

(3,582)	1,073	(4,369)	(224)

0	0	0	0
0	0	0	0
0	0	0	0

0	0	0	0

0	0	0	0

0	10,000	0	10,000

(3,582)	11,073	(4,369)	9,776

11,073	0	9,776	0

$7,491	$11,073	$5,407	$9,776

10,000	0	10,000	0

0	10,000	0	10,000
0	0	0	0

10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A61

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2008

Note 1:	General

The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in comformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant".

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are ninety-nine subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
Value Portfolio
High Yield Bond Portfolio
Natural Resources Portfolio
Stock Index Portfolio
Global Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
Diversified Conservative Growth Portfolio
SP PIMCO High Yield Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Conservative Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Aggressive Growth Asset Allocation Portfolio

AIM Variable Insurance
Core Equity Fund
International Growth Fund
Small Cap Equity Fund
Utilities Fund

Alliance Bernstein Variable Product Series
Real Estate Investment Portfolio
International Growth Portfolio
International Value Portfolio
Small Cap Growth Portfolio

American Century Variable Portfolios
Balanced Portfolio
International Portfolio
Value Fund
Dreyfus Variable Investment
Developing Leaders Portfolio

DWS Variable Series I
Bond VIP
Capital Growth VIP

DWS Variable Series II
Blue Chip VIP
Dreman High Return Equity VIP
Global Thematic VIP
Government & Agency Securities Portfolio VIP
High Income Portfolio
Strategic Income VIP
Technology VIP

DWS Investment VIT Funds
Small Cap Index VIP

Fidelity Variable Insurance
Contrafund Portfolio - Service Class
Equity-Income Portfolio - Service Class
Index 500 Portfolio - Service Class
Investment Grade Bond Portfolio - Service Class
Mid Cap Portfolio - Service Class
Money Market Portfolio
Overseas Portfolio - Service Class
Value Leaders Portfolio
Value Strategies Portfolio - Service Class
Freedom 2015 Portfolio
Freedom 2020 Portfolio - Service Class
Freedom 2025 Portfolio
Freedom 2030 Portfolio

Franklin Templeton
Developing Markets Securites Fund - Class 2
Foreign Securities Fund - Class 2
Large Cap Value Securities Fund
Small Cap Value Securities Fund - Class 2
Strategic Income Securities Fund - Class 2
Mutual Discovery Securities Fund - Class 2
Global Asset Allocation Fund - Class 2
Global Income Securities Fund - Class 2
Janus Aspen Series
Worldwide Growth Portfolio - Institutional Shares
Large Cap Growth Portfolio-Institutional Shares
International Growth Portfolio-Institutional Shares
Mid Cap Growth Portfolio - Institutional Shares

JPMorgan
Bond Portfolio
U.S. Large Cap Core Equity Portfolio
International Equity Portfolio
Small Company Portfolio
Insurance Trust Intrepid Mid Cap Portfolio

Lazard Retirement
U.S. Small Cap Equity Portfolio

MFS Variable Insurance Trust
Research Series
Strategic Income Series
Research Bond Series

Neuberger Berman Advisors Management Trust
Short Duration Bond Portfolio
Partners Portfolio
Mid-Cap Growth Portfolio
Socially Responsive Portfolio

PIMCO Variable Insurance Trust
All Asset Portfolio
Global Bond Portfolio
Long-Term U.S. Portfolio
Low Duration Portfolio
Real Return Portfolio
Short-Term Portfolio
Total Return Portfolio

Royce Capital Fund
Micro-Cap Portfolio
Small-Cap Portfolio

A62

Note 1:	General (Continued)

T. Rowe Price
Mid-Cap Growth Portfolio
New America Growth Portfolio
Equity Income Portfolio

Universal Institutional Funds
Core Plus Fixed Income Portfolio
Emerging Markets Equity Portfolio
U.S. Mid-Cap Value Portfolio
Value Portfolio

Van Eck Global Worldwide Insurance Trust
Absolute Return Fund
Emerging Markets Fund
Hard Assets Fund
Real Estate Fund

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

Investments - The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions - Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

A63

Note 3:	Fair Value (Continued)

Level 2 - Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable life insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4:	Taxes

Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

A64

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$1,245,949	$(850,556)
Prudential Flexible Managed Portfolio	$892,873	$(855,679)
Prudential Stock Index Portfolio	$2,215,802	$(1,999,370)
Prudential Equity Portfolio	$1,061,966	$(842,777)
Neuberger Berman AMT Short Duration Bond Portfolio	$404,619	$(328,186)
DWS High Income Portfolio	$613,846	$(549,822)
MFS - Research Series Portfolio	$959,470	$(883,480)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,702,292	$(1,264,769)
Franklin Templeton Foreign Securities Fund - Class 2	$1,037,391	$(755,912)
Franklin Templeton Developing Markets Securities Fund - Class 2	$938,923	$(792,609)
Prudential Diversified Bond Portfolio	$118,049	$(170,598)
Prudential High Yield Bond Portfolio	$1,354	$(14,254)
Prudential Value Portfolio	$39,317	$(47,441)
Prudential Jennison Portfolio	$528,836	$(333,944)
Prudential Global Portfolio	$52,711	$(111,484)
American Century VP Balanced Portfolio	$6,088	$(9,210)
American Century VP International Portfolio	$3,463	$(2,974)
American Century VP Value Fund	$12,965	$(55,219)
JP Morgan Bond Portfolio	$1,449	$(1,029)
JP Morgan U.S. Large Cap Core Equity Portfolio	$5,315	$(3,275)
JP Morgan International Equity Portfolio	$676	$(510)
JP Morgan Small Company Portfolio	$1,737	$(2,814)
T.Rowe Price Mid-Cap Growth Portfolio	$783,491	$(501,581)
T.Rowe Price New America Growth Portfolio	$28,532	$(19,608)
Prudential Small Capitalization Stock Portfolio	$4,268	$(14,567)
MFS Research Bond Series Portfolio	$10,005	$(14,296)
T.Rowe Price Equity Income Portfolio	$1,445,196	$(970,371)
Neuberger Berman AMT Partners Portfolio	$71	$(3,543)
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	$5,809	$(48,133)
MFS Strategic Income Series Portfolio	$3,815	$(3,375)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	$30,750	$(45,584)
Janus Aspen International Growth Portfolio - Institutional Shares	$24,608	$(49,884)
Lazard Retirement U.S. Small Cap Equity Portfolio	$19,003	$(12,518)
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	$802,786	$(470,355)
AllianceBernstein Real Estate Investment Portfolio	$9,641	$(48,312)
DWS Government & Agency Securities VIP	$3,653	$(5,266)
Prudential Conservative Balanced Portfolio	$475,899	$(275,420)
DWS Bond VIP	$-	$-
AIM V.I. Core Equity Fund	$-	$-

A65

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

Van Eck Worldwide Emerging Markets Fund	$-	$-
Fidelity VIP Equity-Income Portfolio - Service Class	$-	$-
UIF Core Plus Fixed Income Portfolio	$-	$-
SP PIMCO High Yield Portfolio	$-	$-
DWS Strategic Income VIP	$-	$-
PIMCO Long-Term U.S Portfolio	$-	$-
PIMCO Real Return Portfolio	$-	$-
DWS Global Thematic VIP	$-	$-
DWS Capital Growth VIP	$-	$-
PIMCO All Asset Portfolio	$-	$-
Franklin Templeton Mutual Discovery Securities Fund - Class 2	$-	$-
PIMCO Global Bond Portfolio	$-	$-
UIF U.S. Mid Cap Value Portfolio	$-	$-
PIMCO Total Return Portfolio	$-	$-
Fidelity VIP Investment Grade Bond Portfolio - Service Class	$-	$-
Fidelity VIP Overseas Portfolio - Service Class	$-	$-
AllianceBernstein VPS International Growth Portfolio	$-	$-
UIF Value Portfolio	$-	$-
AllianceBernstein VPS International Value Portfolio	$-	$-
Fidelity VIP Freedom 2015 Portfolio	$-	$-
Prudential SP Strategic Partners Focused Growth Portfolio	$-	$-
UIF Emerging Markets Equity Portfolio	$-	$-
AIM V.I. International Growth Fund	$-	$-
Franklin Templeton Large Cap Value Securities Fund	$-	$-
Franklin Templeton Global Income Securities Fund - Class 2	$-	$-
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$-	$-
Neuberger Berman AMT Mid-Cap Growth Portfolio	$-	$-
Fidelity VIP Mid Cap Portfolio - Service Class	$-	$-
Franklin Templeton Strategic Income Securities Fund - Class 2	$-	$-
Fidelity VIP Value Strategies Portfolio - Service Class	$-	$-
Prudential SP Balanced Asset Allocation Portfolio	$-	$-
Prudential SP Conservative Asset Allocation Portfolio	$-	$-
Prudential Diversified Conservative Growth Portfolio	$-	$-
Fidelity VIP Money Market Portfolio	$-	$-
DWS Blue Chip VIP	$-	$-
Neuberger Berman AMT Socially Responsive Portfolio	$-	$-
Prudential SP Aggressive Growth Asset Allocation Portfolio	$-	$-
Prudential SP Growth Asset Allocation Portfolio	$-	$-
Fidelity VIP Freedom 2025 Portfolio	$-	$-
Fidelity VIP Contrafund Portfolio - Service Class	$-	$-
Prudential Natural Resources Portfolio	$-	$-

A66

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

Van Eck Worldwide Hard Assets Fund	$-	$-
Van Eck Worldwide Real Estate Fund	$-	$-
Fidelity VIP Freedom 2020 Portfolio - Service Class	$-	$-
Fidelity VIP Index 500 Portfolio - Service Class	$-	$-
PIMCO Low Duration Portfolio	$-	$-
PIMCO Short-Term Portfolio	$-	$-
DWS Dreman High Return Equity VIP	$-	$-
DWS Small Cap Index VIP	$-	$-
Franklin Templeton Global Asset Allocation Fund - Class 2	$-	$-
Royce Micro-Cap Portfolio	$-	$-
Royce Small-Cap Portfolio	$-	$-
AllianceBernstein VPS Small Cap Growth Portfolio	$-	$-
AIM V.I. Small Cap Equity Fund	$-	$-
Franklin Templeton Small Cap Value Securities Fund - Class 2	$-	$-
Van Eck Worldwide Absolute Return Fund	$-	$-
Fidelity VIP Freedom 2030 Portfolio	$-	$-
DWS Technology VIP	$-	$-
AIM V.I. Utilities Fund	$-	$-
Fidelity VIP Value Leaders Portfolio	$-	$-

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect wholly-owned subsidiary of PFI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, serves as the Series Fund's transfer agent.

A67

Note 7:	Financial Highlights

The following table was developed by determining which products offered by The Prudential Variable Contract Account GI-2 and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by GI-2 as contract owners may not have selected all available and applicable contract options.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 were as follows:

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2008	355	$13.61 to $13.61	$4,829	2.59%	0.45%	2.18	% to	2.18%
December 31, 2007	324	$13.32 to $13.32	$4,315	4.94%	0.45%	4.63	% to	4.63%
December 31, 2006	341	$12.73 to $12.73	$4,339	4.65%	0.45%	4.26	% to	4.26%
December 31, 2005	310	$12.21 to $12.21	$3,781	2.86%	0.45%	2.44	% to	2.44%
December 31, 2004	309	$11.92 to $11.92	$3,682	1.01%	0.45%	0.59	% to	0.59%

	Prudential Flexible Managed Portfolio

December 31, 2008	267	$10.99 to $10.99	$2,931	2.93%	0.45%	-25.19	% to	-25.19%
December 31, 2007	260	$14.69 to $14.69	$3,824	2.46%	0.45%	5.91	% to	5.91%
December 31, 2006	252	$13.87 to $13.87	$3,497	1.94%	0.45%	11.67	% to	11.67%
December 31, 2005	233	$12.42 to $12.42	$2,891	1.97%	0.45%	3.69	% to	3.69%
December 31, 2004	226	$11.98 to $11.98	$2,707	1.43%	0.45%	10.21	% to	10.21%

	Prudential Stock Index Portfolio

December 31, 2008	1,125	$8.95 to $8.95	$10,081	2.24%	0.45%	-37.28	% to	-37.28%
December 31, 2007	1,096	$14.27 to $14.27	$15,632	1.65%	0.45%	4.70	% to	4.70%
December 31, 2006	1,088	$13.63 to $13.63	$14,829	1.67%	0.45%	15.02	% to	15.02%
December 31, 2005	1,098	$11.85 to $11.85	$13,016	1.56%	0.45%	4.07	% to	4.07%
December 31, 2004	1,084	$11.39 to $11.39	$12,348	1.71%	0.45%	9.94	% to	9.94%

	Prudential Equity Portfolio

December 31, 2008	393	$0.68 to $9.43	$3,618	1.43%	0.45%*	-38.45	% to	-38.18%
December 31, 2007	370	$1.10 to $15.32	$5,525	1.11%	0.45%	8.81	% to	10.00%
December 31, 2006	348	$14.08 to $14.08	$4,898	1.13%	0.45%	12.10	% to	12.10%
December 31, 2005	341	$12.56 to $12.56	$4,282	1.02%	0.45%	10.98	% to	10.98%
December 31, 2004	342	$11.32 to $11.32	$3,876	1.35%	0.45%	9.48	% to	9.48%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Neuberger Berman AMT Short Duration Bond Portfolio

December 31, 2008	103	$11.89 to $11.89	$1,230	4.92%	0.45%	-13.84	% to	-13.84%
December 31, 2007	97	$13.80 to $13.80	$1,344	2.90%	0.45%	4.31	% to	4.31%
December 31, 2006	86	$13.23 to $13.23	$1,138	3.30%	0.45%	3.76	% to	3.76%
December 31, 2005	77	$12.75 to $12.75	$981	2.69%	0.45%	0.99	% to	0.99%
December 31, 2004	74	$12.63 to $12.63	$938	3.89%	0.45%	0.40	% to	0.40%

	DWS High Income Portfolio

December 31, 2008	170	$10.83 to $10.83	$1,841	11.23%	0.45%	-24.27	% to	-24.27%
December 31, 2007	163	$14.30 to $14.30	$2,336	7.90%	0.45%	0.49	% to	0.49%
December 31, 2006	151	$14.23 to $14.23	$2,146	7.63%	0.45%	9.97	% to	9.97%
December 31, 2005	138	$12.94 to $12.94	$1,791	9.74%	0.45%	3.42	% to	3.42%
December 31, 2004	133	$12.51 to $12.51	$1,668	7.19%	0.45%	11.90	% to	11.90%

	MFS - Research Series Portfolio

December 31, 2008	459	$8.85 to $8.85	$4,062	0.54%	0.45%	-36.38	% to	-36.38%
December 31, 2007	447	$13.91 to $13.91	$6,219	0.69%	0.45%	12.72	% to	12.72%
December 31, 2006	441	$12.34 to $12.34	$5,438	0.51%	0.45%	9.98	% to	9.98%
December 31, 2005	436	$11.22 to $11.22	$4,894	0.48%	0.45%	7.32	% to	7.32%
December 31, 2004	429	$10.46 to $10.46	$4,484	1.09%	0.45%	15.45	% to	15.45%

A68

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2008	568	$9.11 to $9.11	$5,180	0.91%	0.45%	-37.90	% to	-37.90%
December 31, 2007	528	$14.67 to $14.67	$7,751	0.76%	0.45%	-11.47	% to	-11.47%
December 31, 2006	523	$16.57 to $16.57	$8,665	0.41%	0.45%	3.30	% to	3.30%
December 31, 2005	512	$16.04 to $16.04	$8,213	0.00%	0.45%	5.33	% to	5.33%
December 31, 2004	502	$15.23 to $15.23	$7,642	0.21%	0.45%	10.84	% to	10.84%

	Franklin Templeton Foreign Securities Fund - Class 2

December 31, 2008	284	$10.71 to $10.71	$3,046	2.36%	0.45%	-40.66	% to	-40.66%
December 31, 2007	260	$18.05 to $18.05	$4,700	1.96%	0.45%	14.97	% to	14.97%
December 31, 2006	235	$15.70 to $15.70	$3,683	1.24%	0.45%	20.86	% to	20.86%
December 31, 2005	219	$12.99 to $12.99	$2,847	1.16%	0.45%	9.68	% to	9.68%
December 31, 2004	210	$11.84 to $11.84	$2,484	1.05%	0.45%	18.05	% to	18.05%

	Franklin Templeton Developing Markets Securities Fund - Class 2

December 31, 2008	102	$17.76 to $17.76	$1,818	2.61%	0.45%	-52.92	% to	-52.92%
December 31, 2007	94	$37.72 to $37.72	$3,560	2.31%	0.45%	28.21	% to	28.21%
December 31, 2006	84	$29.42 to $29.42	$2,460	1.10%	0.45%	27.52	% to	27.52%
December 31, 2005	74	$23.07 to $23.07	$1,709	1.29%	0.45%	26.88	% to	26.88%
December 31, 2004	69	$18.18 to $18.18	$1,254	1.79%	0.45%	24.18	% to	24.18%

	Prudential Diversified Bond Portfolio

December 31, 2008	50	$1.00 to $14.98	$611	5.14%	0.45%*	-3.85	% to	-3.85%
December 31, 2007	53	$1.04 to $15.58	$685	5.10%	0.45%	4.00	% to	5.20%
December 31, 2006	41	$14.81 to $14.81	$600	4.87%	0.45%	4.52	% to	4.52%
December 31, 2005	45	$14.17 to $14.17	$639	5.52%	0.45%	2.82	% to	2.82%
December 31, 2004	45	$13.78 to $13.78	$615	4.46%	0.45%	5.11	% to	5.11%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential High Yield Bond Portfolio

December 31, 2008	42	$0.78 to $11.52	$377	8.72%	0.45%*	-22.63	% to	-22.00%
December 31, 2007	43	$1.00 to $14.89	$498	7.04%	0.45%	0.00	% to	2.20%
December 31, 2006	38	$14.57 to $14.57	$549	7.85%	0.45%	9.79	% to	9.79%
December 31, 2005	38	$13.28 to $13.28	$510	6.85%	0.45%	2.95	% to	2.95%
December 31, 2004	41	$12.90 to $12.90	$527	7.35%	0.45%	9.79	% to	9.79%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Value Portfolio

December 31, 2008	26	$0.60 to $11.71	$195	1.85%	0.45%*	-42.60	% to	-42.31%
December 31, 2007	27	$1.04 to $20.40	$348	1.42%	0.45%	2.72	% to	4.00%
December 31, 2006	16	$19.86 to $19.86	$323	1.51%	0.45%	19.42	% to	19.42%
December 31, 2005	14	$16.63 to $16.63	$240	1.42%	0.45%	16.15	% to	16.15%
December 31, 2004	14	$14.32 to $14.32	$206	1.30%	0.45%	15.86	% to	15.86%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Jennison Portfolio

December 31, 2008	181	$6.94 to $6.94	$1,259	0.53%	0.45%	-37.59	% to	-37.59%
December 31, 2007	158	$11.12 to $11.12	$1,755	0.32%	0.45%	11.53	% to	11.53%
December 31, 2006	137	$9.97 to $9.97	$1,362	0.32%	0.45%	1.32	% to	1.32%
December 31, 2005	117	$9.84 to $9.84	$1,152	0.11%	0.45%	14.05	% to	14.05%
December 31, 2004	114	$8.63 to $8.63	$980	0.43%	0.45%	9.10	% to	9.10%

	Prudential Global Portfolio

December 31, 2008	32	$0.63 to $8.97	$204	1.75%	0.45%*	-43.23	% to	-42.73%
December 31, 2007	36	$1.10 to $15.80	$422	1.07%	0.45%	10.00	% to	10.03%
December 31, 2006	29	$14.36 to $14.36	$415	0.63%	0.45%	19.07	% to	19.07%
December 31, 2005	29	$12.06 to $12.06	$351	0.59%	0.45%	15.55	% to	15.55%
December 31, 2004	30	$10.43 to $10.43	$312	0.98%	0.45%	9.10	% to	9.10%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A69

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	American Century VP Balanced Portfolio

December 31, 2008	11	$11.12 to $11.12	$126	2.55%	0.45%	-20.68	% to	-20.68%
December 31, 2007	12	$14.02 to $14.02	$161	2.11%	0.45%	4.47	% to	4.47%
December 31, 2006	13	$13.42 to $13.42	$168	1.88%	0.45%	9.11	% to	9.11%
December 31, 2005	12	$12.30 to $12.30	$151	1.82%	0.45%	4.47	% to	4.47%
December 31, 2004	13	$11.77 to $11.77	$151	1.59%	0.45%	9.29	% to	9.29%

	American Century VP International Portfolio

December 31, 2008	6	$9.10 to $ 9.10	$55	0.81%	0.45%	-45.08	% to	-45.08%
December 31, 2007	6	$16.57 to $16.57	$98	0.66%	0.45%	17.60	% to	17.60%
December 31, 2006	6	$14.09 to $14.09	$82	1.53%	0.45%	24.47	% to	24.47%
December 31, 2005	5	$11.32 to $11.32	$61	1.18%	0.45%	12.76	% to	12.76%
December 31, 2004	6	$10.04 to $10.04	$57	0.53%	0.45%	14.35	% to	14.35%

	American Century VP Value Fund

December 31, 2008	22	$14.41 to $14.41	$314	2.44%	0.45%	-27.11	% to	-27.11%
December 31, 2007	24	$19.77 to $19.77	$483	1.55%	0.45%	-5.54	% to	-5.54%
December 31, 2006	24	$20.93 to $20.93	$511	1.33%	0.45%	18.12	% to	18.12%
December 31, 2005	24	$17.72 to $17.72	$431	0.85%	0.45%	4.56	% to	4.56%
December 31, 2004	24	$16.95 to $16.95	$404	1.13%	0.45%	13.83	% to	13.83%

	JP Morgan Bond Portfolio

December 31, 2008	13	$0.83 to $12.00	$42	8.77%	0.45%*	-16.38	% to	-16.16%
December 31, 2007	13	$0.99 to $14.35	$49	7.30%	0.45%	-1.00	% to	0.84%
December 31, 2006	3	$14.23 to $14.23	$40	4.38%	0.45%	3.72	% to	3.72%
December 31, 2005	4	$13.72 to $13.72	$62	3.37%	0.45%	2.35	% to	2.35%
December 31, 2004	5	$13.41 to $13.41	$62	3.42%	0.45%	3.87	% to	3.87%
* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	JP Morgan U.S. Large Cap Core Equity Portfolio

December 31, 2008	10	$7.34 to $ 7.34	$70	1.35%	0.45%	-34.29	% to	-34.29%
December 31, 2007	9	$11.17 to $11.17	$104	1.08%	0.45%	1.18	% to	1.18%
December 31, 2006	9	$11.04 to $11.04	$101	0.96%	0.45%	16.09	% to	16.09%
December 31, 2005	9	$9.51 to $ 9.51	$83	1.22%	0.45%	0.90	% to	0.90%
December 31, 2004	8	$9.43 to $ 9.43	$80	0.75%	0.45%	9.02	% to	9.02%

	JP Morgan International Equity Portfolio

December 31, 2008	3	$9.56 to $ 9.56	$27	1.78%	0.45%	-41.64	% to	-41.64%
December 31, 2007	3	$16.38 to $16.38	$46	1.00%	0.45%	8.84	% to	8.84%
December 31, 2006	3	$15.05 to $15.05	$46	0.70%	0.45%	21.47	% to	21.47%
December 31, 2005	1	$12.39 to $12.39	$14	0.83%	0.45%	10.20	% to	10.20%
December 31, 2004	1	$11.24 to $11.24	$13	0.56%	0.45%	17.82	% to	17.82%

	JP Morgan Small Company Portfolio

December 31, 2008	2	$11.38 to $11.38	$22	0.19%	0.45%	-32.26	% to	-32.26%
December 31, 2007	2	$16.80 to $16.80	$33	0.01%	0.45%	-6.09	% to	-6.09%
December 31, 2006	2	$17.89 to $17.89	$42	0.00%	0.45%	14.46	% to	14.46%
December 31, 2005	2	$15.63 to $15.63	$36	0.00%	0.45%	2.95	% to	2.95%
December 31, 2004	2	$15.18 to $15.18	$34	0.00%	0.45%	26.61	% to	26.61%

	T.Rowe Price Mid-Cap Growth Portfolio

December 31, 2008	100	$14.44 to $14.44	$1,442	0.00%	0.45%	-40.06	% to	-40.06%
December 31, 2007	84	$24.09 to $24.09	$2,028	0.25%	0.45%	17.00	% to	17.00%
December 31, 2006	69	$20.59 to $20.59	$1,418	0.00%	0.45%	6.19	% to	6.19%
December 31, 2005	52	$19.39 to $19.39	$1,003	0.00%	0.45%	14.23	% to	14.23%
December 31, 2004	36	$16.98 to $16.98	$619	0.00%	0.45%	17.83	% to	17.83%

A70

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	T.Rowe Price New America Growth Portfolio

December 31, 2008	18	$7.19 to $ 7.19	$131	0.00%	0.45%	-38.55	% to	-38.55%
December 31, 2007	17	$11.70 to $11.70	$201	0.00%	0.45%	13.26	% to	13.26%
December 31, 2006	16	$10.33 to $10.33	$162	0.05%	0.45%	6.94	% to	6.94%
December 31, 2005	15	$9.66 to $ 9.66	$147	0.00%	0.45%	4.01	% to	4.01%
December 31, 2004	14	$9.29 to $ 9.29	$132	0.05%	0.45%	10.33	% to	10.33%

	Prudential Small Capitalization Stock Portfolio

December 31, 2008	20	$16.67 to $16.67	$330	1.15%	0.45%	-31.34	% to	-31.34%
December 31, 2007	20	$24.28 to $24.28	$489	0.59%	0.45%	-0.98	% to	-0.98%
December 31, 2006	22	$24.52 to $24.52	$530	0.54%	0.45%	14.15	% to	14.15%
December 31, 2005	26	$21.48 to $21.48	$566	0.61%	0.45%	6.78	% to	6.78%
December 31, 2004	27	$20.12 to $20.12	$546	0.57%	0.45%	21.57	% to	21.57%

	MFS Research Bond Series Portfolio

December 31, 2008	18	$15.03 to $15.03	$268	2.92%	0.45%	-2.84	% to	-2.84%
December 31, 2007	18	$15.47 to $15.47	$279	3.13%	0.45%	3.76	% to	3.76%
December 31, 2006	22	$14.91 to $14.91	$324	4.18%	0.45%	3.61	% to	3.61%
December 31, 2005	22	$14.39 to $14.39	$315	5.12%	0.45%	1.06	% to	1.06%
December 31, 2004	22	$14.24 to $14.24	$316	5.76%	0.45%	5.56	% to	5.56%

	T.Rowe Price Equity Income Portfolio

December 31, 2008	308	$11.00 to $11.00	$3,395	2.41%	0.45%	-36.42	% to	-36.42%
December 31, 2007	270	$17.30 to $17.30	$4,676	1.76%	0.45%	2.85	% to	2.85%
December 31, 2006	226	$16.82 to $16.82	$3,802	1.62%	0.45%	18.45	% to	18.45%
December 31, 2005	196	$14.20 to $14.20	$2,785	1.60%	0.45%	3.46	% to	3.46%
December 31, 2004	171	$13.73 to $13.73	$2,349	1.65%	0.45%	14.42	% to	14.42%

	Neuberger Berman AMT Partners Portfolio

December 31, 2008	12	$0.50 to $ 8.01	$20	0.52%	0.45%*	-52.83	% to	-52.63%
December 31, 2007	12	$1.06 to $16.91	$46	0.66%	0.45%	6.00	% to	8.82%
December 31, 2006	2	$15.54 to $15.54	$31	0.84%	0.45%	11.80	% to	11.80%
December 31, 2005	2	$13.90 to $13.90	$21	1.36%	0.45%	17.53	% to	17.53%
December 31, 2004	1	$11.83 to $11.83	$6	0.00%	0.45%	18.42	% to	18.42%
*This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Janus Aspen Worldwide Growth Portfolio - Institutional Shares

December 31, 2008	66	$6.96 to $ 6.96	$458	1.22%	0.45%	-44.94	% to	-44.94%
December 31, 2007	71	$12.64 to $12.64	$894	0.76%	0.45%	9.15	% to	9.15%
December 31, 2006	73	$11.58 to $11.58	$841	1.78%	0.45%	17.68	% to	17.68%
December 31, 2005	74	$9.84 to $ 9.84	$727	1.40%	0.45%	5.39	% to	5.39%
December 31, 2004	83	$9.33 to $ 9.33	$773	0.96%	0.45%	4.25	% to	4.25%

	MFS Strategic Income Series Portfolio

December 31, 2008	6	$13.64 to $13.64	$77	6.20%	0.45%	-12.45	% to	-12.45%
December 31, 2007	6	$15.58 to $15.58	$88	5.05%	0.45%	3.18	% to	3.18%
December 31, 2006	6	$15.10 to $15.10	$92	5.23%	0.45%	6.26	% to	6.26%
December 31, 2005	6	$14.21 to $14.21	$85	6.68%	0.45%	1.43	% to	1.43%
December 31, 2004	0	$14.01 to $14.01	$91	6.50%	0.45%	7.19	% to	7.19%

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares

December 31, 2008	11	$7.00 to $ 7.00	$77	0.72%	0.45%	-40.02	% to	-40.02%
December 31, 2007	12	$11.67 to $11.67	$144	0.72%	0.45%	14.52	% to	14.52%
December 31, 2006	15	$10.19 to $10.19	$149	0.49%	0.45%	10.88	% to	10.88%
December 31, 2005	16	$9.19 to $ 9.19	$143	0.34%	0.45%	3.82	% to	3.82%
December 31, 2004	17	$8.85 to $ 8.85	$151	0.11%	0.45%	4.12	% to	4.12%

	Janus Aspen International Growth Portfolio - Institutional Shares

December 31, 2008	8	$13.14 to $13.14	$112	1.17%	0.45%	-52.34	% to	-52.34%
December 31, 2007	9	$27.57 to $27.57	$257	0.64%	0.45%	27.76	% to	27.76%
December 31, 2006	9	$21.58 to $21.58	$205	2.06%	0.45%	46.40	% to	46.40%
December 31, 2005	8	$14.74 to $14.74	$117	1.20%	0.45%	31.72	% to	31.72%
December 31, 2004	9	$11.19 to $11.19	$99	0.86%	0.45%	18.41	% to	18.41%

A71

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Lazard Retirement U.S. Small Cap Equity Portfolio

December 31, 2008	5	$9.73 to $9.73	$44	0.00%	0.45%	-36.78	% to	-36.78%
December 31, 2007	4	$15.39 to $15.39	$62	0.00%	0.45%	-7.62	% to	-7.62%
December 31, 2006	4	$16.66 to $16.66	$59	0.00%	0.45%	15.61	% to	15.61%
December 31, 2005	3	$14.41 to $14.41	$43	0.00%	0.45%	3.54	% to	3.54%
December 31, 2004	4	$13.92 to $13.92	$49	0.00%	0.45%	14.38	% to	14.38%

	Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

December 31, 2008	206	$7.75 to $7.75	$1,602	0.27%	0.45%	-44.00	% to	-44.00%
December 31, 2007	176	$13.84 to $13.84	$2,436	0.23%	0.45%	21.51	% to	21.51%
December 31, 2006	143	$11.39 to $11.39	$1,624	0.00%	0.45%	13.11	% to	13.11%
December 31, 2005	113	$10.07 to $10.07	$1,142	0.00%	0.45%	11.81	% to	11.81%
December 31, 2004	98	$9.01 to $9.01	$882	0.00%	0.45%	20.29	% to	20.29%

	AllianceBernstein Real Estate Investment Portfolio

December 31, 2008	11	$0.52 to $15.68	$24	2.20%	0.45%*	-36.00	% to	-35.80%
December 31, 2007	13	$0.81 to $24.50	$78	1.37%	0.45%	-19.00	% to	-14.93%
December 31, 2006	3	$28.80 to $28.80	$80	1.97%	0.45%	34.64	% to	34.64%
December 31, 2005	3	$21.39 to $21.39	$59	3.29%	0.45%	11.17	% to	11.17%
December 31, 2004	3	$19.24 to $19.24	$57	2.28%	0.45%	35.11	% to	35.11%

	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	DWS Government & Agency Securities VIP

December 31, 2008	11	$1.09 to $13.07	$20	4.76%	0.45%*	4.48	% to	4.81%
December 31, 2007	11	$1.04 to $12.51	$20	4.92%	0.45%	4.00	% to	5.48%
December 31, 2006	1	$11.86 to $11.86	$11	3.66%	0.45%	3.67	% to	3.67%
December 31, 2005	1	$11.44 to $11.44	$9	4.33%	0.45%	2.12	% to	2.12%
December 31, 2004	1	$11.20 to $11.20	$8	2.64%	0.45%	3.23	% to	3.23%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Conservative Balanced Portfolio (became available January 1, 2004)

December 31, 2008	66	$10.04 to $10.04	$665	3.17%	0.45%	-21.75	% to	-21.75%
December 31, 2007	47	$12.83 to $12.83	$601	3.73%	0.45%	5.60	% to	5.60%
December 31, 2006	29	$12.15 to $12.15	$348	2.43%	0.45%	9.95	% to	9.95%
December 31, 2005	21	$11.05 to $11.05	$228	2.24%	0.45%	2.97	% to	2.97%
December 31, 2004	14	$10.73 to $10.73	$155	2.02%	0.45%	7.30	% to	7.30%

	DWS Bond VIP (became available March 26, 2007)

December 31, 2008	10	$0.85 to $0.85	$9	5.51%	0.00%	-16.67	% to	-16.67%
December 31, 2007	10	$1.02 to $1.02	$10	4.68%	0.00%	2.00	% to	2.00%

	AIM V.I. Core Equity Fund (became available March 26, 2007)

December 31, 2008	10	$0.74 to $0.74	$7	2.24%	0.00%	-29.52	% to	-29.52%
December 31, 2007	10	$1.05 to $1.05	$11	1.12%	0.00%	5.00	% to	5.00%

	Van Eck Worldwide Emerging Markets Fund (became available April 9, 2007)

December 31, 2008	10	$0.45 to $0.45	$4	0.00%	0.00%	-64.57	% to	-64.57%
December 31, 2007	10	$1.27 to $1.27	$13	0.00%	0.00%	27.00	% to	27.00%

	Fidelity VIP Equity-Income Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.55 to $0.55	$5	2.50%	0.00%	-42.71	% to	-42.71%
December 31, 2007	10	$0.96 to $0.96	$10	1.91%	0.00%	-4.00	% to	-4.00%

	UIF Core Plus Fixed Income Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.93 to $0.93	$9	4.71%	0.00%	-9.71	% to	-9.71%
December 31, 2007	10	$1.03 to $1.03	$10	4.04%	0.00%	3.00	% to	3.00%

	SP PIMCO High Yield Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.76 to $0.76	$8	8.28%	0.00%	-25.49	% to	-25.49%
December 31, 2007	10	$1.02 to $1.02	$10	5.46%	0.00%	2.00	% to	2.00%

A72

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	DWS Strategic Income VIP (became available March 26, 2007)

December 31, 2008	10	$0.96 to $0.96	$10	6.12%	0.00%	-7.69	% to	-7.69%
December 31, 2007	10	$1.04 to $1.04	$10	5.97%	0.00%	4.00	% to	4.00%

	PIMCO Long-Term U.S Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.28 to $1.28	$13	3.72%	0.00%	17.43	% to	17.43%
December 31, 2007	10	$1.09 to $1.09	$11	3.63%	0.00%	9.00	% to	9.00%

	PIMCO Real Return Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.01 to $1.01	$10	3.53%	0.00%	-7.34	% to	-7.34%
December 31, 2007	10	$1.09 to $1.09	$11	3.58%	0.00%	9.00	% to	9.00%

	DWS Global Thematic VIP (became available March 26, 2007)

December 31, 2008	10	$0.53 to $0.53	$5	1.52%	0.00%	-48.04	% to	-48.04%
December 31, 2007	10	$1.02 to $1.02	$10	0.60%	0.00%	2.00	% to	2.00%

	DWS Capital Growth VIP (became available March 26, 2007)

December 31, 2008	10	$0.74 to $0.74	$7	1.05%	0.00%	-32.73	% to	-32.73%
December 31, 2007	10	$1.10 to $1.10	$11	0.59%	0.00%	10.00	% to	10.00%

	PIMCO All Asset Portfolio (became available April 9, 2007)

December 31, 2008	10	$0.89 to $0.89	$9	6.15%	0.00%	-16.04	% to	-16.04%
December 31, 2007	10	$1.06 to $1.06	$11	6.96%	0.00%	6.00	% to	6.00%

	Franklin Templeton Mutual Discovery Securities Fund - Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.77 to $0.77	$8	2.24%	0.00%	-28.04	% to	-28.04%
December 31, 2007	10	$1.07 to $1.07	$11	1.41%	0.00%	7.00	% to	7.00%

	PIMCO Global Bond Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.08 to $1.08	$11	3.36%	0.00%	-0.92	% to	-0.92%
December 31, 2007	10	$1.09 to $1.09	$11	2.58%	0.00%	9.00	% to	9.00%

	UIF U.S. Mid Cap Value Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.60 to $0.60	$6	0.85%	0.00%	-40.59	% to	-40.59%
December 31, 2007	10	$1.01 to $1.01	$10	0.71%	0.00%	1.00	% to	1.00%

	PIMCO Total Return Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.13 to $1.13	$11	4.47%	0.00%	4.63	% to	4.63%
December 31, 2007	10	$1.08 to $1.08	$11	3.71%	0.00%	8.00	% to	8.00%

	Fidelity VIP Investment Grade Bond Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.99 to $0.99	$10	4.03%	0.00%	-2.94	% to	-2.94%
December 31, 2007	10	$1.02 to $1.02	$10	0.09%	0.00%	2.00	% to	2.00%

	Fidelity VIP Overseas Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.60 to $0.60	$6	2.64%	0.00%	-43.93	% to	-43.93%
December 31, 2007	10	$1.07 to $1.07	$11	1.98%	0.00%	7.00	% to	7.00%

	AllianceBernstein VPS International Growth Portfolio (became available December 10, 2007)

December 31, 2008	10	$0.57 to $0.57	$8	0.00%	0.00%	-49.11	% to	-49.11%
December 31, 2007	10	$1.12 to $1.12	$11	0.00%	0.00%	-4.00	% to	-4.00%

	UIF Value Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.59 to $0.59	$6	3.40%	0.00%	-35.87	% to	-35.87%
December 31, 2007	10	$0.92 to $0.92	$9	2.08%	0.00%	-8.00	% to	-8.00%

	Alliance Bernstein VPS International Value Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.47 to $0.47	$5	1.16%	0.00%	-53.00	% to	-53.00%
December 31, 2007	10	$1.00 to $1.00	$10	1.27%	0.00%	0.00	% to	0.00%

A73

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Fidelity VIP Freedom 2015 Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.76 to $0.76	$8	2.74%	0.00%	-26.92	% to	-26.92%
December 31, 2007	10	$1.04 to $1.04	$10	2.65%	0.00%	4.00	% to	4.00%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.71 to $0.71	$7	0.00%	0.00%	-38.79	% to	-38.79%
December 31, 2007	10	$1.16 to $1.16	$12	0.00%	0.00%	16.00	% to	16.00%

	UIF Emerging Markets Equity Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.56 to $0.56	$6	0.00%	0.00%	-56.59	% to	-56.59%
December 31, 2007	10	$1.29 to $1.29	$13	0.46%	0.00%	29.00	% to	29.00%

	AIM V.I. International Growth Fund (became available March 26, 2007)

December 31, 2008	10	$0.66 to $0.66	$7	0.57%	0.00%	-40.54	% to	-40.54%
December 31, 2007	10	$1.11 to $1.11	$11	0.41%	0.00%	11.00	% to	11.00%

	Franklin Templeton Large Cap Value Securities Fund (became available March 26, 2007)

December 31, 2008	10	$0.64 to $0.64	$6	0.00%	0.00%	-35.35	% to	-35.35%
December 31, 2007	10	$0.99 to $0.99	$10	1.59%	0.00%	-1.00	% to	-1.00%

	Franklin Templeton Global Income Securities Fund - Class 2 (became available March 26, 2007)

December 31, 2008	10	$1.16 to $1.16	$12	3.63%	0.00%	6.42	% to	6.42%
December 31, 2007	10	$1.09 to $1.09	$11	2.76%	0.00%	9.00	% to	9.00%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.57 to $0.57	$6	9.65%	0.00%	-39.36	% to	-39.36%
December 31, 2007	10	$0.94 to $0.94	$9	0.00%	0.00%	-6.00	% to	-6.00%

	Neuberger Berman AMT Mid-Cap Growth Portfolio (became available April 9, 2007)

December 31, 2008	10	$0.64 to $0.64	$6	0.00%	0.00%	-43.36	% to	-43.36%
December 31, 2007	10	$1.13 to $1.13	$11	0.00%	0.00%	13.00	% to	13.00%

	Fidelity VIP Mid Cap Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.65 to $0.65	$7	0.37%	0.00%	-39.81	% to	-39.81%
December 31, 2007	10	$1.08 to $1.08	$11	0.39%	0.00%	8.00	% to	8.00%

	Franklin Templeton Strategic Income Securities Fund - Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.92 to $0.92	$9	6.94%	0.00%	-11.54	% to	-11.54%
December 31, 2007	10	$1.04 to $1.04	$10	5.03%	0.00%	4.00	% to	4.00%

	Fidelity VIP Value Strategies Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.46 to $0.46	$5	0.72%	0.00%	-51.06	% to	-51.06%
December 31, 2007	10	$0.94 to $0.94	$9	0.46%	0.00%	-6.00	% to	-6.00%

	Prudential SP Balanced Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.78 to $0.78	$8	2.45%	0.00%	-28.44	% to	-28.44%
December 31, 2007	10	$1.09 to $1.09	$11	2.99%	0.00%	9.00	% to	9.00%

	Prudential SP Conservative Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.86 to $0.86	$9	3.11%	0.00%	-20.37	% to	-20.37%
December 31, 2007	10	$1.08 to $1.08	$11	3.02%	0.00%	8.00	% to	8.00%

	Prudential Diversified Conservative Growth Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.82 to $0.82	$8	3.88%	0.00%	-21.90	% to	-21.90%
December 31, 2007	10	$1.05 to $1.05	$10	3.39%	0.00%	5.00	% to	5.00%

	Fidelity VIP Money Market Portfolio (became available April 30, 2007)

December 31, 2008	10	$1.06 to $1.06	$11	2.70%	0.00%	2.91	% to	2.91%
December 31, 2007	10	$1.03 to $1.03	$10	3.79%	0.00%	3.00	% to	3.00%

A74

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	DWS Blue Chip VIP (became available March 26, 2007)

December 31, 2008	10	$0.62 to $0.62	$6	1.77%	0.00%	-38.61	% to	-38.61%
December 31, 2007	10	$1.01 to $1.01	$10	1.03%	0.00%	1.00	% to	1.00%

	Neuberger Berman AMT Socially Responsive Portfolio (became available April 9, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	2.23%	0.00%	-40.00	% to	-40.00%
December 31, 2007	10	$1.05 to $1.05	$10	0.09%	0.00%	5.00	% to	5.00%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	1.07%	0.00%	-42.20	% to	-42.20%
December 31, 2007	10	$1.09 to $1.09	$11	0.92%	0.00%	9.00	% to	9.00%

	Prudential SP Growth Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.69 to $0.69	$7	1.70%	0.00%	-36.70	% to	-36.70%
December 31, 2007	10	$1.09 to $1.09	$11	1.47%	0.00%	9.00	% to	9.00%

	Fidelity VIP Freedom 2025 Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.69 to $0.69	$7	2.49%	0.00%	-33.65	% to	-33.65%
December 31, 2007	10	$1.04 to $1.04	$10	2.21%	0.00%	4.00	% to	4.00%

	Fidelity VIP Contrafund Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.64 to $0.64	$6	0.92%	0.00%	-42.86	% to	-42.86%
December 31, 2007	10	$1.12 to $1.12	$11	0.93%	0.00%	12.00	% to	12.00%

	Prudential Natural Resources Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.69 to $0.69	$7	0.78%	0.00%	-52.74	% to	-52.74%
December 31, 2007	10	$1.46 to $1.46	$15	0.60%	0.00%	46.00	% to	46.00%

	Van Eck Worldwide Hard Assets Fund (became available April 9, 2007)

December 31, 2008	10	$0.70 to $0.70	$7	0.29%	0.00%	-46.56	% to	-46.56%
December 31, 2007	10	$1.31 to $1.31	$13	0.00%	0.00%	31.00	% to	31.00%

	Van Eck Worldwide Real Estate Fund (became available April 9, 2007)

December 31, 2008	10	$0.42 to $0.42	$4	5.31%	0.00%	-54.84	% to	-54.84%
December 31, 2007	10	$0.93 to $0.93	$9	0.00%	0.00%	-7.00	% to	-7.00%

	Fidelity VIP Freedom 2020 Portfolio-Service Class (became available April 30, 2007)

December 31, 2008	10	$0.70 to $0.70	$7	2.53%	0.00%	-32.69	% to	-32.69%
December 31, 2007	10	$1.04 to $1.04	$10	2.32%	0.00%	4.00	% to	4.00%

	Fidelity VIP Index 500 Portfolio-Service Class (became available April 30, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	2.15%	0.00%	-37.00	% to	-37.00%
December 31, 2007	10	$1.00 to $1.00	$10	2.09%	0.00%	0.00	% to	0.00%

	PIMCO Low Duration Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.06 to $1.06	$11	4.08%	0.00%	0.00	% to	0.00%
December 31, 2007	10	$1.06 to $1.06	$11	3.64%	0.00%	6.00	% to	6.00%

	PIMCO Short-Term Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.03 to $1.03	$10	3.65%	0.00%	0.00	% to	0.00%
December 31, 2007	10	$1.03 to $1.03	$10	3.62%	0.00%	3.00	% to	3.00%

	DWS Dreman High Return Equity VIP (became available March 26, 2007)

December 31, 2008	10	$0.53 to $0.53	$5	3.12%	0.00%	-45.92	% to	-45.92%
December 31, 2007	10	$0.98 to $0.98	$10	1.40%	0.00%	-2.00	% to	-2.00%

	DWS Small Cap Index VIP (became available March 26, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	1.60%	0.00%	-33.68	% to	-33.68%
December 31, 2007	10	$0.95 to $0.95	$10	0.86%	0.00%	-5.00	% to	-5.00%

A75

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Franklin Templeton Global Asset Allocation Fund-Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.81 to $0.81	$8	10.55%	0.00%	-25.00	% to	-25.00%
December 31, 2007	10	$1.08 to $1.08	$11	17.12%	0.00%	8.00	% to	8.00%

	Royce Micro-Cap Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.55 to $0.55	$5	2.69%	0.00%	-43.30	% to	-43.30%
December 31, 2007	10	$0.97 to $0.97	$10	1.62%	0.00%	-3.00	% to	-3.00%

	Royce Small-Cap Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.66 to $0.66	$7	0.63%	0.00%	-27.47	% to	-27.47%
December 31, 2007	10	$0.91 to $0.91	$9	0.06%	0.00%	-9.00	% to	-9.00%

	AllianceBernstein VPS Small Cap Growth Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.58 to $0.58	$6	0.00%	0.00%	-45.28	% to	-45.28%
December 31, 2007	10	$1.06 to $1.06	$11	0.00%	0.00%	6.00	% to	6.00%

	AIM V.I. Small Cap Equity Portfolio (became available May 1, 2007)

December 31, 2008	10	$0.70 to $0.70	$7	0.00%	0.00%	-31.37	% to	-31.37%
December 31, 2007	10	$1.02 to $1.02	$10	0.04%	0.00%	-0.57	% to	-0.57%

	Franklin Templeton Small Cap Value Securities Fund-Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.62 to $0.62	$6	1.15%	0.00%	-33.33	% to	-33.33%
December 31, 2007	10	$0.93 to $0.93	$9	0.64%	0.00%	-7.00	% to	-7.00%

	Van Eck Worldwide Absolute Return Fund (became available April 9, 2007)

December 31, 2008	10	$0.86 to $0.86	$9	0.10%	0.00%	-13.13	% to	-13.13%
December 31, 2007	10	$0.99 to $0.99	$10	0.00%	0.00%	-1.00	% to	-1.00%

	Fidelity VIP Freedom 2030 Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.65 to $0.65	$6	2.22%	0.00%	-38.10	% to	-38.10%
December 31, 2007	10	$1.05 to $1.05	$10	2.30%	0.00%	5.00	% to	5.00%

	DWS Technology VIP (became available March 26, 2007)

December 31, 2008	10	$0.61 to $0.61	$6	0.00%	0.00%	-46.02	% to	-46.02%
December 31, 2007	10	$1.13 to $1.13	$11	0.00%	0.00%	13.00	% to	13.00%

	AIM V.I. Utilities Fund (became available March 26, 2007)

December 31, 2008	10	$0.75 to $0.75	$7	2.87%	0.00%	-32.43	% to	-32.43%
December 31, 2007	10	$1.11 to $1.11	$11	1.91%	0.00%	11.00	% to	11.00%

	Fidelity VIP Value Leaders Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.54 to $0.54	$5	1.51%	0.00%	-44.90	% to	-44.90%
December 31, 2007	10	$0.98 to $0.98	$10	1.43%	0.00%	-2.00	% to	-2.00%

A76

Note 7:	Financial Highlights (Continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 or from the effective date of the sub-account through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employer or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a "GVUL Contract"), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a "COLI Contract"). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include non qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

The GVUL Contract charges are as follows:

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals - Not to exceed the lesser of $20 or 2% of the amount received.

Loans - Not to exceed $20 for each loan made.

Transfers - Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

A77

Note 7:	Financial Highlights (Continued)

Deferred Sales Charges - The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant's insurance - Not to exceed $20 per statement.

C. Cost of Insurance and Other Related Charges

Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A. Transaction Fees

Premium Load - This charge is deducted to compensate Prudential for the costs of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Surrenders and partial withdrawals - No charge.

Transfers - Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

B. Monthly Charges

Cost of Insurance - Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

A78

Note 7:	Financial Highlights (Continued)

Mortality Risk and Expense Risk Charges - The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.24% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential's administrative charges. The mortality risk and expense risk charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge - This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance - Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans - 1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

A79

Note 8:	Other

Participant net payments - represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest - represent amounts borrowed by contractholders using the policy as the security for the loan and payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits - are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options - are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of The Group Variable Universal Life Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 16, 2009

A81

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2008 and 2007 (in millions)

	2008	2007
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2008—$107,067; 2007—$114,807)	$97,256	$116,608
Trading account assets supporting insurance liabilities, at fair value	12,717	13,273
Other trading account assets, at fair value	4,623	2,664
Equity securities, available for sale, at fair value (cost: 2008—$4,378; 2007—$5,019)	3,630	5,597
Commercial mortgage and other loans	27,717	24,972
Policy loans	7,779	7,831
Other long-term investments	3,513	3,149
Short-term investments and other	3,659	3,454

Total investments	160,894	177,548

Cash and cash equivalents	8,123	4,870
Accrued investment income	1,620	1,638
Deferred policy acquisition costs	8,538	6,687
Deferred income taxes, net	1,864	—
Other assets	17,289	15,549
Due from parent and affiliates	5,568	4,355
Separate account assets	122,735	153,871

TOTAL ASSETS	$326,631	$364,518

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$76,863	$75,010
Policyholders’ account balances	71,199	68,358
Policyholders’ dividends	1,132	3,086
Securities sold under agreements to repurchase	7,501	10,901
Cash collateral for loaned securities	3,429	6,063
Income taxes	320	2,171
Short-term debt	5,655	8,452
Long-term debt	8,687	5,570
Other liabilities	11,765	10,447
Due to parent and affiliates	6,300	2,519
Separate account liabilities	122,735	153,871

Total liabilities	315,586	346,448

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 21)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	17,819	15,914
Accumulated other comprehensive income (loss)	(6,590)	174
Retained earnings (deficit)	(186)	1,980

Total stockholder’s equity	11,045	18,070

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$326,631	$364,518

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006
REVENUES
Premiums	$9,473	$8,873	$8,480
Policy charges and fee income	2,180	2,139	1,800
Net investment income	9,250	9,825	9,409
Realized investment gains (losses), net	(1,480)	453	276
Other income	(113)	1,425	1,195

Total revenues	19,310	22,715	21,160

BENEFITS AND EXPENSES
Policyholders’ benefits	11,573	10,445	10,020
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Dividends to policyholders	2,151	2,754	2,538
General and administrative expenses	4,177	4,262	3,706

Total benefits and expenses	20,104	20,486	18,902

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(794)	2,229	2,258

Income taxes:
Current	(284)	436	151
Deferred	(53)	142	388

Total income tax expense (benefit)	(337)	578	539

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(457)	1,651	1,719

Equity in earnings of operating joint ventures, net of taxes	(218)	224	177
INCOME (LOSS) FROM CONTINUING OPERATIONS	(675)	1,875	1,896

Income from discontinued operations, net of taxes	5	64	75

NET INCOME (LOSS)	$(670)	$1,939	$1,971

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2005	$2	$15,498	$2,485	$572	$18,557
Dividend to parent	—	—	(2,469)	—	(2,469)
Capital contribution from parent	—	211	—	—	211
Long-term stock-based compensation program	—	61	—	—	61
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	(547)	(547)
Comprehensive income:
Net income	—	—	1,971	—	1,971
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	29	29
Change in net unrealized investment gains (losses)	—	—	—	(186)	(186)
Additional pension liability adjustment	—	—	—	50	50
Other comprehensive loss					(107)
Total comprehensive income					1,864
Balance, December 31, 2006	2	15,770	1,987	(82)	17,677
Dividend to parent	—	—	(1,887)	—	(1,887)
Capital contribution from parent	—	34	—	—	34
Purchase of fixed maturities from an affiliate		3	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	18
Long-term stock-based compensation program	—	89	—	—	89
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	(59)
Comprehensive income:
Net income	—	—	1,939	—	1,939
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	8	8
Change in net unrealized investment gains (losses)	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	521	521
Other comprehensive income	—	—	—	—	259
Total comprehensive income	—	—	—	—	2,198
Balance, December 31, 2007	2	15,914	1,980	174	18,070
Dividend to parent	—	—	(1,523)	—	(1,523)
Capital contribution from parent	—	785	—	—	785
Deferred tax asset contributed to parent	—	(9)	—	—	(9)
Assets purchased/transferred from affiliates	—	81	—	(145)	(64)
Long-term stock-based compensation program	—	7	—	—	7
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	—	1,041	—	—	1,041
Cumulative effect of changes in accounting principles, net of taxes	—	—	27	—	27
Comprehensive loss:
Net loss	—	—	(670)	—	(670)
Other comprehensive loss, net of tax:
Change in foreign currency translation adjustments	—	—	—	(24)	(24)
Change in net unrealized investment gains (losses)	—	—	—	(5,888)	(5,888)
Pension and postretirement unrecognized net periodic benefit cost	—	—	—	(707)	(707)
Other comprehensive loss	—	—	—	—	(6,619)
Total comprehensive loss	—	—	—	—	(7,289)
Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(670)	$1,939	$1,971
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	1,480	(453)	(276)
Policy charges and fee income	(761)	(662)	(473)
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Depreciation and amortization	620	53	71
Losses on trading account assets supporting insurance liabilities, net	1,364	—	—
Change in:
Deferred policy acquisition costs	(259)	(537)	(636)
Future policy benefits and other insurance liabilities	2,430	1,063	962
Trading account assets supporting insurance liabilities and other trading account assets	(2,837)	(653)	(361)
Income taxes	(779)	34	916
Due to/from parent and affiliates	3,135	(1,519)	1,808
Other, net	74	1,332	(481)
Cash flows from operating activities	6,000	3,622	6,139

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	60,931	81,816	83,667
Equity securities, available for sale	2,500	3,303	3,001
Trading account assets supporting insurance liabilities and other trading account assets	26,391	—	—
Commercial mortgage and other loans	2,594	4,371	3,714
Policy loans	1,345	778	748
Other long-term investments	1,134	582	978
Short-term investments	17,949	12,970	6,882
Payments for the purchase/origination of:
Fixed maturities, available for sale	(55,223)	(79,976)	(88,521)
Equity securities, available for sale	(2,594)	(3,298)	(3,051)
Trading account assets supporting insurance liabilities and other trading account assets	(27,176)	—	—
Commercial mortgage and other loans	(4,770)	(6,848)	(5,134)
Policy loans	(968)	(701)	(815)
Other long-term investments	(904)	(1,137)	(920)
Short-term investments	(17,854)	(12,179)	(7,682)
Acquisitions, net of cash acquired.	(147)	(100)	724
Due to/from parent and affiliates	(344)	(610)	(334)
Other, net	(414)	(151)	(94)
Cash flows from (used in) investing activities	2,450	(1,180)	(6,837)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,187	17,871	20,323
Policyholders’ account withdrawals	(18,956)	(17,824)	(19,741)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(5,944)	(1,786)	575
Net change in financing arrangements (maturities of 90 days or less)	(3,410)	(745)	436
Proceeds from the issuance of debt (maturities longer than 90 days)	7,534	3,463	3,851
Repayments of debt (maturities longer than 90 days)	(3,636)	(2,429)	(2,122)
Excess tax benefits from share-based payment arrangements	9	40	39
Capital contribution from parent	594	—	143
Dividend to parent	(1,523)	(1,870)	(2,488)
Other, net	(52)	(18)	—
Cash flows from (used in) financing activities	(5,197)	(3,298)	1,016

Effect of foreign exchange rate changes on cash balances	—	(6)	2

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,253	(862)	320
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,870	5,732	5,412

CASH AND CASH EQUIVALENTS, END OF YEAR	$8,123	$4,870	$5,732

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$379	$57	$(487)

Interest paid	$631	$974	$796

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of AG Edwards business, net of tax	$1,041	$—	$—

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 11); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also holds an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”).

Current Market Conditions

Some of the Company’s operations have been materially adversely affected by the adverse conditions in the global financial markets and economic conditions generally. The Company’s results of operations and financial condition may be further adversely affected, possibly materially, if these conditions persist and deteriorate. These economic conditions include, but are not limited to:

•

A period of extreme volatility and limited market liquidity, particularly in the global fixed-income markets, which has lead to decreased liquidity, increased price volatility, credit downgrade events, depressed valuations and increased probability of default;

•

Markets in the United States and elsewhere have experienced extreme and unprecedented volatility and disruption which has adversely impacted Prudential Financial’s and the Company’s liquidity, access to capital and cost of capital. A continuation or further deterioration in these conditions may further impact Prudential Financial’s and the Company’s liquidity, access to capital or cost of capital;

•

Current market conditions have impacted the Company’s businesses and profitability and a continuation or further deterioration of these conditions would further affect the Company businesses and profitability. These impacts may include:

o	Profitability of many of the Company’s insurance products which are dependent in part on the value of the separate accounts supporting these products;
o

Guaranteed minimum benefits contained in many of the Company’s variable annuity products may be higher than the current account value or pricing assumptions would support requiring further material increases to reserves for such products and may cause customers to retain contracts in force in order to benefit from the guarantees, thereby increasing the cost to the Company;

o

The Company impaired value of business acquired (“VOBA”) of $234 million during 2008, reflective of market conditions. Market conditions also impacted the amortization of deferred policy acquisition costs, or DAC. Continued or further market deterioration could result in additional acceleration of amortization of DAC or VOBA, as well as an impairment of goodwill.

o

Prudential Financial, Prudential Insurance and Prudential Funding, the commercial paper subsidiary of Prudential Insurance, have experienced downgrades in their insurance claims-paying rating and credit ratings issued by rating agencies, including most recently a downgrade of Prudential Insurance’s insurance claims-paying ratings to “A2” from “Aa3,” by Moody’s on March 18, 2009. Prudential Financial, Prudential Insurance or Prudential Funding may experience further ratings downgrades. Credit and claims-paying ratings are important factors in Prudential Financial’s, Prudential Insurance’s or Prudential Funding’s ability to issue debt and the cost of such financing,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

potential collateral posting requirements, ability to market products and may impact the level of surrender activity on products Prudential Insurance has issued.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Contribution of Prudential Securities Group, LLC

During the fourth quarter of 2008, Prudential Financial contributed Prudential Securities Group, LLC to the Company. Prudential Securities Group, LLC holds the investment in the Wachovia Securities joint venture as well as wholly owned subsidiaries, principally global commodities sales and trading operations. These financial statements have been restated to reflect this contribution retrospectively for all periods presented. The following tables provide the impact on Net Income and Total Stockholders’ Equity of this contribution.

	Year Ended December 31,
	2007	2006
	(in millions)
Net Income:
As originally reported	$1,657	$1,797
Restated to reflect contribution	$1,939	$1,971

	Year Ended December 31,
	2007	2006	2005
	(in millions)
Total Stockholders’ Equity:
As originally reported	$17,165	$16,520	$17,699
Restated to reflect contribution	$18,070	$17,677	$18,557

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; measurement of goodwill and any related impairment; valuation of business acquired and its amortization; valuation of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balances, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate related, including general credit spread widening); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 10 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Company’s results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, certain restricted assets, broker-dealer related receivables, trade receivables, goodwill, valuation of business acquired, reinsurance recoverables and the Company’s investments in operating joint ventures, which include the Company’s investment in Wachovia Securities and its indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”). Other liabilities consist primarily of employee benefit liabilities, broker-dealer related payables, trade payables and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its acquired deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 8 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 10 for additional information regarding sales inducements.

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 12 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures, including the Company's investment in Wachovia Securities, are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The carrying value of the Company's ownership interest in Wachovia Securities includes the carrying value of the Company's "lookback" option, which is discussed further in Note 6. This option is treated as a financial instrument that is neither a derivative instrument nor a security, and is therefore recorded at cost and is subject to review for impairment at the end of each reporting period. See Note 6 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 9 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10, and certain unearned revenues.

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Notes to Consolidated Financial Statements

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 9 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 11.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 10. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 10.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 20, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s securities operations to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and similarly in a dealer or broker capacity through the operation of certain hedge portfolios. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 39 and FASB Staff Position (“FSP”) No. 39-1.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets,” at fair value.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.” This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.” This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

the FSP did not affect the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 5.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees” an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee’s performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 20.

In September 2008, the FASB EITF reached consensus on EITF Issue No. 08-5, “Issuer’s Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement.” The consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. This guidance is effective for the Company on a prospective basis on January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets under SFAS No. 142. The new guidance applies to (1) intangible assets that are acquired individually or with a group of other assets and (2) intangible assets acquired in both business combinations and asset acquisitions. This FSP is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, “Effective Date of FASB Statement No. 157.” This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, “Hedging—General: Issues Involving the Application of the Shortcut Method under Paragraph 68.” Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change practices

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 19 for more information on SFAS No. 157.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 16 for details regarding the adoption of this pronouncement on January 1, 2007.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.    DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Real estate investments sold or held for sale (1)	$2	$40	$97
Equity sales, trading and research operations	—	—	6
Canadian IWP and IH operations (2)	—	—	(10)
International securities operations	(1)	8	(8)
Healthcare operations (3)	2	14	29
Other	—	—	(4)
Income from discontinued operations before income taxes	3	62	110
Income tax expense (benefit)	(2)	(2)	35
Income from discontinued operations, net of taxes	$5	$64	$75

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $45 million and $8 million, respectively, at December 31, 2008, and $234 million and $57 million, respectively, at December 31, 2007.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2008, 2007 and 2006. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular annual period.

4.	ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

See Note 8 for information regarding VOBA impairments recorded during 2008.

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA retained the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 12.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,470	$1,329	$2	$6,797
Obligations of U.S. states and their political subdivisions	803	26	12	817
Foreign government bonds	1,812	351	61	2,102
Corporate securities	66,941	1,285	7,295	60,931
Asset-backed securities (1)	14,172	99	3,885	10,386
Commercial mortgage-backed securities	10,206	4	1,835	8,375
Residential mortgage-backed securities (2)	7,663	315	130	7,848

Total fixed maturities, available for sale	$107,067	$3,409	$13,220	$97,256

Equity securities, available for sale	$4,378	$239	$987	$3,630

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,019	$826	$248	$5,597

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2008, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,279	$4,241
Due after one year through five years	21,755	20,292
Due after five years through ten years	23,107	20,893
Due after ten years	25,885	25,221
Asset-backed securities	14,172	10,386
Commercial mortgage-backed securities	10,206	8,375
Residential mortgage-backed securities	7,663	7,848

Total	$107,067	$97,256

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2008	2007	2006
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$50,208	$72,029	$73,457
Proceeds from maturities/repayments	9,753	8,746	10,162
Gross investment gains from sales, prepayments and maturities	715	715	701
Gross investment losses from sales and maturities	(524)	(428)	(659)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(2,060)	$(149)	$(52)
Writedowns for impairments of equity securities	(717)	(35)	(25)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2008		2007
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$1,232	$1,232	$554	$554

Fixed maturities:
U.S. government authorities and agencies and obligations of U.S. states	34	35	23	23
Foreign government bonds	8	8	23	23
Corporate securities	8,803	7,963	7,526	7,490
Asset-backed securities	915	635	1,266	1,207
Commercial mortgage-backed securities	2,335	2,092	2,625	2,644
Residential mortgage-backed securities	708	684	1,148	1,136
Total fixed maturities	12,803	11,417	12,611	12,523

Equity securities	163	68	227	196
		,
Total trading account assets supporting insurance liabilities	$14,198	$12,717	$13,392	$13,273

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $(1,362) million, $139 million and $58 million during the years ended December 31, 2008, 2007 and 2006 respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2008		2007
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage loans by property type
Office buildings	$5,593	20.2%	$5,144	20.5
Retail stores	5,102	18.5%	3,787	15.1
Apartment complexes	5,065	18.3%	4,869	19.5
Industrial buildings	6,255	22.6%	5,952	23.8
Agricultural properties	1,967	7.1%	2,136	8.5
Hospitality	1,528	5.5%	1,615	6.5
Other	2,143	7.8%	1,537	6.1

Total commercial mortgage loans	27,653	100.0%	25,040	100.0

Valuation allowance	(168)		(84)

Total net commercial mortgage loans	27,485		24,956

Other loans
Uncollateralized loans	220		—
Collateralized by residential properties	12		16
Other collateralized loans	—		—

Total other loans	232		16

Valuation allowance	—		—

Total net other loans	232		16

Total commercial mortgage and other loans	$27,717		$24,972

The commercial mortgage and other loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24%) and New York (9%) at December 31, 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2008	2007	2006
	(in millions)
Allowance for losses, beginning of year	$84	$97	$94
Addition to/(Release of) allowance for losses	84	(13)	5
Charge-offs, net of recoveries	—	—	(2)

Allowance for losses, end of year	$168	$84	$97

Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2008	2007
	(in millions)
Non-performing commercial mortgage and other loans with allowance for losses	$17	$—
Non-performing commercial mortgage and other loans with no allowance for losses	364	19
Allowance for losses, end of year	(6)	—

Net carrying value of non-performing commercial mortgage and other loans	$375	$19

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $208 million, $17 million and $19 million for 2008, 2007 and 2006, respectively. Net investment income recognized on these loans totaled $23 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2008	2007
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$664	$642
Non real estate related	1,899	1,755
Total joint ventures and limited partnerships	2,563	2,397

Other	950	752

Total other long-term investments	$3,513	$3,149

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures that are discussed in more detail in Note 6. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

		At December 31,
		2008	2007
		(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate		$3,083	$4,551
Investments in securities		14,447	11,409
Cash and cash equivalents		569	576
Receivables		8,474	8,216
Property and equipment		136	107
Other assets(1)		2,095	2,746

Total assets		$28,804	$27,605

Borrowed funds-third party		$2,864	$2,760
Borrowed funds-Prudential Insurance		417	417
Payables		6,399	6,534
Other liabilities(2)		1,841	1,599

Total liabilities		11,521	11,310
Partners’ capital		17,283	16,295

Total liabilities and partners’ capital		$28,804	$27,605

Equity in partners’ capital included above		$3,793	$3,422
Equity in limited partnership interests not included above		217	347

Carrying value		$4,010	$3,769

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

2008		2007	2006
(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$54	$75	$10
Income from securities investments	2,980	5,430	5,122
Income from other	12	7	27
Interest expense-third party	(510)	(360)	(395)
Depreciation	(10)	(1)	(14)
Management fees/salary expenses	(2,790)	(2,378)	(2,191)
Other expenses	(1,699)	(1,418)	(1,483)

Net earnings (losses)	$(1,963)	$1,355	$1,076

Equity in net earnings (losses) included above	(398)	451	346
Equity in net earnings (losses) of limited partnership interests not included above	(18)	39	62

Total equity in net earnings (losses)	$(416)	$490	$408

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2008	2007	2006
	(in millions)
Fixed maturities, available for sale	$6,600	$7,331	$7,054
Equity securities, available for sale	227	215	200
Trading account assets	741	708	642
Commercial mortgage and other loans	1,670	1,504	1,432
Policy loans	464	455	437
Short-term investments and cash equivalents	277	464	446
Other long-term investments	(10)	459	426

Gross investment income	9,969	11,136	10,637
Less investment expenses	(719)	(1,311)	(1,228)

Net investment income	$9,250	$9,825	$9,409

Carrying value for non-income producing assets included in fixed maturities totaled $243 million at December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2008	2007	2006
	(in millions)
Fixed maturities	$(1,869)	$138	$(10)
Equity securities	(754)	342	198
Commercial mortgage and other loans	(85)	2	(18)
Investment real estate	—	1	2
Joint ventures and limited partnerships	(45)	78	117
Derivatives	1,262	(103)	(54)
Other	11	(5)	41

Realized investment gains (losses), net	$(1,480)	$453	$276

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2005	$5,156	$(163)	$(1,654)	$(2,302)	$(366)	$671
Net investment gains (losses) on investments arising during the period	(825)	—	—	—	297	(528)
Reclassification adjustment for (gains) losses included in net income	(258)	—	—	—	93	(165)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,073	(131)	(1,343)	(1,865)	(249)	485
Net investment gains (losses) on investments arising during the period	(827)	—	—	—	277	(550)
Reclassification adjustment for (gains) losses included in net income	(494)	—	—	—	165	(329)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)

Balance, December 31, 2007	2,749	(104)	(1,250)	(1,048)	(135)	212
Net investment gains (losses) on investments arising during the period	(15,572)	—	—	—	5,427	(10,145)
Reclassification adjustment for (gains) losses included in net income	2,574	—	—	—	(897)	1,677
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	1,591	—	—	(557)	1,034
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	899	—	(315)	584
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	1,480	(518)	962
Purchase of fixed maturities from an affiliate	(222)	—	—	—	77	(145)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)

(1) Includes cash flow hedges. See Note 20 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2008	2007	2006
	(in millions)
Fixed maturities	$(9,811)	$1,801	$3,353
Equity securities	(748)	578	852
Derivatives designated as cash flow hedges(1)	(115)	(211)	(153)
Other investments	203	581	21

Net unrealized gains on investments	$(10,471)	$2,749	$4,073
(1) See Note 20 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

			2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$631	$2	$—	$—	$631	$2
Obligations of U.S. states and their political subdivisions	296	11	7	1	303	12
Foreign government bonds	467	50	26	11	493	61
Corporate securities	30,309	3,708	12,974	3,587	43,283	7,295
Commercial mortgage-backed securities	5,305	1,056	3,001	779	8,306	1,835
Asset-backed securities	4,027	1,664	5,531	2,221	9,558	3,885
Residential mortgage-backed securities	433	93	353	37	786	130

Total	$41,468	$6,584	$21,892	$6,636	$63,360	$13,220

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

The gross unrealized losses at December 31, 2008 and 2007 are comprised of $9,995 million and $1,857 million related to investment grade securities and $3,225 million and $324 million related to below investment grade securities, respectively. At December 31, 2008, $8,912 million of the gross unrealized losses represented declines in value of greater than 20%, $8,129 million of which had been in that position for less than six months, as compared to $346 million at December 31, 2007 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2008, the $6,636 million of gross unrealized losses of twelve months or more were mainly concentrated in asset-backed securities, manufacturing sector of the Company’s corporate securities, and in commercial mortgage-backed securities. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

securities was not warranted at December 31, 2008 or 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

			2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$2,182	$971	$29	$16	$2,211	$987
			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248

At December 31, 2008, $878 million of the gross unrealized losses represented declines of greater than 20%, $738 million of which had been in that position for less than six months. At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. Securities with a fair value of $29 million and gross unrealized losses of $16 million that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2008 represent perpetual preferred securities, which have characteristics of both debt and equity securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$150	$16	$63	$5	$213	$21

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $464 million and $353 million at December 31, 2008 and 2007, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company has not provided material financial or other support that was not contractually required to these VIEs. These VIEs are consolidated and reflected in the table below. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of these consolidated VIEs are included in “Separate account liabilities” and “Other liabilities” and are also reflected in the table below. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	At December 31,
	2008	2007
	(in millions)
Other long-term investments	6	—
Cash and cash equivalents	4	—
Separate account assets	91	135
Total assets of consolidated VIEs	$101	$135
Total liabilities of consolidated VIEs	$95	$135

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for any and all costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $7,130 million and $8,535 million at December 31, 2008 and 2007, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” Creditors of the trust do have recourse to the Company if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $384 million and $44 million at December 31, 2008 and 2007, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,053 million as of December 31, 2008. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include Asset-backed securities, Commercial mortgage-backed securities and Residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to its relative size and position in the capital structure of these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $7 billion as of December 31, 2008 and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively, which includes the fair value of the embedded derivatives.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2008	2007
	(in millions)
Fixed maturities available for sale	$14,693	$15,829
Trading account assets supporting insurance liabilities	455	527
Other trading account assets	487	542
Separate account assets	4,550	5,372

Total securities pledged	$20,185	$22,270

As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $18,571 million. Of this amount, $7,501 million was “Securities sold under agreements to repurchase”, $4,641 million was “Separate account liabilities”, $3,429 million was “Cash collateral for loaned securities”, $2,000 million was “Long-term debt”, and $1,000 million was “Short-term debt”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $1,701 million and $704 million at December 31, 2008 and 2007, respectively, all of which for both periods had either been sold or repledged.

Assets of $45 million and $50 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $696 million and $692 million at December 31, 2008 and 2007, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $200 million and $154 million at December 31, 2008 and 2007, respectively. These amounts include member and activity based stock associated with membership in the Federal Home Loan Bank of New York. Restricted cash and securities of $4,382 million and $3,068 million at December 31, 2008 and 2007, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include the Company’s investment in Wachovia Securities, as well as an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 5.

Investment in Wachovia Securities

On July 1, 2003, the Company combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities, a joint venture currently headquartered in St. Louis, Missouri. The transaction included the contribution of certain assets and liabilities of the Company’s securities brokerage operations; however, the Company retained certain assets and liabilities related to the contributed operations, including liabilities for certain litigation and regulatory matters. The Company and Wachovia have each agreed to indemnify the other for certain losses, including losses resulting from litigation and regulatory matters relating to certain events arising from the operations of their respective contributed businesses prior to March 31, 2004.

On October 1, 2007, Wachovia completed the acquisition of A.G. Edwards, Inc. (“A.G. Edwards”) and on January 1, 2008 contributed the retail securities brokerage business of A.G. Edwards to the joint venture. Wachovia’s contribution of this business entitled the Company to elect a “lookback” option (which the Company elected) that permits the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities is based on the Company’s diluted ownership level, which is in the process of being determined. At the end of the “lookback” period, the Company may “put” its joint venture interests to Wachovia based on the appraised value of the joint venture excluding the A.G. Edwards business, as of January 1, 2008, the date of the combination of the A.G. Edwards business with Wachovia Securities. Based upon the existing agreements and the Company’s estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business, the Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. As a result, the Company recognized an increase to “Additional paid-in capital” of $1.041 billion, net of tax. The Company’s recorded share of pre-tax losses from the joint venture of $331 million for the year ended December 31, 2008 reflects its estimated diluted ownership level based upon the existing agreements and its estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business. Establishment of definitive agreed or appraised values for the A.G. Edwards business and the joint venture excluding the A.G. Edwards business will result in an adjustment to the credit to equity and a true-up to the Company’s earnings from the joint venture for any difference between the diluted ownership percentage used to record earnings for the year ended December 31, 2008 and the finally determined diluted ownership percentage. The Company does not anticipate any such adjustment to have a material effect on its reported results of operations.

On October 3, 2008, Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they had entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangements. As reported by Wells Fargo, this merger was completed on December 31, 2008.

On December 4, 2008, the Company announced its intention, assuming completion of the merger of Wachovia into Wells Fargo, to exercise its right under the “lookback” option to put its joint venture interests to Wells Fargo. Under the terms of the joint venture agreements, closing of the put transaction would occur on or about January 1, 2010.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Earnings of the joint venture are subject to certain risks pertaining to the joint venture operations, including customer claims, litigation and regulatory investigations affecting Wachovia Securities’ businesses. Such customer claims, litigation and regulatory matters include matters typical for retail securities brokerage and clearing operations and matters unique to the joint venture operations. In recent months, following the failure in early 2008 of the auctions which set the rates for most auction rate securities, Wachovia Securities has become the subject of customer complaints, legal actions, including a putative class action, and investigations by securities regulators and agencies relating to Wachovia Securities’ role in the underwriting, sale and auction of auction rate securities. On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 includes $355 million, which is the Company’s share of this charge.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion and $1.220 billion as of December 31, 2008 and 2007, respectively. The Company recognized pre-tax losses from Wachovia Securities of $331 million for the year ended December 31, 2008, and pre-tax equity earnings of $370 million and $294 million for the years ended December 31, 2007 and 2006, respectively. The income tax benefit associated with these losses was $110 million for the year ended December 31, 2008, and the income tax expense associated with these earnings was $146 million and $117 million for the years ended December 31, 2007 and 2006, respectively. Dividends received from the investment in Wachovia Securities were $104 million, $366 million and $277 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $217 million and $633 million, as of December 31, 2008 and December 31, 2007, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007. The Company recognized combined after-tax equity earnings from this operating joint venture of $3 million for the year ended December 31, 2008. There were no earnings recognized by the Company for this joint venture for the years ended December 31, 2007 and 2006. Dividends received from this investment were $4 million for the year ended December 31, 2008. No dividends were received from this investment for the years ended December 31, 2007 and 2006.

7.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Balance, beginning of year	$6,687	$6,129	$5,462
Capitalization of commissions, sales and issue expenses	914	954	854
Amortization	(654)	(417)	(219)
Change in unrealized investment gains and losses	1,591	27	32
Impact of adoption of SOP 05-1	—	(6)	—

Balance, end of year	$8,538	$6,687	$6,129

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8.    VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Balance, beginning of year	$765	$898	$302
Acquisitions	—	—	647
Amortization (1)	(369)	(173)	(95)
Interest (2)	41	49	44
Impact of adoption of SOP 05-1	—	(9)	—

Balance, end of year	$437	$765	$898

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 5 and 17 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2008 were $140 million and $297 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively.

During 2008, the Company recognized an impairment of $234 million, included on the Amortization line in the table above, related to the VOBA associated with the Allstate acquisition. This impairment is reflective of the continued deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. The impairment was determined using discounted present value of future estimated gross profits.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2009	$26
2010	24
2011	23
2012	20
2013	18
2014 and thereafter	326

Total	$437

Goodwill

The changes in the book value of goodwill are as follows:

	2008	2007
	(in millions)
Balance, beginning of year	$620	$619
Acquisitions	106	—
Other (1)	(1)	1

Balance, end of year	$725	$620

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2008, all of which is in the Financial Services Businesses reporting unit. There were no goodwill impairment charges during 2008, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Intangibles

Other intangible balances at December 31, are as follows:

	2008			2007
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(10)	$165	$136	$(6)	$130
Other	22	(16)	6	18	(14)	4

Total	$197	$(26)	$171	$154	$(20)	$134

Amortization expense for other intangibles was $7 million, $6 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively. Amortization expense for other intangibles is expected to be approximately $20 million in 2009 and 2010, $17 million in 2011, $16 million in 2012, and $15 million in 2013.

9.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2008	2007
	(in millions)
Life insurance	$56,060	$55,068
Individual and group annuities and supplementary contracts	14,217	15,140
Other contract liabilities	4,513	2,781

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	74,790	72,989

Unpaid claims and claim adjustment expenses	2,073	2,021

Total future policy benefits	$76,863	$75,010

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group life, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 15% and 17% of domestic individual life insurance in force at December 31, 2008 and 2007, respectively, and 85%, 87% and 89% of domestic individual life insurance premiums for 2008, 2007 and 2006, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 1.2% to 6.1%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,451 million and $2,464 million as of December 31, 2008 and 2007, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $200 million and $1,160 million as of December 31, 2008 and 2007, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2008	2007
	(in millions)
Individual annuities	$8,735	$7,685
Group annuities	18,942	18,293
Guaranteed investment contracts and guaranteed interest accounts	13,152	12,289
Funding agreements	10,787	11,453
Interest-sensitive life contracts	6,674	5,990
Dividend accumulations and other	12,909	12,648

Policyholders’ account balances	$71,199	$68,358

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2008 and 2007, are $7,234 million and $8,557 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 1.3% to 5.7%. Also included in funding agreements at December 31, 2008 and 2007 are $3,496 million and $2,851 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 6.6% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

As discussed in Note 13, in February 2009, the Company issued $1 billion in funding agreements to the Federal Home Loan Bank of New York, which will be reflected within “Policyholders’ account balances.”

In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.”

10.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2008		December 31, 2007
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$7,064	$23	$8,572	$47
Net amount at risk	$1,314	$6	$7	$4
Average attained age of contractholders	62 years	65 years	62 years	65 years

Minimum return or contract value
Account value	$15,369	$10,281	$24,511	$13,326
Net amount at risk	$7,174	$3,157	$1,768	$819
Average attained age of contractholders	65 years	62 years	64 years	61 years
Average period remaining until earliest expected annuitization	N/A	3 years	N/A	5 years

(1) Includes income and withdrawal benefits as described herein.
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Variable Annuity Contracts
Market value adjusted annuities
Account value	$408	$409	$466	$469

	December 31, 2008	December 31, 2007
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)
No lapse guarantees
Separate account value	$1,603	$2,195
General account value	$1,216	$977
Net amount at risk	$45,408	$43,310
Average attained age of contractholders	50 years	48 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2008	December 31, 2007
	(in millions)
Equity funds	$10,180	$19,515
Bond funds	2,715	2,583
Balanced funds	4,491	6,305
Money market funds	1,232	1,022
Other	394	814
Total	$19,012	$30,239

In addition to the amounts invested in separate account investment options above, $3,421 million at December 31, 2008 and $2,843 million at December 31, 2007 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133, and are recorded at fair value . Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed above, the Company maintains a portfolio of derivative investments that serve as a partial economic hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	(in millions)
Balance at January 1, 2006	$12	$42	$12	$—
Acquisition	—	—	—	2
Incurred guarantee benefits (1)	15	19	12	(11)
Paid guarantee benefits and other	(1)	(15)	—	—
Balance at December 31, 2006	26	46	24	(9)
Incurred guarantee benefits (1)	29	31	26	78
Paid guarantee benefits and other	—	(35)	—	—
Impact of adoption of SOP 05-1	—	—	—	2
Balance at December 31, 2007	55	42	50	71
Incurred guarantee benefits (1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	—	—
Balance at December 31, 2008	$86	$284	$247	$1,172

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits include amounts assumed from affiliates of $58 million and $7 million as of December 31, 2008 and 2007, respectively. See Note 12 for amounts recoverable from reinsurers related to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the table above.

As part of risk management strategy, the Company hedges or limits exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfer to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements utilized for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into four broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only an automatic rebalancing element, such as for certain GMAB riders; (3) those that utilize only capital markets hedging , such as for certain legacy GMIWB, GMWB and GMAB riders; and (4) those with risks that have been deemed suitable to retain, such as for GMDB and GMIB riders. Riders in categories 1 and 2 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2006	$154
Capitalization	65
Amortization	(16)
Balance at December 31, 2006	203
Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)
Balance at December 31, 2007	239
Capitalization	74
Amortization	(16)
Balance at December 31, 2008	$297

11.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $433 million at December 31, 2008, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. However, due to the accumulation of net unrealized investment losses that have arisen subsequent to the establishment of the Closed Block, the policyholder dividend obligation balance as of December 31, 2008 was reduced to zero through “Accumulated other comprehensive income (loss).” At December 31, 2007, the Company recognized a policyholder dividend obligation of $732 million for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains of $1.047 billion were reflected as an adjustment to the policyholder dividend obligation, with an offsetting amount reported in “Accumulated other comprehensive income (loss)” at December 31, 2007. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2008 and 2007.

On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease reflects the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008. On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflected improved mortality as well as investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2008	2007
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,763	$51,208
Policyholders’ dividends payable	1,036	1,212
Policyholder dividend obligation	—	1,779
Policyholders’ account balances	5,622	5,555
Other Closed Block liabilities	5,724	10,649

Total Closed Block Liabilities	64,145	70,403

Closed Block Assets
Fixed maturities, available for sale, at fair value	35,345	45,459
Other trading account assets, at fair value	120	142
Equity securities, available for sale, at fair value	2,354	3,858
Commercial mortgage and other loans	8,129	7,353
Policy loans	5,423	5,395
Other long-term investments	1,676	1,311
Short-term investments	1,340	1,326
Total investments	54,387	64,844
Cash and cash equivalents	1,779	1,310
Accrued investment income	615	630
Other Closed Block assets	409	581

Total Closed Block Assets	57,190	67,365

Excess of reported Closed Block Liabilities over Closed Block Assets	6,955	3,038
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	(4,371)	1,006
Allocated to policyholder dividend obligation	433	(1,047)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,017	$2,997

Information regarding the policyholder dividend obligation is as follows:

	2008	2007
	(in millions)
Balance, January 1	$1,779	$2,348
Impact from earnings allocable to policyholder dividend obligation	(299)	249
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(1,480)	(818)
Balance, December 31	$—	$1,779

Closed Block revenues and benefits and expenses for the years ended December 31, 2008, 2007 and 2006 were as follows:

	2008	2007	2006
	(in millions)
Revenues
Premiums	$3,608	$3,552	$3,599
Net investment income	3,154	3,499	3,401
Realized investment gains (losses), net	(8)	584	490
Other income	15	51	50

Total Closed Block revenues	6,769	7,686	7,540

Benefits and Expenses
Policyholders’ benefits	4,087	4,021	3,967
Interest credited to policyholders’ account balances	141	139	139
Dividends to policyholders	2,122	2,731	2,518
General and administrative expenses	632	729	725

Total Closed Block benefits and expenses	6,982	7,620	7,349

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	(213)	66	191
Income tax expense (benefit)	(193)	64	77
Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	(20)	2	114
Income from discontinued operations, net of taxes	—	2	—
Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$(20)	$4	$114

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 10.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums and policyholders’ benefits for the years ended December 31, were as follows:

	2008	2007	2006
	(in millions)
Direct premiums	$9,787	$9,447	$9,204
Reinsurance assumed	987	862	732
Reinsurance ceded	(1,301)	(1,436)	(1,456)
Premiums	$9,473	$8,873	$8,480

Direct policyholders’ benefits	$11,695	$11,057	$10,775
Reinsurance assumed	1,169	785	619
Reinsurance ceded	(1,291)	(1,397)	(1,374)
Policyholders’ benefits	$11,573	$10,445	$10,020

“Premiums” includes affiliated reinsurance assumed of $974 million, $847 million and $674 million and affiliated reinsurance ceded of $(114) million, $(102) million and $(177) million for the years ended December 31, 2008, 2007 and 2006, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $139 million, $125 million and $81 million and affiliated reinsurance ceded of $(67) million, $(55) million and $(61) million for the years ended December 31, 2008, 2007, and 2006, respectively. Changes in reserves due to affiliated reinsurance were $609 million, $520 million and $400 million for the years ended December 31, 2008, 2007 and 2006, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $91 million, $82 million and $74 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance recoverables at December 31, are as follows:

	2008	2007
	(in millions)
Individual and group annuities (1)	$856	$1,378
Life insurance	1,367	1,289
Other reinsurance	113	135

Total reinsurance recoverable	$2,336	$2,802

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $856 million and $1,377 million at December 31, 2008 and 2007, respectively.

Reinsurance recoverable above include affiliated receivables of $853 million and $796 million at December 31, 2008 and 2007, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 64% of the reinsurance recoverable at December 31, 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” include affiliated reinsurance recoverables referenced above as well as $833 million and $35 million at December 31, 2008 and 2007, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $768 million, a gain of $22 million, and a loss of $14 million for the years ended December 31, 2008, 2007, and 2006, respectively, related to the change in the fair value of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts of $652 million and $528 million at December 31, 2008 and 2007, respectively.

“Reinsurance payables” includes affiliated payables of $2,237 million and $1,607 million at December 31, 2008 and 2007, respectively.

During 2007, an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting was recaptured resulting in an increase in paid in capital of $18 million to the Company. “Other income” includes losses of $48 million and $54 million for the years ended December 31, 2007 and 2006, respectively, related to this agreement. There was no income related to this agreement in 2008.

13.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2008	2007
	(in millions)
Commercial paper	$4,343	$7,147
Notes payable (1) (2)	1,248	684
Current portion of long-term debt	64	683
Total short-term debt	$5,655	$8,514

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $1 billion in 2008, which are discussed in more detail below.
(2)

Includes notes due to related parties of $70 million and $406 million at December 31, 2008 and 2007, respectively. At December 31, 2007, $292 million of the related party notes were Euro denominated loans. At December 31, 2008 and 2007, $12 million and $15 million, respectively, of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to 12.4% in 2008 and 12.7% to 23.1% in 2007. The remaining related party notes payable have variable interest rates ranging from 1.8% to 3.5% in 2008 and 4.1% to 5.7% in 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 1.5% and 4.4% at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, the Company was in compliance with all covenants related to the above debt.

At December 31, 2008, the Company had $4,568 million in committed lines of credit from numerous financial institutions, substantially all of which were unused. These lines of credit generally have terms ranging from one to four years. The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $1,160 million at December 31, 2008, of which $498 million was used.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, has a commercial paper program, rated A-1+ by Standard & Poor’s Rating Services (“S&P”), P-1 by Moody’s Investor Service, Inc. (“Moody’s”) and F1+ by Fitch Ratings Ltd. (“Fitch”) at December 31, 2008. Prudential Funding’s outstanding commercial paper borrowings were $4,343 million and $7,147 million at December 31, 2008 and December 31, 2007, respectively. On February 19, 2009, the commercial paper credit rating of Prudential Funding was downgraded by Fitch from F1+ to F1.

At December 31, 2008 and 2007, the weighted average maturity of commercial paper outstanding was 27 and 23 days, respectively. The outstanding commercial paper as of December 31, 2008 includes $450 million under the Commercial Paper Funding Facility sponsored by the Federal Reserve.

At December 31, 2008 and 2007, a portion of commercial paper borrowings were supported by $4,500 million and $5,000 million of the Company’s existing lines of credit, respectively. The Company’s ability to borrow under these line of credit facilities is conditioned on the continued satisfaction of customary conditions, including the absence of defaults (as defined in these facility agreements) and the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5.5 billion based on statutory accounting principles prescribed under New Jersey law and Prudential Financial’s maintenance of consolidated net worth of at least $12.5 billion, which for this purpose is based on GAAP Stockholders’ equity, excluding net unrealized gains and losses on investments. The Company’s ability to borrow under these facilities is not contingent on its credit ratings or subject to material adverse change clauses. Prudential Insurance’s total adjusted capital was $9.1 billion and $11.0 billion at December 31, 2008 and December 31, 2007, respectively. Prudential Financial’s consolidated GAAP Stockholders’ equity, excluding net unrealized gains and losses on investments, was $20.2 billion and $23.1 billion at December 31, 2008 and December 31, 2007, respectively.

In June 2008, Prudential Insurance became a member of the Federal Home Loan Bank of New York (“FHLBNY”), which provides Prudential Insurance access to collateralized borrowings, collateralized funding agreements, and other FHLBNY products. Collateralized borrowings from the FHLBNY will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. Collateralized funding agreements issued to the FHLBNY will be classified in “Policyholders’ account balances.” These funding agreements have priority claim status above debt holders of Prudential Insurance. Prudential Insurance’s membership in FHLBNY requires the ownership of member stock and borrowings from FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the outstanding borrowings. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long term investments,” and the carrying value of these investments was $199 million as of December 31, 2008. Under guidance of the New Jersey Department of Banking and Insurance, the total amount of qualifying mortgage-related assets and U.S. Treasury securities that can be pledged as collateral by Prudential Insurance to FHLBNY is limited to 5% of the admitted assets of Prudential Insurance on a statutory basis, exclusive of separate account assets, as of the prior year end, which equates to $7.7 billion based on admitted assets as of December 31, 2007. Based upon this guidance and on the fair value of qualifying assets owned by Prudential Insurance within the Financial Services Businesses at December 31, 2008 (including assets on loan and assets pledged to the FHLBNY at that date and taking into account applicable required collateralization levels and required purchases of activity based FHLBNY stock), the estimated total borrowing capacity with the FHLBNY was approximately $6.5 billion at December 31, 2008. The fair value of the qualifying assets pledged as collateral by Prudential Insurance must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. As of December 31, 2008, Prudential Insurance had pledged qualifying assets with a fair value of $4,075 million, which is above the minimum level required by the FHLBNY, and had outstanding borrowings of $3 billion, of which $1 billion is reflected in “Short-term debt” and $2 billion in “Long-term debt.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In February 2009, the FHLBNY advanced the Company an additional $1 billion for which the Company issued funding agreements. These funding agreements will be reflected in “Policyholders’ account balances.”

In March 2009, the Company borrowed an additional $500 million from the FHLBNY, which will be reflected in “Long-term debt.”

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2008	2007
			(in millions)
Fixed rate notes:
Surplus notes (1)	2014-2036	4.75%-8.30%	$2,687	2,686
Other fixed rate notes(2) (3)	2009-2023	3.30%-7.30%	1,281	965
Floating rate notes:
Surplus notes (4)	2016-2052	(5)	3,200	1,600
Other floating rate notes (2) (6)	2010-2013	(7)	1,519	261
Total long-term debt			$8,687	$5,512

(1)

Fixed rate surplus notes at December 31, 2008 and 2007 includes $2,243 million and $2,242 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2008 and 2007.

(2)

Includes collateralized borrowings from the Federal Home Loan Bank of New York in 2008, of which $500 million are fixed rate notes and $1,500 million are floating rate notes. These borrowings are discussed in more detail above.

(3)

Other fixed rate notes at December 31, 2008 and 2007 includes $540 million and $610 million, respectively, due to related parties. Maturities of these notes range from 2009 through 2015 and interest rates ranged from 4.88% to 5.29% in 2008 and 4.88% to 5.36% in 2007.

(4)

During 2007, floating rate surplus notes of $150 million maturing in 2037, were issued to a related party. This note was prepaid prior to December 31, 2007. The interest rate on this note ranged from 5.78% to 6.12%.

(5)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 1.51% to 5.93% in 2008 and 5.42% to 6.12% in 2007.
(6)

Other floating rate notes at December 31, 2008 and 2007 includes $19 million and $261 million, respectively, due to related parties. Maturities on these notes range from 2009 through 2013 and interest rates on these notes ranged from 8.89% to 15.46% in 2008 and 4.45% to 5.43% in 2007. At December 31, 2008, the related party notes were Mexican peso denominated loans.

(7)	The interest rates on other floating rate notes are based on LIBOR. Interest rates ranged from 3.33% to 15.46% in 2008 and 4.45% to 5.43% in 2007.

Several long-term debt agreements related to the above debt have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2008 and 2007, the Company was in compliance with all such debt covenants.

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2008 and 2007, the Company met these statutory capital requirements. At December 31, 2008 and 2007, $444 million of fixed rate surplus notes were outstanding to non-affiliates.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2008 and 2007, $2,700 million and $1,100 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2008 and 2007, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2008, the credit derivative was a liability to Prudential Financial of $16 million, net of $125 million in collateral that had been pledged by Prudential Financial. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $10 million and $29 million for years ended December 31, 2008 and 2007, respectively. See Note 20 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $539 million, $798 million and $696 million, for the years ended December 31, 2008, 2007 and 2006, respectively. Interest expense related to affiliated debt was $177 million, $191 million and $160 million for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” included $23 million and $24 million associated with the affiliated long-term interest payable at December 31, 2008 and 2007, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 9 for further discussion.

14.	STOCK-BASED COMPENSATION

In 2008 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment,” and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). The Company accounts for those awards granted between (a) the adoption of the fair value recognition provisions of SFAS No. 123 “Accounting for Stock Based Compensation” on January 1, 2003, and (b) the adoption on January 1, 2006 of SFAS No. 123(R) which specify that an employee vests in the award upon retirement using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2008, 2007 and 2006, include costs of $20 million, $24 million and $22 million, respectively, associated with employee stock options and $27 million, $46 million, and $42 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

15.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, SFAS No. 158 eliminated the provisions that allowed plan assets and obligations to be measured as of a date not more than three months prior to the reporting entity’s balance sheet date. SFAS No. 158 requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to “Retained earnings” of $27 million.

The impact of applying a FAS 157 framework for measuring fair value to the fair value of plan assets did not have a material impact.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on Stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, 2007, adjusted for activity in the fourth-quarter of 2007, and as of December 31 for 2008, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(in millions)
Change in benefit obligation
Benefit obligation at end of prior year period	$(7,248)	$(7,387)	$(2,164)	$(2,459)
Effect of measurement date change	(22)	—	13	—
Benefit obligation at the beginning of period	(7,270)	(7,387)	(2,151)	(2,459)
Service cost	(116)	(130)	(10)	(12)
Interest cost	(445)	(417)	(124)	(136)
Plan participants’ contributions	—	—	(18)	(18)
Medicare Part D subsidy receipts	—	—	(11)	(10)
Amendments	—	(3)	3	69
Annuity purchase	2	2	—	—
Actuarial gains/(losses), net	(223)	198	93	136
Settlements	—	3	—	—
Curtailments	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(2)	(4)	—	—
Benefits paid	519	496	218	272
Foreign currency changes and other	54	(6)	6	(6)
Benefit obligation at end of period (December 31, 2008 and September 30, 2007, respectively)	$(7,481)	$(7,248)	$(1,994)	$(2,164)

Change in plan assets
Fair value of plan assets at end of prior year period	$9,992	$10,408	$2,104	$1,030
Effect of measurement date change	72	—	(4)	—
Fair value of plan assets at beginning of period	10,064	10,408	2,100	1,030
Actual return on plan assets	334	1,034	(463)	192
Annuity purchase	(2)	(2)	—	—
Employer contributions	78	49	18	136
Plan participants’ contributions	—	—	18	18
Contributions for settlements	—	—	—	—
Disbursement for settlements	—	(4)	—	—
Benefits paid	(519)	(496)	(218)	(272)
Foreign currency changes and other	(55)	3	(38)	—
Effect of Section 420 transfer	—	(1,000)	—	1,000
Fair value of plan assets at end of period (December 31, 2008 and September 30, 2007, respectively)	$9,900	$9,992	$1,417	$2,104

Funded status
Funded status at end of period	$2,419	$2,744	$(577)	$(60)
Effects of fourth quarter activity	—	11	—	1
Net amount recognized	$2,419	$2,755	$(577)	$(59)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,230	$3,502	$—	$—
Accrued benefit liability	(811)	(747)	(577)	(59)
Net amount recognized	$2,419	$2,755	$(577)	$(59)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$2
Prior service cost	131	166	(76)	(88)
Net actuarial loss	661	84	700	172
Net amount not recognized	$792	$250	$626	$86

Accumulated benefit obligation	$(7,260)	$(6,949)	$(1,994)	$(2,164)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($711 million and $652 million benefit obligation at December 31, 2008 and 2007, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2008 and 2007. As of December 31, 2008 and 2007, the assets in these trusts had a carrying value of $169 million and $90 million and are included in “Equity securities.”

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($75 million and $77 million benefit obligation at December 31, 2008 and 2007, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2008 and 2007, the assets in the trust had a carrying value of $157 million and $139 million, respectively, and are included in “Other long-term investments.”

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2008 and 2007, respectively. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2008 and 2007. There are no material foreign postretirement plans.

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $811 million and zero million, respectively, at December 31, 2008 and $960 million and $202 million, respectively, at September 30, 2007.

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $740 million and zero million, respectively, at December 31, 2008 and $679 million and zero million, respectively, at September 30, 2007.

In 2008 and 2007, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $2 million, respectively. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $16 million and $26 million as of December 31, 2008 and 2007, respectively.

There were no pension plan amendments in 2008. The benefit obligation for pension benefits increased by $3 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for other postretirement benefits decreased by $3 million in 2008 related to plan amendments, primarily due to cost sharing changes. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
	(in millions)
Components of net periodic (benefit) cost
Service cost	$116	$130	$127	$10	$12	$10
Interest cost	445	417	403	124	136	128
Expected return on plan assets	(717)	(769)	(741)	(161)	(93)	(89)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	29	20	(11)	(6)	(9)
Amortization of actuarial (gain) loss, net	17	20	39	1	15	18
Settlements	—	—	—	—	—	—
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	2	4	3	—	—	—

Net periodic (benefit) cost	$(109)	$(169)	$(149)	$(36)	$65	$59

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)

Balance, December 31, 2006	$—	$192	$565	$3	$(25)	$422
Amortization for the period	—	(29)	(20)	(1)	6	(15)
Deferrals for the period	—	3	(463)	—	(69)	(235)
Impact of foreign currency changes and other	—	—	3	—	—	—
Balance, December 31, 2007	—	166	85	2	(88)	172
Effect of measurement date change	—	(7)	(4)	1	3	—
Amortization for the period	—	(28)	(17)	(1)	11	(1)
Deferrals for the period	—	—	606	—	(3)	531
Impact of foreign currency changes and other	—	—	(9)	—	1	(2)
Balance, December 31, 2008	$—	$131	$661	$2	$(76)	$700

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2009 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	26	(11)
Amortization of actuarial (gain) loss, net	20	42
Total	$46	$32

The Company’s assumptions related to the calculation of the domestic benefit obligation and the determination of net periodic (benefit) cost are presented in the table below. The assumptions for 2007 and 2006 are as of September 30. The assumptions for 2008 uses September 30, 2007 for beginning of period and December 31, 2008 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
Weighted-average assumptions
Discount rate (beginning of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Discount rate (end of period)	6.00%	6.25%	5.75%	6.00%	6.00%	5.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.75%	8.00%	8.00%	8.00%	9.25%	9.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.00-8.75%	5.09-9.06%
Health care cost trend rates (end of period)	—	—	—	5.00-8.00%	5.00-8.75%	5.00-8.75%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2014, 2012, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 300 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2009 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2009. Expected

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for bond returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2009 is 7.50% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2008
(in millions)
One percentage point increase
Increase in total service and interest costs	$8
Increase in postretirement benefit obligation	108

One percentage point decrease
Decrease in total service and interest costs	$7
Decrease in postretirement benefit obligation	95

Pension and postretirement plan asset allocation as of December 31, 2008 and September 30, 2007, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
Asset category	2008	2007	2008	2007
U.S. Stocks	8%	13%	37%	47%
International Stocks	2%	1%	4%	6%
Bonds	76%	72%	58%	46%
Short-term Investments	1%	1%	1%	1%
Real Estate	4%	5%	0%	0%
Other	9%	8%	0%	0%
Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the December 31, 2008 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of December 31, 2008		Postretirement Investment Policy Guidelines as of December 31, 2008
Asset category	Minimum	Maximum	Minimum	Maximum
U.S. Stocks	5%	15%	30%	41%
International Stocks	1%	4%	1%	7%
Bonds	56%	79%	1%	63%
Short-term Investments	0%	14%	0%	65%
Real Estate	1%	12%	0%	0%
Other	0%	9%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of December 31, 2008 and September 30, 2007 for either the pension or postretirement plans. Pension plan assets of $6,299 million and $7,185 million are included in the Company’s separate account assets and liabilities as of December 31, 2008 and September 30, 2007, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2009	$528	$202	$17
2010	486	205	17
2011	491	204	18
2012	486	200	19
2013	491	197	19
2014-2018	2,550	931	103
Total	$5,032	$1,939	$193

The Company anticipates that it will make cash contributions in 2009 of approximately $55 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2008 and 2007 was $39 million and $47 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $51 million and $44 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

16.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2008	2007	2006
	(in millions)
Current tax expense (benefit)
U.S.	$(309)	$387	$143
State and local	5	(10)	(29)
Foreign	20	59	37

Total	(284)	436	151

Deferred tax expense (benefit)
U.S.	(61)	148	386
State and local	3	(3)	21
Foreign	5	(3)	(19)

Total	(53)	142	388

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539
Income tax expense (benefit) on equity in earnings of operating joint ventures	(109)	145	117
Income tax expense (benefit) on discontinued operations	(2)	(2)	35
Income tax expense (benefit) reported in Stockholders’ equity related to:
Other comprehensive income (loss)	(3,594)	195	(82)
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	561	—	—
Stock-based compensation programs	(8)	(59)	(64)
Cumulative effect of changes in accounting principles	10	(87)	—
Other	—	18	—

Total income taxes	$(3,479)	$788	$545

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2008	2007	2006
	(in millions)
Expected federal income tax expense (benefit)	$(278)	$780	$790
Non-taxable investment income	(22)	(178)	(203)
Low income housing and other tax credits	(79)	(67)	(60)
Valuation allowance	—	—	(1)
Other	42	43	13

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2008	2007
	(in millions)
Deferred tax assets
Policyholder dividends	$402	$1,061
Insurance reserves	—	257
Net operating and capital loss carryforward	46	122
Net unrealized investment losses	3,591	—
Investments	630	470
Other	318	326

Deferred tax assets before valuation allowance	4,987	2,236
Valuation allowance	(18)	(98)

Deferred tax assets after valuation allowance	4,969	2,138

Deferred tax liabilities
Insurance reserves	686	—
Net unrealized investment gains	—	1,048
Deferred policy acquisition costs	2,059	1,426
Employee benefits	95	357
Other	265	444

Deferred tax liabilities	3,105	3,275

Net deferred tax asset (liability)	$1,864	$(1,137)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. The valuation allowance as of December 31, 2008 and 2007, respectively, includes $1 million and $98 million recorded in connection with state deferred tax assets and $17 million and $0 million recorded in connection with foreign deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

At December 31, 2008 and 2007, respectively, the Company had federal net operating and capital loss carryforwards of $130 million and $190 million, which expire between 2010 and 2024. At December 31, 2008 and 2007, respectively, the Company had state net operating and capital loss carryforwards for tax purposes approximating $5 million and $1,421 million, which expire between 2009 and 2029. As discussed in Note 1, Prudential Securities Group, LLC (“PSG”) was contributed to the Company by Prudential Financial during the fourth quarter of 2008. As of December 31, 2007, PSG had state net operating and capital loss carryforwards of $1,378 million. As a result of the contribution PSG is no longer subject to state taxes. At December 31, 2007, PSG had a full valuation allowance against all deferred taxes related to state net operating and capital loss carryforwards. The 2008 financial results reflect the removal of deferred tax assets related to state net operating and capital loss carryforwards and corresponding valuation allowance.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. During 2007 and 2008, the Company made no changes with respect to its repatriation assumptions. The Company had undistributed earnings of foreign subsidiaries, where it assumes permanent reinvestment, of $166 million at December 2008, $130 million at December 2007 and $256 million at December

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2006, for which U.S. deferred taxes have not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 and 2008 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$389	$124	$513
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	(3)	(6)	(9)
Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	—	98	98
(Decreases) in unrecognized tax benefits taken in prior period	—	(27)	(27)
Amounts as of December 31, 2008	$386	$206	$592

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$82	$468
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$386	$88	$474

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2008 and 2007, the Company recognized $52 million and $59 million in the consolidated statement of operations and recognized $190 million and $138 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividends received deduction (“DRD”) related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007 or 2008 results.

In December 2006, the IRS completed all fieldwork with regard to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company’s 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this program will shorten the time period between the Company’s filing of its federal income tax return and the IRS’s completion of its examination of the return.

17.	STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Net income (loss)	$(670)	$1,939	$1,971
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	(24)	8	29
Change in net unrealized investments gains (losses)(1)	(5,888)	(270)	(186)
Additional minimum pension liability adjustment	—	—	50
Change in pension and postretirement unrecognized net periodic benefit (cost)	(707)	521	—
Other comprehensive income (loss), net of tax expense (benefit) of $(3,517), $195, $(82)	(6,619)	259	(107)
Comprehensive income (loss)	$(7,289)	$2,198	$1,864

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2005	$86	$671	$(185)	$—	$572
Change in component during year	29	(186)	50	—	(107)
Impact of adoption of SFAS 158 (3)	—	—	135	(682)	(547)
Balance, December 31, 2006	115	485	—	(682)	(82)
Change in component during year (2)	8	(273)	—	521	256
Balance, December 31, 2007	123	212	—	(161)	174
Change in component during year (2)	(24)	(6,033)	—	(707)	(6,764)
Balance, December 31, 2008	$99	$(5,821)	$—	$(868)	$(6,590)

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 and 2007 includes the purchase of fixed maturities from an affiliate of $(145) million and $(3) million, respectively.
(3)	See Note 15 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $2,781 million at December 31, 2008. There were applicable adjustments for cumulative unrealized gains of $283 million at December 31, 2008. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,432 million as of December 31, 2008) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($498 million for the year ended December 31, 2008). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $(808) million, $1,274 million and $444 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,432 million and $6,981 million at December 31, 2008 and 2007, respectively. The December 31, 2008 statutory capital and surplus for Prudential Insurance reflects the contribution of Prudential Securities Group, LLC that occurred during the fourth quarter of 2008. Prudential Securities Group, LLC owns the Company’s investment in the Wachovia Securities joint venture. This contribution increased Prudential Insurance’s net admitted assets by $2.2 billion.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18.    RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Capital & Investment Services, LLC and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $424 million, $458 million and $383 million for the years ended December 31, 2008, 2007, and 2006, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $22 million, $67 million and $81 million for the years ended December 31, 2008, 2007 and 2006, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $119 million and $159 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $275 million, $253 million and $239 million in “Net investment income” and $129 million, $108 million and $167 million in “General and administrative expenses” for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” includes $26 million and $51 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2008	2007
			(in millions)
U.S. Dollar floating rate notes (1)	2008-2013	1.39% - 11.63%	$1,216	$180
U.S. Dollar fixed rate notes (2)	2009-2013	5.04% - 12.40%	777	474
Japanese Yen fixed rate notes (3)	2008-2015	0.09% - 2.17%	160	792
Total long-term notes receivable – affiliated (4)			2,153	1,446
Short-term notes receivable – affiliated (5)			1,599	1,913
Total notes receivable - affiliated			$3,752	$3,359

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $75 million and $180 million at December 31, 2008 and 2007, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $404 million at December 31, 2008.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $59 million and $662 million at December 31, 2008 and 2007, respectively.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 3.62% at December 31, 2008 and 5.37% at December 31, 2007. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $12 million and $11 million at December 31, 2008 and 2007, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $97 million, $142 million and $129 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $55 million and $110 million, associated with these transactions at December 31, 2008 and 2007,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respectively. Revenues related to this lending activity were $3 million, $14 million and $18 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Affiliates

In April, June and December 2008, the Company purchased fixed maturity investments from affiliates for a total of $374 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $147 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In February, March and April 2008, the Company purchased commercial mortgage loans from an affiliate for a total of $180 million, the fair value on the date of the transfer plus accrued interest, less reserves. The Company recorded the investments at the affiliate’s carrying amount, and no adjustment was necessary to additional paid-in capital as the fair value and carrying amount were equal. The commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In December 2008, the Company sold fixed maturity investments to an affiliate for a total of $822 million, the fair value on the date of the transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $51 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In December 2008, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $311 million, the fair value on the date of the transfer plus accrued interest, less reserves. The affiliate recorded the investments at the Company’s carrying amount. The difference of $15 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Transfer of Duration Lengthening Swaps between Affiliates

In November 2008, the Company received duration lengthening swaps from a direct subsidiary of Prudential Financial. The Company recorded these items at a fair value of $211 million, net of taxes, which also represented the affiliate’s carrying value. The offset was recorded as a capital contribution. These swaps were terminated in December 2008.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,097 million and $288 million at December 31, 2008 and 2007, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $3,957 million and $740 million at December 31, 2008 and 2007, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 9, “Policyholders’ account balances” include $3,496 million and $2,851 million related to these agreements at December 31, 2008 and 2007, respectively. In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.” In addition, “Deferred policy acquisition costs” includes affiliated amounts of $58 million and $50 million related to these agreements at December 31, 2008 and 2007, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $192 million, $126 million and $77 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $27 million and $89 million at December 31, 2008 and 2007, respectively. “Net investment income” includes a loss of $3 million for the year ended December 31, 2008 and gains of $21 million and $3 million for the years ended December 31, 2007 and 2006, respectively, related to these ventures.

Reinsurance

As discussed in Notes 10 and 12, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 13, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

19.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Transition Impact – As discussed in Note 2, the Company adopted SFAS No. 157 and SFAS No. 159 effective January 1, 2008. The adoption of these two standards did not affect the Company’s consolidated financial position or results of operations. SFAS No. 159 requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance.

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc., including amounts due from parent and affiliates), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

The majority of the Company’s derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including forward rate agreements, interest rate and cross currency swaps, commodity swaps, commodity forward contracts, single name credit default swaps and to-be-announced forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, equity prices, index dividend yields, nonperformance risk and volatility. OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most OTC derivative contracts have bid and ask prices that can be readily observed in the market place. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits and associated reinsurance. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company’s understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities and associated reinsurance, are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company’s claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured options. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer’s values.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	As of December 31, 2008
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale	$—	$95,333	$1,923	$—	$97,256
Trading account assets supporting insurance liabilities	196	12,376	145	—	12,717
Other trading account assets	20	10,337	1,351	(7,085)	4,623
Equity securities, available for sale	2,404	1,153	73	—	3,630
Other long-term investments	15	199	—	—	214
Short-term investments	1,913	1,177	—	—	3,090
Cash and cash equivalents	2,099	5,344	—	—	7,443
Other assets	1,247	2,500	—	—	3,747
Due from parent and affiliates	—	1,752	833	—	2,585
Sub-total excluding separate account assets	7,894	130,171	4,325	(7,085)	135,305

Separate account assets (1)	42,391	60,564	19,780	—	122,735

Total assets	$50,285	$190,735	$24,105	$(7,085)	$258,040

Future policy benefits	—	—	1,172	—	1,172
Other liabilities	1	6,509	139	(5,948)	701
Due to parent and affiliates	—	2,696	1,260	—	3,956

Total liabilities	$1	$9,205	$2,571	$(5,948)	$5,829

1.

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

2.

“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty as permitted by FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts and FSP FIN 39-1, Amendment of FASB Interpretation No. 39.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities, Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities, Available for Sale

	(in millions)
Fair value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	—	628	(5)
Asset management fees and other income	—	(39)	(5)	—
Included in other comprehensive income (loss)	(346)	—	—	(24)
Net investment income	11	(1)	—	—
Purchases, sales, issuances, and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3 (1)	123	(74)	—	(50)
Fair value, end of period	$1,923	$145	$1,351	$73
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period(2):
Included in earnings:
Realized investment gains (losses), net	$(363)	$—	$628	$(5)
Asset management fees and other income	$—	$(46)	$(5)	$—
Included in other comprehensive income (loss)	$(327)	$—	$—	$(21)

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets (3)		Future Policy Benefits	Other Liabilities	Due to Parent and Affiliates
	(in millions)
Fair value, beginning of period	$35	$21,815		$(71)	$(77)	$(395)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	—		(1,079)	(101)	(650)
Asset management fees and other income	—	—		—	—	—
Interest credited to policyholders’ account balances	—	(2,983)		—	—	—
Included in other comprehensive income (loss)	—	—		—	—	—
Net investment income	—	—		—	—	—
Purchases, sales, issuances, and settlements	21	1,555		(22)	39	(215)
Transfers into (out of) Level 3 (1)	—	(607)		—	—	—
Fair value, end of period	$833	$19,780		$(1,172)	$(139)	$(1,260)
Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$777	$—		$(1,079)	$(101)	$(650)
Asset management fees and other income	$—	$—		$—	$—	$—
Interest credited to policyholder’s account balances	$—	$(3,733)	$		$—	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. During the year ended December 31, 2008 the Company recorded losses of $27 million on cost method investments that had been written down to fair value. These fair value measurements were classified as Level 3 in the valuation hierarchy. The inputs used were primarily discounted estimated future cash flows and valuations provided by the general partners taken into consideration with deal and management fee expenses. The carrying value of these investments as of December 31, 2008 was $122 million.

Fair Value of Financial Instruments – Under SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” the Company is required to disclose the fair value of certain financial instruments. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments and other, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 20 for a discussion of derivative instruments.

The fair values presented below for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies. The fair values presented below at December 31, 2008 are in compliance with the framework for measuring fair value established by SFAS No. 157, and therefore may differ from the fair values methodologies applied at December 31, 2007.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Wachovia Securities “lookback” Option

As described in Note 6, the Company intends to elect to exercise its rights under the “lookback” option as it relates to its interest in the Wachovia Securities joint venture. The fair value of the “lookback” option is determined internally by using an approach that employs both Black-Scholes and binominal option pricing models, which includes inputs such as equity market volatilities, risk-free rates and dividend yields. The carrying value of the “lookback” option is reflected within “Other assets.”

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances & Separate Account Liabilities

Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates or other similar local indices, which are commonly viewed as being consistent with the Company’s claims paying ratings. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	2008		2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial mortgage and other loans	$27,717	$25,345	$24,972	$25,420
Policy loans	7,779	9,669	7,831	9,116
Wachovia Securities “lookback” option	580	2,280	—	—
Notes receivable – affiliated	3,752	3,724	3,359	3,359
Policyholders account balance - Investment contracts	58,143	57,708	56,211	56,347
Short-term and long-term debt	14,342	12,919	14,022	14,036
Separate account liabilities - Investment contracts	78,283	78,283	97,158	97,158

20.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission.s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company.s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 21 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 10, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company.s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2008, 2007 and 2006 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2005 ............................................	$(77)
Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings .	(19)

Balance, December 31, 2006	(153)
Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	(212)
Net deferred gains on cash flow hedges from January 1 to December 31, 2008	138
Amount reclassified into current period earnings	(41)

Balance, December 31, 2008	$(115)

It is anticipated that a pre-tax loss of approximately $11 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2009, offset by amounts pertaining to the hedged items. As of December 31, 2008, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $14 million in 2008, losses of $6 million in 2007, and gains of $61 million in 2006.

For the years ended December 31, 2008, 2007 and 2006, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

		December 31, 2008
		Single Name		First to Default Basket		Total
NAIC Designation (1)	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
		(in millions)
1	Aaa, Aa, A	$20	$—	$192	$(17)	$212	$(17)
2	Baa	5	—	417	(63)	422	(63)
	Subtotal Investment Grade	25	—	609	(80)	634	(80)
3	Ba	—	—	15	(2)	15	(2)
4	B	—	—	—	—	—	—
5	C and lower	5	—	93	(26)	98	(26)
6	In or near default	—	—	—	—	—	—
	Subtotal Below Investment Grade	5	—	108	(28)	113	(28)
Total		$30	$—	$717	$(108)	$747	$(108)

		December 31, 2007
		Single Name		First to Default Basket		Total
NAIC Designation	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
		(in millions)
1	Aaa, Aa, A	$40	$—	$575	$(5)	$615	$(5)
2	Baa	15	—	537	(37)	552	(37)
	Subtotal Investment Grade	55	—	1,112	(42)	1,167	(42)
3	Ba	—	—	20	(1)	20	(1)
4	B	—	—	28	(2)	28	(2)
5	C and lower	5	(1)	20	(2)	25	(3)
6	In or near default	—	—	—	—	—	—
	Subtotal Below Investment Grade	5	(1)	68	(5)	73	(6)
Total		$60	$(1)	$1,180	$(47)	$1,240	$(48)

(1)

First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

	December 31, 2008		December 31, 2007
Industry	Notional	Fair Value	Notional	Fair Value
		(in millions)
Corporate Securities:
Manufacturing .............	$ 5	$ —	$ 5	$ —
Utilities .....................	5	—	5	—
Finance .....................	—	—	—	—
Services .....................	5	—	5	(1)
Energy .......................	—	—	—	—
Transportation ..............	—	—	10	—
Retail and Wholesale ......	10	—	20	—
Other ........................	5	—	15	—
First to Default Baskets(1)	717	(108)	1,180	(47)
Total Corporate Securities ......	$ 747	$ (108)	$ 1,240	$ (48)
Total ................................	$ 747	$ (108)	$ 1,240	$ (48)
(1) Credit default baskets may include various industry categories.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively.

In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2008 and December 31, 2007, the Company had $781 million and $405 million of outstanding notional amounts, reported at fair value as a $196 million asset and a $6 million asset, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The vast majority of the Company’s OTC derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company utilizes the credit spread embedded in the London Interbank Offered Rate (LIBOR) curve to reflect nonperformance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread is an appropriate estimate of the nonperformance risk of the Company’s OTC derivative related assets and liabilities.

21.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2008, 2007 and 2006 was $62 million, $67 million and $68 million, respectively.

The following table presents, at December 31, 2008, the Company’s contractual maturities on long-term debt, as more fully described in Note 13, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2009	$—	$92	$(22)
2010	2,041	73	(11)
2011	11	62	(5)
2012	3	52	(5)
2013	22	41	(4)
2014 and thereafter	6,610	67	(4)

Total	$8,687	$387	$(51)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $387 million in total non-cancelable operating leases and $51 million in total sub-lease income, $31 million and $40 million, respectively, has been accrued at December 31, 2008.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $909 million at December 31, 2008.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,441 million at December 31, 2008. Reflected in these other commitments are $9,298 million of commitments to purchase or fund investments, including $7,443 million that the Company anticipates will ultimately be funded from the assets of its separate accounts. Of these separate account commitments, $3,255 million have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which the separate account has borrowed funds, and the Company has guaranteed their obligation to their lender. The Company provides these guarantees to assist the separate account in obtaining financing for the transaction. The Company’s maximum potential exposure under these guarantees was $2,508 million at December 31, 2008. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. Recourse for $2,025 million of the maximum potential exposure is limited to the assets of the separate account. The remaining exposure primarily relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next ten years. At December 31, 2008, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 20, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $747 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2008, such contracts in force carried a total guaranteed value of $5,152 million. These guarantees are supported by collateral that is not reflected on our balance sheet. This collateral had a fair value of $5,124 million at December 31, 2008.

In connection with certain acquisitions, the Company has agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. In accordance with U.S. GAAP, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. At December 31, 2008, maximum potential future consideration pursuant to such arrangements, to be resolved over the following three years, is $65 million. Any such payments would result in increases in intangible assets, including goodwill.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2008, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential Insurance policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees, and prejudgment and post-judgment interest.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential Insurance’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential Insurance reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential Insurance paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial reached a resolution of this matter. The SEC’s complaint, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that the Company improperly accounted for the reinsurance contracts resulting in overstatements of Prudential Financial’s consolidated results for the years 2000, 2001 and 2002 in certain of Prudential Financial’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, Prudential Financial has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which Prudential Financial neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to Prudential Financial’s businesses.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold the Company’s financial products. The complaint alleges claims that the Company failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively , the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 of the consolidated financial statements, during 2008 Prudential Financial, Inc. contributed Prudential Securities Group, LLC, including its investment in the Wachovia Securities joint venture, to the Company. The consolidated financial statements for the periods ended December 31, 2007 and 2006 have been retrospectively adjusted to reflect this contribution for all periods presented.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/S/ PRICEWATERHOUSECOOPERS LLP

New York, New York

April 3, 2009

PART C: OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	Resolutions of the Board of Directors of The Prudential Insurance
Company of America.
	i.	Resolution establishing The Prudential Variable Contract
Account GI-2. (Note 1)
	ii.	Amendment to the Resolution proposing investment in
unaffiliated mutual funds for the Prudential Variable Contract
Account GI-2. (Note 2)

Exhibit (b)	Custodian Agreements.Not Applicable

Exhibit (c)	Underwriting Contracts.
	i.	Form of Distribution Agreement between Pruco Securities, LLC and The Prudential Insurance Company of America. (Note 5)
	ii.	Form of Agreement between Pruco Securities, LLC and the
independent brokers with respect to the Sale of the Group
Contracts. (Note 8)

Exhibit (d)	Contracts.
	i.	Group Contract. (Note 7)
	ii.	Certificate of Coverage. (Note 7)
	iii.	Assignment Certificate. (Note 7)

Exhibit (e)	Applications.
	i.	Application Form for Group Contract. (Note 7)

Exhibit (f)	Depositor’s Certificate of Incorporation and By-Laws.
	i.	Charter of The Prudential Insurance Company of America, as
amended July 19, 2004. (Note 3)
	ii.	By-laws of The Prudential Insurance Company of America, as
amended December 9, 2008. (Note 8)

Exhibit (g)	Reinsurance Contracts.Not Applicable

Exhibit (h)	Participation Agreements.
	i.	Form of Participation Agreement: Participation Agreement
between The Prudential Insurance Company of America and
Prudential Series Fund. (Note 4)
	ii.	Participation Agreements between The Prudential Insurance
Company of America and the following fund families:

AIM Variable Insurance Funds, amended (Note 8)
AllianceBernstein Variable Product Series Fund, Inc. (Note 7)
Lazard Retirement Series, Inc. (Note 8)
DWS Variable Series I, II and Investment VIT Funds (Note 7)
Fidelity Variable Insurance Products (Note 7)
Franklin Templeton Variable Insurance Products Trust (Note 7)
J.P. Morgan Series Trust II (Note 7)
JPMorgan Insurance Trust (Note 7)
Neuberger Berman Advisors Management Trust (Note 7)
PIMCO Variable Insurance Trust (Note 7)
Royce Capital Fund (Note 7)
The Universal Institutional Funds, Inc. (Note 7)

Van Eck Global Worldwide Insurance Trust (Note 7)

	iii.	Form of 22c-2 Agreement (Note 6)

Exhibit (i)	Administrative Contracts.Not Applicable

Exhibit (j)	Other Material Contracts.Not Applicable

Exhibit (k)	Legal Opinion.
	i.	Opinion and Consent of Michael J. Scharpf, Esq. as to the
legality of the securities being registered. (Note 8)

Exhibit (l)	Actuarial Opinion.Not Applicable

Exhibit (m)	Calculation.Not Applicable

Exhibit (n)	Other Opinions.
	i.	Written consent of PricewaterhouseCoopers LLP, independent
registered public accounting firm. (Note 8)

Exhibit (o)	Omitted Financial Statements.Not Applicable

Exhibit (p)	Initial Capital Agreements.Not Applicable

Exhibit (q)	Redeemability Exemption.
	i.	Not applicable; disclosure provided in prospectus and statement of additional information.

Exhibit (r)	Powers of Attorney. (Note 8)
T. Baltimore, Jr., F. Becker, G. Bethune, W. Caperton III, R.
Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J.
Hanson, C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld,
Jr., J. Unruh

(Note 1)	Incorporated by reference to Registrant’s Form S-6, Registration No. 333-01031, filed February 16, 1996.
(Note 2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to Registration Statement, Registration No. 333-01031, filed January 27, 1997.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 51 to Form N-1A, Registration No. 2-80896, filed April 28, 2005 on behalf of The Prudential Series Fund.
(Note 5)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-137572, filed December 21, 2006.
(Note 6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-137572, filed April 19, 2007.
(Note 7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-137572, filed April 24, 2008.
(Note 8)	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of Prudential are listed below:

Name and
Principal Business Address*	Position and Offices with Depositor

Thomas J. Baltimore, Jr.	Director
Frederic K. Becker	Director
Gordon M. Bethune	Director
W. Gaston Caperton III	Director
Gilbert F. Casellas	Director
James G. Cullen	Director
William H. Gray, III	Director
Mark B. Grier	Vice Chairman
Jon F. Hanson	Director
Constance J. Horner	Director
Karl J. Krapek	Director
Christine A. Poon	Director
John R. Strangfeld, Jr.	Chairman
James A. Unruh	Director

Principal Officers of Prudential are listed below:

Name and
Principal Business Address*	Position and Offices with Depositor

John R. Strangfeld, Jr.	Chief Executive Officer and President
Mark B. Grier	Vice Chairman
Edward P. Baird	Executive Vice President
Richard J. Carbone	Executive Vice President and Chief Financial
Officer
Bernard J. Jacob	Senior Vice President and Treasurer
Kathleen M. Gibson	Vice President, Secretary and Corporate
Governance Officer
Robert C. Golden	Executive Vice President
Bernard B. Winograd	Executive Vice President
Susan L. Blount	Senior Vice President and General Counsel
Helen M. Galt	Senior Vice President, Company Actuary and Chief Risk Officer
Peter B. Sayre	Senior Vice President and Controller
Sharon C. Taylor	Senior Vice President

* The address of each Director and Officer is 751 Broad Street, Newark, NJ 07102.

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 27, 2009, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is filed in this registration statement as Exhibit Item 26.(f)(ii) on behalf of the Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a)	Pruco Securities, LLC (“Prusec”)

Pruco Securities LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Group Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a FINRA-registered member. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Group Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Group Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)	Information concerning the officers, directors and managers of Prusec is set forth below.

Name and
Principal Business Address	Position and Offices with Principal Underwriter

John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Sandra Cassidy (Note 1)	Chief Legal Officer, Secretary
Margaret R. Horn (Note 1)	Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Joan H. Cleveland (Note 1)	Vice President
Yolanda M. Doganay (Note 1)	Vice President
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Bernard J. Jacob (Note 2)	Treasurer
James J. Avery (Note 1)	Manager
Stephen Pelletier (Note 2)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David S. Campen (Note 1)	Assistant Controller

Janice F. Pavlou (Note 1)	Assistant Controller
Robert A. Szuhany (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Patricia E. Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)	213 Washington Street, Newark, NJ 07102
(Note 2)	751 Broad Street, Newark, NJ 07102
(Note 3)	100 Mulberry Street, Newark, NJ 07102
(Note 4)	One New York Plaza, 11th Floor, New York, NY 10004
(Note 5)	200 Wood Avenue S, Iselin, NJ 08830
(Note 6)	2998 Douglas Blvd. HP2, Roseville, CA 95661

(c)	Compensation

During the year ended December 31, 2008, Prusec received no compensation or commissions from The Prudential Variable Contract Account GI-2.

Item 31. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102. The Principal Underwriter, Pruco Securities, LLC (“Prusec”) is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant’s Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Roseland and the State of New Jersey, on this 29th day of April, 2009.

     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
(Registrant)

By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Depositor)

By:	/s/ Rosanne J. Baruh
Rosanne J. Baruh
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE AND TITLE
/s/*

JOHN R. STRANGFELD, JR.
CHAIRMAN, CHIEF EXECUTIVE OFFICER, PRESIDENT, AND DIRECTOR

/s/*

RICHARD J. CARBONE
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

/s/*

PETER B. SAYRE
SENIOR VICE PRESIDENT AND CORPORATE CONTROLLER

/s/*

THOMAS J. BALTIMORE, JR.
DIRECTOR

/s/*

FREDERIC K. BECKER
DIRECTOR

/s/*

GORDON M. BETHUNE
DIRECTOR

/s/*

W. GASTON CAPERTON, III
DIRECTOR

/s/*

GILBERT F. CASELLAS
DIRECTOR

/s/*

JAMES G. CULLEN
DIRECTOR

/s/*

WILLIAM H. GRAY, III
DIRECTOR

/s/*

MARK B. GRIER
VICE CHAIRMAN AND DIRECTOR

/s/*

JON F. HANSON
DIRECTOR

/s/*

CONSTANCE J. HORNER
DIRECTOR

/s/*

KARL J. KRAPEK
DIRECTOR

/s/*

CHRISTINE A. POON
DIRECTOR

/s/*

JAMES A. UNRUH
DIRECTOR

*By:	/s/ THOMAS C. CASTANO

THOMAS C. CASTANO
Attorney-in-fact
April 9, 2009

EXHIBIT INDEX

Item 26

(c)(ii)	Form of Agreement between Pruco Securities, LLC and the independent brokers with respect to the Sale of the Group Contracts.
(f)(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008
(h)(ii)	Participation Agreements between The Prudential Insurance Company of America and the following fund families:

AIM Variable Insurance Funds, amended
Lazard Retirement Series, Inc.
(k)	Opinion and Consent of Michael J. Scharpf, Esq. as to the legality of the securities being registered.
(n)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
(r)	Powers of Attorney: T. Baltimore, Jr., F. Becker, G. Bethune, W. Caperton III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh